UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22717

First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Address of principal executive offices)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report
For the Year Ended
September 30, 2023

First Trust Exchange-Traded Fund VI
Book 1

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Multi-Asset Diversified Income Index Fund (MDIV)
First Trust S&P International Dividend Aristocrats ETF (FID)
First Trust BuyWrite Income ETF (FTHI)
First Trust Nasdaq BuyWrite Income ETF (FTQI)
First Trust Rising Dividend Achievers ETF (RDVY)
First Trust Dorsey Wright Focus 5 ETF (FV)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
First Trust International Developed Capital Strength ETF (FICS)

Table of Contents
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, and the portfolio commentary from the portfolio management team of the Funds, as applicable, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2023.
A famous financial industry quote came to mind as I was sizing up the current business climate:“Wall Street has a few prudent principles; the trouble is that they are always forgotten when they are most needed.” The past year has been a time when those who stuck with their principles were rewarded, in my opinion. The financial markets continue to battle a myriad of headwinds, from geopolitical uncertainty resulting from war (Israel and Hamas and the conflict between Russia and Ukraine), to slowing global economic growth and inflation. Inflation, for one, has remained persistently high. A common measure of inflation is the 12-month rate of change in the Consumer Price Index (“CPI”). The CPI stood at 3.7% on September 30, 2023, significantly lower than its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% on June 30, 2023. Considering this, as well as other better-than-expected economic data, the Federal Reserve recently noted that the Federal Funds target rate will need to remain elevated for a longer period than previously expected.
As many investors are likely aware, a higher Federal Funds target rate has deep implications for consumers. Perhaps the most obvious area impacted by higher rates is housing. The national average for a 30-year mortgage stood at 7.99% as of October 18, 2023, up from 3.22% on October 20, 2021. Higher mortgage rates, coupled with high home prices, are stretching U.S. home affordability. The monthly payment on a median-priced home ($407,100 in August 2023) with a 20% down payment, and a mortgage rate of 7.99%, comes in at $2,387. It is not just mortgage rates that are pressuring the budgets of U.S. households. Debt payments on car loans and credit cards are showing signs of weakness as well. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023 (most recent data), surpassing pre-pandemic levels.
While headwinds to the global economy exist, not all the news is bad. Driven by technological developments in artificial intelligence, the U.S. equity markets have had a phenomenal year. Year-to-date through September 30, 2023, the S&P 500® Index has enjoyed a total return of 13.07%. Additionally, the U.S. exported a record 20.4 billion cubic feet per day (“Bcf/d”) of natural gas and 11.6 Bcf/d of liquefied natural gas (“LNG”) over the first six months of the year, making the U.S. the world’s largest exporter of LNG during the period. It can be tempting to deviate from fundamentals when times get tough, but we continue to encourage investors to hold fast to their principles; they will serve you for years to come.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in October 2023 sees real gross domestic product growth rising by 3.0% worldwide in 2023, up from its 2.9% projection in January 2023. The IMF is currently forecasting a 2.1% growth rate for the U.S., up from its January 2023 estimate of 1.4%. Emerging Market and Developing Economies are expected to grow by 4.0% this year, unchanged from the IMF’s 4.0% estimate in January 2023. The IMF notes that risks to their global outlook remain tilted to the downside, citing the real estate crisis in China, the potential for increased volatility among commodity prices, and uncomfortably high inflation, among other reasons, for their outlook.
In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), stood at 3.7% on a trailing 12-month basis at the end of September 2023, according to the U.S. Bureau of Labor Statistics. While this is significantly lower than the most recent high of 9.1% in June 2022, the September 2023 CPI reading reflects a re-acceleration in the metric when compared to its most recent low of 3.0% set on June 30, 2023.
Performance of Global Stocks and Bonds
The major U.S. stock indices delivered positive results over the past 12 months. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 21.62%, 15.51% and 10.08%, respectively, for the 12-month period ended September 30, 2023. Nine of the 11 major sectors that comprise the Index were positive on a total return basis. The top performer was the Information Technology sector, up 41.10%, while the worst showing came from the Utilities sector, down 7.02%.
A Bloomberg survey of twenty-two equity strategists found that their average 2023 year-end price target for the Index was 4,370 as of October 18, 2023, according to its own release. The highest and lowest estimates were 4,900 and 3,700, respectively. The Index closed trading on September 29, 2023, at 4,288.05. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for the 2023 and 2024 calendar years stood at -2.83% and 11.89%, respectively, as of October 13, 2023.
The broader foreign stock indices experienced positive total returns over the past year. For the 12-month period ended September 30, 2023, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of 24.00% (USD) and 11.70% (USD), respectively, according to Bloomberg. The major foreign bond indices were also up over the same period. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of 2.24% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt rose by 8.57% (USD), according to Bloomberg. The U.S. dollar fell 5.30% over the past 12 months against a basket of major currencies, as measured by the U.S. Dollar Index. The decrease in the dollar provided a boost to the performance of both foreign stock and bond indices, in our opinion.
Results were also positive in the U.S. bond market over the period. The top performing major debt group we track was intermediate U.S. high yield bonds. The Bloomberg Intermediate U.S. High Yield Index posted a total return of 10.34% for the 12-month period ended September 30, 2023. The worst performing U.S. debt group that we track was the Ginnie Mae 30-Year Bond. The Bloomberg Ginnie Mae 30-Year Index posted a total return of 0.29%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 74 basis points in the period to close at 4.57% on September 29, 2023, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.27% for the 10-year period ended September 30, 2023.

Fund Performance Overview (Unaudited)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
The First Trust NASDAQ Technology Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Technology DividendTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “TDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index includes up to 100 technology and telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a technology or telecommunications company under the Industry Classification Benchmark and have a minimum market capitalization of $500 million. The Index may include U.S.-listed securities of non-U.S. companies, including companies located in emerging market countries.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (8/13/12) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (8/13/12) to 9/30/23
Fund Performance
NAV	31.22%	10.32%	12.21%	12.44%	63.43%	216.33%	268.99%
Market Price	31.22%	10.34%	12.20%	12.45%	63.55%	216.22%	269.01%
Index Performance
Nasdaq Technology DividendTM Index	32.10%	11.02%	12.92%	13.16%	68.67%	237.10%	296.15%
S&P 500® Index	21.62%	9.92%	11.91%	12.70%	60.44%	208.21%	278.49%
S&P 500® Information Technology Index	41.10%	18.40%	20.38%	19.10%	132.63%	539.17%	600.18%
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 31.22% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 21.62%. 86.1% of the Fund was allocated to the Information Technology sector and 12.8% went to Communication Services. The greatest industry allocation, and most significant contribution to the Fund’s return, was in the Semiconductors & Semiconductor Equipment industry, within the Information Technology sector. This industry carried an average weight of 37.3% in the Fund and contributed 16.7% to the Fund’s overall return. No sector had a negative contribution to the Fund’s return. The industry with the most negative contribution to the Fund’s return was the Diversified Telecommunication Services industry, within the Communication Services sector. This industry’s allocation in the Fund was 7.5% and accounted for -0.7% drag on the Fund’s performance.

Nasdaq® and Nasdaq Technology DividendTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ Technology Dividend Index Fund (TDIV) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	84.3%
Communication Services	14.2
Industrials	1.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Microsoft Corp.	8.2%
International Business Machines Corp.	8.2
Texas Instruments, Inc.	8.1
Broadcom, Inc.	7.7
Oracle Corp.	7.0
QUALCOMM, Inc.	4.1
Analog Devices, Inc.	3.4
Motorola Solutions, Inc.	2.0
NXP Semiconductors N.V.	2.0
Comcast Corp., Class A	2.0
Total	52.7%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023

$75,000
$50,000
$25,000
$0
$63,917
$33,710
$31,633
$30,821
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust NASDAQ Technology Dividend Index Fund
Nasdaq Technology Dividend™ Index
S&P 500® Index
S&P 500® Information Technology Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV)
The Multi-Asset Diversified Income Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq US Multi-Asset Diversified IncomeTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “MDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts, real estate investment trusts (“REITs”), preferred securities, master limited partnerships (“MLPs”) and an exchange-traded fund (“ETF”) that comprise the Index. The Index allocates 20% of its weight to the equity securities segment, 20% of its weight to the REIT segment, 20% of its weight to the preferred stocks segment, 20% of its weight to the MLP segment and 20% of its weight to an ETF that invests in high yield corporate debt securities. The ETF in which the Fund invests may be advised by First Trust Advisors L.P.
The Index is designed to provide exposure to five asset segments, each selected to result in a consistent and high yield for the Index. The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (8/13/12) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (8/13/12) to 9/30/23
Fund Performance
NAV	8.05%	1.30%	2.70%	3.25%	6.68%	30.56%	42.78%
Market Price	7.98%	1.31%	2.70%	3.25%	6.74%	30.56%	42.78%
Index Performance
Nasdaq US Multi-Asset Diversified IncomeTM Index	8.69%	1.85%	3.33%	3.89%	9.60%	38.76%	52.93%
S&P 500® Index	21.62%	9.92%	11.91%	12.70%	60.44%	208.21%	278.49%
Dow Jones U.S. Select DividendTM Index(1)	4.84%	5.76%	9.09%	10.00%	32.31%	138.77%	189.04%

(1)	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of 8.05% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 21.62%. The Fund seeks to invest approximately 20% of its assets in each of five categories:Equities, REITs, Preferred Securities, MLPs, and a high-yield corporate debt ETF. During the period covered by this report, the most significant positive contribution came from the allocation to MLPs, which contributed 4.4% to the Fund’s overall return. During the period, none of the five categories had a negative contribution to the Fund’s overall return.

Nasdaq® and Nasdaq US Multi-Asset Diversified IncomeTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV) (Continued)

Sector Allocation	% of Total Long-Term Investments
Energy	24.4%
Financials	20.7
Other*	20.0
Real Estate	14.9
Consumer Staples	5.8
Utilities	5.7
Industrials	4.0
Health Care	1.3
Communication Services	1.2
Consumer Discretionary	0.8
Materials	0.8
Information Technology	0.4
Total	100.0%

*	ETF with holdings representing multiple sectors.

Top Ten Holdings	% of Total Long-Term Investments
First Trust Tactical High Yield ETF	20.0%
Icahn Enterprises, L.P.	1.8
Ready Capital Corp.	1.4
Alliance Resource Partners, L.P.	1.3
Rithm Capital Corp.	1.3
Starwood Property Trust, Inc.	1.2
Dorchester Minerals, L.P.	1.2
Ladder Capital Corp.	1.1
USA Compression Partners, L.P.	1.1
NuStar Logistics, L.P.	1.1
Total	31.5%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023
$40,000
$30,000
$20,000
$10,000
$0
$30,821
$23,877
$13,876
$13,056
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
Multi-Asset Diversified Income Index Fund
Nasdaq US Multi-Asset Diversified Income™ Index
S&P 500® Index
Dow Jones U.S. Select Dividend™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID)
The First Trust S&P International Dividend Aristocrats ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S&P International Dividend Aristocrats Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FID.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index measures the performance of high dividend yielding companies that have followed a managed-dividends policy of increasing or maintaining dividends for at least ten consecutive years.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (8/22/13) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (8/22/13) to 9/30/23
Fund Performance
NAV	11.60%	0.93%	1.21%	1.57%	4.75%	12.82%	17.11%
Market Price	11.60%	0.96%	1.20%	1.58%	4.87%	12.72%	17.17%
Index Performance
S&P International Dividend Aristocrats Index(1)	13.15%	2.23%	N/A	N/A	11.68%	N/A	N/A
Dow Jones EPAC Select DividendTM Index(2)	20.29%	1.34%	2.14%	2.71%	6.88%	23.63%	31.06%
MSCI World ex USA Index	24.00%	3.44%	3.84%	4.29%	18.41%	45.76%	52.94%

(1)
On August 30, 2018, the Fund’s underlying index changed from the Nasdaq International Multi-Asset Diversified IncomeTM Index to the S&P
International Dividend Aristocrats Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to
August 30, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the
Index had an inception date of April 30, 2018, it was not in existence for all of the periods disclosed. The old index was terminated on
November 23, 2018, so performance data does not exist for these time periods.

(2)
The Dow Jones EPAC Select DividendTM Index measures the performance of a selected group of companies, from non-U.S. developed markets
(Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.

(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of 11.60% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of 24.00%. The largest allocation during the period covered by this report was to investments in Canada. Investments in this country carried an average weight of 25.0%, but their performance was relatively flat, contributing only 1.0% to the Fund’s overall return. The country with the greatest contribution to the Fund’s return was Japan, which received an allocation of 18.8% and contributed 4.5% to the Fund’s return. Meanwhile, the greatest source of drag on the Fund’s return came from investments in Bermuda. The allocation to these securities was 2.9% and contributed -1.0% to the Fund’s overall return. The Fund’s currency exposure had a 2.9% impact on the Fund’s performance during the period covered by this report.

S&P International Dividend Aristocrats Index (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	25.6%
Industrials	14.6
Utilities	13.7
Real Estate	12.3
Materials	7.8
Consumer Discretionary	6.8
Energy	5.7
Communication Services	4.8
Consumer Staples	4.1
Information Technology	3.4
Health Care	1.2
Total	100.0%

Country Allocation†	% of Total Investments
Canada	24.6%
Japan	22.9
Hong Kong	11.9
Switzerland	10.3
United Kingdom	7.7
Germany	4.4
Italy	3.8
Bermuda	2.5
France	2.0
Singapore	1.7
Ireland	1.3
Saudi Arabia	1.3
South Korea	1.3
Norway	1.2
Taiwan	1.2
Australia	1.0
China	0.9
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Top Ten Holdings	% of Total Long-Term Investments
Adecco Group AG	2.7%
A2A S.p.A.	2.6
Lenovo Group Ltd.	2.2
Sumitomo Forestry Co., Ltd.	2.2
Toyo Tire Corp.	2.1
Toyo Seikan Group Holdings Ltd.	2.1
Bouygues S.A.	2.0
New World Development Co., Ltd.	1.7
BASF SE	1.7
Singapore Technologies Engineering Ltd.	1.7
Total	21.0%

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$14,576
$12,363
$11,282
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust S&P International Dividend Aristocrats ETF
Dow Jones EPAC Select Dividend™ Index
MSCI World ex USA Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI)
The First Trust BuyWrite Income ETF (the “Fund”) is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide current income. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an “option strategy” in which it will write (sell) U.S. exchange-traded call options on the S&P 500® Index (the “Index”) to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. The equity securities held by the Fund are selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund’s portfolio. The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FTHI.”
Portfolio Management Team
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager of First Trust
Rob A. Guttschow, CFA, Senior Portfolio Manager of First Trust
Each portfolio manager has served in such capacity for the Fund since 2014.
Overall Market Recap
U.S. economic growth was strong during the fiscal period from October 1, 2022 to September 30, 2023. Real gross domestic product (“GDP”) grew by an average 2.30% (annualized) during the first three quarters of the fiscal period and forecasts as of September 30, 2023 from the Atlanta Fed GDPNow forecasting tool place third quarter 2023 GDP growth at a strong 4.92% annualized. The U.S. Labor market, as measured by the U.S. Bureau of Labor Statistics’ Nonfarm payroll release, showed strong employment growth during the fiscal period, with 3.19 million jobs created in the fiscal period. The robust growth in jobs has drawn more workers back into the economy as the U.S. Labor Force Participation Rate has increased by 0.5%, rising to 62.8%, the highest since February 2020, the month prior to the government-led COVID-19 shutdown. During the fiscal period, the strong jobs market translated into higher nominal wages, up 4.2% year-over-year (“Y-O-Y”), unfortunately, inflation resulted in real wages (aka wages adjusted for the level of inflation) declining over the fiscal period by 0.1%, the third year in a row where inflation adjusted wage growth was negative.
The Federal Reserve’s (the “Fed”) interest rate hiking program, which began in March of 2022, has successfully lowered inflation from a Y-O-Y peak of 9.1% in June of 2022 to the most recent Y-O-Y value of 3.7%. During the process, the short-term Federal Funds target rate has risen from 0.25% to 5.50%. Most, if not all, U.S. based interest rates have risen as the Federal Funds target rate has risen. Most pertinent to U.S. consumers is the increase in the 30-year conforming mortgage rate which, according to Bankrate.com, has risen by 0.74% during this fiscal period, and by 3.44% since February of 2022, just before the Fed began raising the Federal Funds target rate.
The U.S. equity market, as represented by the Index, rallied during this fiscal period, up 21.62%. Returns in the Index were particularly good for technology-related stocks, as the release of ChatGPT sparked a strong rally in technology stocks related to or doing business in the Artificial Intelligence industry. Bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, were up slightly during the period (+0.64%) while riskier high yield bonds (Bloomberg U.S. Corporate High Yield Bond Index) were up 10.28%. Commodity markets declined with the Bloomberg Commodity Index down 1.30%.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (1/6/14) to 9/30/23	5 Years Ended 9/30/23	Inception (1/6/14) to 9/30/23
Fund Performance
NAV	20.82%	3.35%	5.59%	17.88%	69.79%
Market Price	20.72%	3.39%	5.61%	18.15%	70.11%
Index Performance
CBOE S&P 500 BuyWrite Monthly Index(1)	14.62%	2.83%	5.30%	14.99%	65.24%
S&P 500® Index	21.62%	9.92%	11.25%	60.44%	182.13%

(1)	The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index.
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund returned 20.72% on a market price basis and 20.82% on a NAV basis for the fiscal period from October 1, 2022, through September 30, 2023. The Fund’s benchmark, the CBOE S&P 500 BuyWrite Index (the “Benchmark”) returned 14.62% during the same period. During the fiscal period, the Fund paid a distribution in each month, with the total distribution for the fiscal period of $1.77 per share. The distribution per share as of the last payable date, September 29, 2023, was $0.157 per share.
The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any potential qualified dividend income that the Fund may receive in addition to maintaining the favorable tax treatment for any realized gains that may arise from turnover in the stock or options portfolio. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.
During the fiscal period, U.S. equity markets performed strongly as the general equity market, as measured by the Index, was up 21.62%. The Fund’s equity holdings outperformed the Index during the period adding additional relative return to shareholders. Relative returns for the period were positively affected by the Fund’s overweight in the Energy sector while an underweight in the Information Technology sector detracted a smaller amount from relative underperformance. The Fund, on average, held 6.60% of its portfolio in Energy stocks versus the Benchmark’s weight of 4.73%. Within the Information Technology sector, the largest sector within the Benchmark, the Fund’s average weight was 22.51% versus the Benchmark’s average weight of 25.35%. Stock selection within the Consumer Staples, Financials, and Information Technology sectors were a positive during the fiscal period while selection was a negative in the Communications Services and Energy sectors.
For the fiscal period, the Funds “option strategy” of selling Index call options outperformed the Benchmark’s option strategy. Both option strategies subtracted from total return during the fiscal period, but the Fund’s strategy of selling one-to-three-month options written slightly out-of-the-money with a structural over-write capped at 75% of Fund NAV significantly outperformed the Benchmark strategy of selling one-month, at-the-money calls on 100% of the NAV of the Benchmark. During strong equity markets, the ability to write out-of-the-money calls rather than at-the-money call options helped the Fund significantly outperform the Benchmark, while still generating significant option premium to help support the Fund’s distribution rate.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and seeking capital appreciation. The Fund is invested in a broad array of U.S. equity securities with a market cap weighted dividend yield of 2.77% versus the Index’s dividend yield of 2.01%. As of the end of the fiscal period, the Fund’s option strategy was overwriting 67.9% of the Fund’s assets with an average time to expiration of 28 days. The combination of our dividend tilted equity holdings plus our options strategy provides a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and will be supportive of the Fund’s primary objective of providing current income.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	23.8%
Financials	14.4
Consumer Discretionary	12.6
Health Care	11.6
Communication Services	8.6
Consumer Staples	7.9
Industrials	6.9
Energy	6.1
Materials	3.5
Real Estate	3.1
Utilities	1.5
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	98.2%
Written Options	(0.4)
Net Other Assets and Liabilities	2.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Apple, Inc.	6.8%
Microsoft Corp.	6.4
Amazon.com, Inc.	3.4
NVIDIA Corp.	2.9
Alphabet, Inc., Class A	2.1
Berkshire Hathaway, Inc., Class B	1.9
Alphabet, Inc., Class C	1.9
Meta Platforms, Inc., Class A	1.8
Tesla, Inc.	1.7
Exxon Mobil Corp.	1.4
Total	30.3%

Performance of a $10,000 Initial Investment
January 6, 2014 - September 30, 2023

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$28,213
$16,979
$16,524
1/6/14
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust BuyWrite Income ETF
CBOE S&P 500 BuyWrite Monthly Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq BuyWrite Income ETF (FTQI)
The First Trust Nasdaq BuyWrite Income ETF (the “Fund”) is an actively managed exchange-traded fund. The Fund’s investment objective is to provide current income. Under normal market conditions, the Fund will pursue its investment objective by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100 Index®. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the components of the Nasdaq CompositeTM Index. The Fund will employ an option strategy in which it will write U.S. exchange-traded call options on the Nasdaq-100 Index® in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells an option contract to another party. In exchange for the premiums received in connection with its written U.S. exchange-traded call options on the Nasdaq-100 Index®, the Fund forfeits any upside potential of the Nasdaq-100 Index® above the strike price of the written call options. It is expected that the Fund will distribute premiums to shareholders on a monthly basis. The premiums received from the sale of call options are expected to be the Fund’s primary source of income. Under normal market conditions, the Fund will seek to distribute the majority of the option premiums collected. The Fund does not target a specific income level, but seeks to provide investors with current income primarily from options premiums through writing calls with a notional value of 50-100% of the Fund’s assets. The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FTQI.”
Portfolio Management Team
The following persons serve as portfolio managers of the Fund.
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager of First Trust
Rob A. Guttschow, CFA, Senior Portfolio Manager of First Trust
Each portfolio manager has served in such capacity since 2014.
Overall Market Recap
U.S. economic growth was strong during the fiscal period from October 1, 2022 to September 30, 2023. Real gross domestic product (“GDP”) grew by an average 2.30% (annualized) during the first three quarters of the fiscal period and forecasts as of September 30, 2023 from the Atlanta Fed GDPNow forecasting tool place third quarter 2023 GDP growth at a strong 4.92% annualized. The U.S. Labor market, as measured by the U.S. Bureau of Labor Statistics’ Nonfarm payroll release, showed strong employment growth during the fiscal period, with 3.19 million jobs created in the fiscal period.  The robust growth in jobs has drawn more workers back into the economy as the U.S. Labor Force Participation Rate has increased by 0.5%, rising to 62.8%, the highest since February 2020, the month prior to the government-led COVID-19 shutdown. During the fiscal period, the strong jobs market translated into higher nominal wages, up 4.2% year-over-year (“Y-O-Y”), unfortunately, inflation resulted in real wages (aka wages adjusted for the level of inflation) declining over the fiscal period by 0.1%, the third year in a row where inflation adjusted wage growth was negative.
The Federal Reserve’s (the “Fed”) interest rate hiking program, which began in March of 2022, has successfully lowered inflation from a Y-O-Y peak of 9.1% in June of 2022 to the most recent Y-O-Y value of 3.7%. During the process, the short-term Federal Funds target rate has risen from 0.25% to 5.50%. Most, if not all, U.S. based interest rates have risen as the Federal Funds target rate has risen. Most pertinent to U.S. consumers is the increase in the 30-year conforming mortgage rate which, according to Bankrate.com, has risen by 0.74% during this fiscal period, and by 3.44% since February of 2022, just before the Fed began raising the Federal Funds target rate.
The U.S. equity market, as represented by the S&P 500® Index, rallied during the fiscal period, up 21.62%. Returns in the S&P 500® Index were particularly good for technology-related stocks, as the release of ChatGPT sparked a strong rally in technology stocks related to or doing business in the Artificial Intelligence (“AI”) industry. Bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, were up slightly during the period (+0.64%) while riskier high yield bonds (Bloomberg U.S. Corporate High Yield Bond Index) were up 10.28%. Commodity markets declined with the Bloomberg Commodity Index down 1.30%.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq BuyWrite Income ETF (FTQI) (Continued)
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (1/6/14) to 9/30/23	5 Years Ended 9/30/23	Inception (1/6/14) to 9/30/23
Fund Performance
NAV	17.53%	1.65%	3.91%	8.53%	45.18%
Market Price	17.58%	1.69%	3.93%	8.76%	45.52%
Index Performance
CBOE Nasdaq-100 BuyWrite IndexSM(1)	20.46%	3.23%	6.41%	17.25%	83.11%
S&P 500® Index	21.62%	9.92%	11.25%	60.44%	182.13%
Nasdaq-100 Index®(2)	35.31%	15.06%	17.02%	101.70%	361.44%

(1)
The Cboe Nasdaq-100 BuyWrite IndexSM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the
Nasdaq-100 Index®. The index is a passive total return index based on (1) buying the Nasdaq-100 Index® stock index portfolio, and (2) “writing”
(or selling) the near-term Nasdaq-100 Index® “covered” call option.

(2)
On May 11, 2022, the Fund’s primary benchmark changed from the S&P 500® Index to the Nasdaq-100 Index® because the Advisor believes that the Nasdaq-100 Index® better reflects the investment strategies of the Fund.

(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund returned 17.58% on a market price basis and 17.53% on a NAV basis for the fiscal period from October 1, 2022 through September 30, 2023. The Fund’s benchmark, the CBOE Nasdaq-100 BuyWrite IndexSM (the “Benchmark”) returned 20.46% during the same period. The Benchmark’s underlying equity index, the Nasdaq-100 Index® (“underlying index” or “Index”) returned 35.31% during the period. During the fiscal period, the Fund paid a distribution in each month, with the total distribution for the fiscal period of $2.25 per share. The distribution per share as of the last payable date, September 29, 2023, was $0.198 per share.
The Fund’s equity holdings seek to earn a return that is reasonably correlated to the underlying index over a full market cycle by purchasing equity securities based upon a several factors such as liquidity, market capitalization, price level, sector classification, and contribution to risk and return. At the same time, the Fund seeks to limit the direct overlap with the underlying index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any potential qualified dividend income that the Fund may receive in addition to maintaining the favorable tax treatment for any realized gains that may arise from turnover in the stock or options portfolio.
The Fund’s equity holdings underperformed the underlying index over the fiscal period. The underperformance was driven by the combination of the Fund’s sector allocation and the Fund’s stock selection within each sector. The largest negative impact on relative returns was the Fund’s stock selection within the Information Technology sector. The Fund was, on average, at Benchmark weight in the Information Technology sector; however, the Fund was underweighted relative to the Index’s weight in Technology stocks:NVDIA Corp., Microsoft Corp., and Amazon.com, Inc., which all rallied strongly with the release and market euphoria around ChatGPT and AI. Poor stock selection in the Industrials and Utilities sectors also weighed on relative returns for the Fund’s stock portfolio.
For the fiscal period, the Funds “option strategy” of selling Index based call options outperformed the Benchmark’s option strategy. Both option strategies subtracted from total return during the fiscal period, but the Fund’s strategy of selling one-to-three-month options written slightly out-of-the-money significantly outperformed the Benchmark strategy of selling one-month, at-the-money calls on 100% of the NAV of the Benchmark. During the fiscal periods strong equity market rally, the Fund was able to generate more than sufficient option premium to support the high dividend level by writing options that were slightly out-of-the-money and written at a notional level that was less than 100% of the Funds total NAV. Relative to the Benchmark’s 100% overwrite, at-the-money, the Fund’s option strategy allowed the Fund to more fully participate in the equity rally, providing positive relative performance versus the Benchmark.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq BuyWrite Income ETF (FTQI) (Continued)
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its investment objective of providing current income to its shareholders. The Fund is invested in a broad array of U.S. equity securities with a market cap weighted dividend yield of 1.41%, matching the underlying index’s dividend yield of 1.40%. As of the end of the fiscal period, the Fund’s option strategy was overwriting 81.83% of the Fund’s assets with an average time to expiration of 26 days. The combination of the dividend yield of the underlying equities plus our options strategy provide a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and will be supportive of the Fund’s objective of providing current income.

Sector Allocation	% of Total Long-Term Investments
Information Technology	47.8%
Communication Services	15.0
Consumer Discretionary	9.3
Health Care	6.9
Consumer Staples	6.5
Financials	3.8
Industrials	3.0
Energy	2.4
Utilities	2.1
Real Estate	1.7
Materials	1.5
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	98.2%
Written Options	(1.2)
Net Other Assets and Liabilities	3.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Apple, Inc.	11.0%
Microsoft Corp.	9.6
Amazon.com, Inc.	4.5
NVIDIA Corp.	4.2
Meta Platforms, Inc., Class A	4.0
Tesla, Inc.	3.0
Broadcom, Inc.	3.0
Alphabet, Inc., Class C	2.3
Alphabet, Inc., Class A	2.3
Costco Wholesale Corp.	2.2
Total	46.1%

Performance of a $10,000 Initial Investment
January 6, 2014 - September 30, 2023

$50,000
$40,000
$30,000
$20,000
$10,000
$0
$46,144
$28,213
$18,311
$14,518
1/6/14
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust Nasdaq BuyWrite Income ETF
CBOE Nasdaq-100 BuyWrite Index℠
S&P 500® Index
Nasdaq-100 Index®

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY)
The First Trust Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called Nasdaq US Rising Dividend AchieversTM Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index includes 50 U.S. exchange-traded equity securities, including securities issued by non-U.S. companies that trade on U.S. securities exchanges in the form of depositary receipts. The Index is designed to provide access to a diversified portfolio of small, mid and large capitalization companies with a history of raising their dividends while exhibiting the characteristics to continue to do so in the future by including companies with strong cash balances, low debt and increasing earnings. The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “RDVY.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (1/6/14) to 9/30/23	5 Years Ended 9/30/23	Inception (1/6/14) to 9/30/23
Fund Performance
NAV	21.22%	9.80%	10.97%	59.60%	175.49%
Market Price	21.21%	9.79%	10.98%	59.53%	175.53%
Index Performance
Nasdaq US Rising Dividend AchieversTM Index	21.88%	10.39%	11.56%	63.89%	190.06%
Dow Jones U.S. Select DividendTM Index(1)	4.84%	5.76%	8.63%	32.31%	123.72%

(1)	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of 21.22% during the 12-month period covered by this report. During the same period, the Dow Jones U.S. Select DividendTM Index (the “Benchmark”) generated a return of 4.84%. The sector with the greatest allocation in the Fund during the period covered by this report was the Financials sector. Investments in this sector carried an average weight of 38.1% and contributed 3.7% to the Fund’s overall return. The Information Technology sector had the greatest contribution to the Fund’s return, with an allocation of 20.5% and a contribution to return of 9.8%. Meanwhile, the 8.6% allocation to the Health Care sector had the most negative contribution to the Fund’s return, which caused a -0.6% drag on the Fund’s performance.

Nasdaq® and Nasdaq US Rising Dividend AchieversTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	39.3%
Information Technology	16.0
Materials	12.3
Energy	12.3
Health Care	8.1
Industrials	4.1
Communication Services	3.9
Consumer Discretionary	2.0
Consumer Staples	2.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Steel Dynamics, Inc.	2.2%
CF Industries Holdings, Inc.	2.1
Humana, Inc.	2.1
Chord Energy Corp.	2.1
Mueller Industries, Inc.	2.1
Chevron Corp.	2.1
Exxon Mobil Corp.	2.1
Nucor Corp.	2.1
Lam Research Corp.	2.1
Reliance Steel & Aluminum Co.	2.1
Total	21.1%

Performance of a $10,000 Initial Investment
January 6, 2014 - September 30, 2023
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
1/6/14
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$29,006
$27,549
$22,372
First Trust Rising Dividend Achievers ETF
Nasdaq US Rising Dividend Achievers™ Index
Dow Jones U.S. Select Dividend™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV)
The First Trust Dorsey Wright Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Focus FiveTM Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FV.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (3/5/14) to 9/30/23	5 Years Ended 9/30/23	Inception (3/5/14) to 9/30/23
Fund Performance
NAV	8.63%	7.98%	9.17%	46.82%	131.59%
Market Price	8.76%	7.99%	9.17%	46.84%	131.70%
Index Performance
Dorsey Wright Focus FiveTM Index	9.10%	8.32%	9.56%	49.14%	139.56%
S&P 500® Index	21.62%	9.92%	11.11%	60.44%	174.05%
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of 8.63% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 21.62%. The Fund’s greatest sector allocation was to the Consumer Staples sector. Investments in this sector carried an average weight of 18.0% and contributed 0.6% to the Fund’s return. The greatest contribution to return came from the Industrials sector which received an allocation of 16.2% and contributed 4.3% to the Fund’s return. The most negative contribution to the Fund’s return came from investments in the Financials sector, which caused a -4.4% drag on the Fund’s overall performance.

Nasdaq® and Dorsey Wright Focus FiveTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV) (Continued)

Performance of a $10,000 Initial Investment
March 5, 2014 - September 30, 2023

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$27,405
$23,956
$23,159
3/5/14
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust Dorsey Wright Focus 5 ETF
Dorsey Wright Focus Five™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
The First Trust RBA American Industrial Renaissance® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance® Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “AIRR.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (3/10/14) to 9/30/23	5 Years Ended 9/30/23	Inception (3/10/14) to 9/30/23
Fund Performance
NAV	35.41%	13.25%	10.70%	86.33%	164.18%
Market Price	35.31%	13.25%	10.70%	86.30%	164.34%
Index Performance
Richard Bernstein Advisors American Industrial Renaissance® Index	36.45%	14.07%	11.54%	93.13%	183.98%
S&P 500® Index	21.62%	9.92%	11.10%	60.44%	173.47%
S&P 500® Industrials Index	24.58%	7.29%	9.01%	42.16%	128.15%
Russell 2500® Index	11.28%	4.55%	6.96%	24.89%	90.21%
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of 35.41% during the 12-month period covered by this report. During the same period, the S&P 500® Industrials Index (the “Benchmark”) generated a return of 24.58%. Investments in the Construction & Engineering industry received the greatest allocation in the Fund, with an allocation of 39.3%. These investments contributed 17.7% to the Fund’s overall return, the most of any industry. The Machinery industry received an allocation of 26.5% and contributed 9.0% to the Fund’s return. Investments in the Electrical Equipment industry received an allocation of 18.2% and contributed 9.1% to the Fund’s overall return. The industry with the worst contribution to the Fund’s return was Banks which caused a -1.6% drag on the Fund’s performance.

Richard Bernstein Advisors and Richard Bernstein Advisors American Industrial Renaissance® Index (“Index”) are trademarks and trade names of Richard Bernstein Advisors (“RBA”). The Fund is not sponsored, endorsed, sold or promoted by RBA and RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA’s only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. RBA has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. RBA is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. RBA has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	90.2%
Financials	9.8
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Sterling Infrastructure, Inc.	4.2%
Array Technologies, Inc.	3.9
EMCOR Group, Inc.	3.9
RBC Bearings, Inc.	3.8
Primoris Services Corp.	3.6
Encore Wire Corp.	3.6
SPX Technologies, Inc.	3.5
Comfort Systems USA, Inc.	3.5
Clean Harbors, Inc.	3.5
Federal Signal Corp.	3.3
Total	36.8%

Performance of a $10,000 Initial Investment
March 10, 2014 - September 30, 2023

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$28,398
$27,347
$26,418
$22,815
$19,021
3/10/14
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust RBA American Industrial Renaissance® ETF
Richard Bernstein Advisors American Industrial Renaissance® Index
S&P 500® Index
S&P 500® Industrials Index
Russell 2500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
The First Trust Dorsey Wright Momentum & Dividend ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Dividend YieldTM Index (the “Index”). Under normal conditions, the Fund invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index is a rules-based equity index designed to track the overall performance of the 50 stocks with the highest dividend yield comprising the Nasdaq US Large Mid™ Index that still maintain high levels of “relative strength.” A relative strength analysis is a momentum-based investment strategy that emphasizes a security’s forward price momentum in the security selection process. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “DDIV.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (3/10/14) to 9/30/23	5 Years Ended 9/30/23	Inception (3/10/14) to 9/30/23
Fund Performance
NAV	7.48%	5.23%	6.46%	29.04%	81.97%
Market Price	7.48%	5.25%	6.47%	29.14%	82.05%
Index Performance
Dorsey Wright Momentum Plus Dividend YieldTM Index(1)	8.33%	5.98%	N/A	33.72%	N/A
Dow Jones U.S. Select DividendTM Index(2)	4.84%	5.76%	8.48%	32.31%	117.75%
S&P 500® Index	21.62%	9.92%	11.10%	60.44%	173.47%

(1)
On September 6, 2018, the Fund’s underlying index changed from the Richard Bernstein Advisors Quality Income Index to the Dorsey Wright
Momentum Plus Dividend YieldTM Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to
September 6, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the
Index had an inception date of July 2, 2018, it was not in existence for all of the periods disclosed.

(2)	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of 7.48% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 21.62%. The Fund invested the majority of its assets across three sectors. The Real Estate sector received an allocation of 26.0%, the Financials sector received an allocation of 21.8%, and the Energy received an allocation of 20.6%. No other sector received an allocation greater than 5.3%. The contributions to the Fund’s return from those three sectors were 3.0% from the Real Estate sector, -0.1% from the Financials sector, and 3.6% from the Energy sector, which was the greatest of any sector contribution in the Fund during the period covered by this report. Meanwhile, the most negative contribution to the Fund’s return were investments in the Consumer Discretionary sector which caused a -0.7% drag on the Fund’s performance.

Nasdaq® and Dorsey Wright Momentum Plus Dividend YieldTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	18.9%
Real Estate	18.3
Energy	13.7
Industrials	11.8
Consumer Discretionary	11.3
Information Technology	7.3
Utilities	6.7
Consumer Staples	3.8
Health Care	3.5
Materials	2.6
Communication Services	2.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Antero Midstream Corp.	5.7%
Blackstone, Inc.	3.9
VICI Properties, Inc.	3.9
Iron Mountain, Inc.	3.7
Old Republic International Corp.	3.6
Vistra Corp.	3.5
Kite Realty Group Trust	3.4
Southern (The) Co.	3.2
CubeSmart	3.2
Ares Management Corp., Class A	3.2
Total	37.3%

Performance of a $10,000 Initial Investment
March 10, 2014 - September 30, 2023

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$27,347
$21,775
$18,197
3/10/14
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23

First Trust Dorsey Wright Momentum & Dividend ETF
Dow Jones U.S. Select Dividend™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
The First Trust Dorsey Wright International Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright International Focus FiveTM Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of certain First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust country/region-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “IFV.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (7/22/14) to 9/30/23	5 Years Ended 9/30/23	Inception (7/22/14) to 9/30/23
Fund Performance
NAV	14.03%	-0.23%	0.60%	-1.17%	5.62%
Market Price	13.90%	-0.22%	0.59%	-1.07%	5.57%
Index Performance
Dorsey Wright International Focus FiveTM Index	14.56%	0.30%	1.02%	1.49%	9.79%
MSCI ACWI ex USA Index	20.39%	2.58%	2.49%	13.57%	25.32%
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of 14.03% during the 12-month period covered by this report. During the same period, the MSCI ACWI ex USA Index (the “Benchmark”) generated a return of 20.39%. The Fund’s greatest allocations were 20.8% to India, which contributed 4.6% to the Fund’s return; 18.7% to Switzerland, which contributed 4.8% to the Fund’s return; 18.1% to Japan, which contributed 4.7% to the Fund’s return; and 15.2% to Brazil, which contributed 1.5% to Fund’s return. A source of negative return did exist in the allocation to securities of companies incorporated in the Cayman Islands. These investments caused a -1.0% drag on the Fund’s return. The Fund’s currency exposure had a 2.1% impact on performance during the period covered by this report.

Nasdaq® and Dorsey Wright International Focus FiveTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV) (Continued)

Performance of a $10,000 Initial Investment
July 22, 2014 - September 30, 2023

$14,000
$12,000
$10,000
$8,000
$6,000
7/22/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$12,532
$10,979
$10,562
First Trust Dorsey Wright International Focus 5 ETF
Dorsey Wright International Focus Five™ Index
MSCI ACWI ex USA Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Dynamic Focus FiveTM Index (the “Index”). The Fund normally invests at least 80% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index, including the First Trust Enhanced Short Maturity ETF (“FTSM”), an ultra-short duration ETF. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index Provider determines offer the greatest potential to outperform the other First Trust sector and industry-based ETFs and that satisfy certain trading volume and liquidity requirements. In addition to the First Trust sector and industry-based ETFs, the Index may select FTSM. FTSM is also evaluated and its inclusion and weight in the Index is adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FVC.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (3/17/16) to 9/30/23	5 Years Ended 9/30/23	Inception (3/17/16) to 9/30/23
Fund Performance
NAV	-4.49%	2.52%	6.90%	13.23%	65.37%
Market Price	-4.60%	2.53%	6.90%	13.31%	65.42%
Index Performance
Dorsey Wright Dynamic Focus FiveTM Index	-3.90%	2.90%	7.29%	15.36%	69.93%
S&P 500® Index	21.62%	9.92%	12.38%	60.44%	141.10%
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of -4.49% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 21.62%. The Fund allocated 37.5% to fixed-income, which had a near-zero contribution to the Fund’s return during the period covered by this report. The Fund’s greatest sources of positive performance came from investments in the Energy and Industrials sectors, two sectors which each contributed 0.8% to the Fund’s return. Meanwhile, the Fund’s allocation to the Financials sector resulted in a -4.2% contribution to the Fund’s return.

Nasdaq® and Dorsey Wright Focus FiveTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (Continued)

Performance of a $10,000 Initial Investment
March 17, 2016 - September 30, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
$24,110
$16,993
$16,537
3/17/16
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust Dorsey Wright Dynamic Focus 5 ETF
Dorsey Wright Dynamic Focus Five™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
The First Trust Indxx Innovative Transaction & Process ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Blockchain Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies that are either actively using, investing in, developing, or have products that are poised to benefit from blockchain technology and/or the potential for increased efficiency that it provides to various business processes. The Index seeks to include only companies that have devoted material resources to the use of blockchain technologies. The shares of the Fund are listed and traded on Nasdaq, Inc., under the ticker symbol “LEGR.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (1/24/18) to 9/30/23	5 Years Ended 9/30/23	Inception (1/24/18) to 9/30/23
Fund Performance
NAV	25.13%	6.28%	5.85%	35.63%	38.16%
Market Price	24.90%	6.13%	5.76%	34.63%	37.50%
Index Performance
Indxx Blockchain Index	26.12%	7.25%	6.83%	41.90%	45.54%
S&P 500® Index	21.62%	9.92%	9.44%	60.44%	67.00%
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of 25.13% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 21.62%. The bulk of the Fund’s investment went to two sectors:the Financials sector, which received an allocation of 36.7% and contributed 8.1% to the Fund’s return; and the Information Technology sector, which received an allocation of 31.2% and contributed 11.5% to the Fund’s return. No sector allocation had a negative contribution to the Fund’s return during the period covered by this report. The Fund’s currency exposure had a 2.6% impact on performance during the period covered by this report.

Indxx and Indxx Blockchain Index (“Index”) are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx, and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	39.9%
Information Technology	27.9
Communication Services	9.9
Consumer Discretionary	8.7
Industrials	5.2
Utilities	3.0
Materials	1.7
Consumer Staples	1.6
Health Care	1.3
Energy	0.8
Total	100.0%

Country Allocation†	% of Total Investments
United States	37.6%
Germany	8.0
India	7.9
China	6.9
United Kingdom	5.1
Cayman Islands	4.7
France	4.4
Switzerland	3.0
Spain	2.5
Australia	2.5
United Arab Emirates	2.3
Finland	2.2
Japan	2.1
South Korea	2.0
Hong Kong	1.5
Netherlands	1.5
Taiwan	1.3
Ireland	1.3
Austria	0.8
Denmark	0.8
Singapore	0.8
Canada	0.8
Russia	0.0††
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
††	Amount is less than 0.1%.

Top Ten Holdings	% of Total Long-Term Investments
Emirates Telecommunications Group Co. PJSC	1.5%
AT&T, Inc.	1.4
China CITIC Bank Corp., Ltd., Class H	1.4
Tata Consultancy Services Ltd.	1.4
Nordea Bank Abp	1.4
VMware, Inc., Class A	1.4
Honeywell International, Inc.	1.4
Industrial & Commercial Bank of China Ltd., Class H	1.4
ICICI Bank Ltd., ADR	1.4
Swisscom AG	1.4
Total	14.1%

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR) (Continued)

Performance of a $10,000 Initial Investment
January 24, 2018 - September 30, 2023

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
1/24/18
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$16,700
$14,554
$13,816
First Trust Indxx Innovative Transaction & Process ETF
Indxx Blockchain Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
The First Trust Nasdaq Artificial Intelligence and Robotics ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq CTA Artificial Intelligence and RoboticsTM Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies engaged in the artificial intelligence and robotics segments of the technology, industrial and other economic sectors. The shares of the Fund are listed and traded on Nasdaq, Inc., under the ticker symbol “ROBT.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (2/21/18) to 9/30/23	5 Years Ended 9/30/23	Inception (2/21/18) to 9/30/23
Fund Performance
NAV	20.51%	4.89%	5.82%	26.96%	37.30%
Market Price	20.85%	4.92%	5.86%	27.16%	37.60%
Index Performance
Nasdaq CTA Artificial Intelligence and RoboticsTM Index	21.02%	5.55%	6.49%	31.03%	42.28%
S&P 500® Index	21.62%	9.92%	10.51%	60.44%	75.10%
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of 20.51% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 21.62%. The most significant driver of return came from the Software industry, which by far had the greatest allocation in the Fund. Investments in this industry carried an average weight in the Fund of 32.4% and contributed 10.3% to the Fund’s performance. The greatest drag on the Fund’s return came from the Life Sciences Tools & Services industry. The allocation to this industry included only two securities and their contribution to the Fund’s return was -0.6%. The Fund’s currency exposure had a 1.6% impact on performance during the period covered by this report.

Nasdaq® and Nasdaq CTA Artificial Intelligence and RoboticsTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	58.5%
Industrials	21.0
Consumer Discretionary	10.5
Health Care	4.4
Communication Services	2.8
Financials	1.6
Consumer Staples	1.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
CCC Intelligent Solutions Holdings, Inc.	2.3%
Splunk, Inc.	2.2
Mobileye Global, Inc., Class A	2.1
AeroVironment, Inc.	2.1
UiPath, Inc., Class A	2.0
PKSHA Technology, Inc.	1.9
SentinelOne, Inc., Class A	1.8
Elbit Systems Ltd.	1.8
Synopsys, Inc.	1.8
Gentex Corp.	1.8
Total	19.8%

Performance of a $10,000 Initial Investment
February 21, 2018 - September 30, 2023

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
2/21/18
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$17,510
$14,228
$13,730
First Trust Nasdaq Artificial Intelligence and Robotics ETF
Nasdaq CTA Artificial Intelligence and Robotics™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust International Developed Capital Strength ETF (FICS)
The First Trust International Developed Capital Strength ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called The International Developed Capital StrengthTM Index (the “Index”). The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The Index seeks to provide exposure to well-capitalized companies in the developed markets outside of the U.S. with strong market positions that have the potential to provide a greater degree of stability and performance over time. The shares of the Fund are listed and traded on Nasdaq, Inc., under the ticker symbol “FICS.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/23	Inception (12/15/20) to 9/30/23	Inception (12/15/20) to 9/30/23
Fund Performance
NAV	17.74%	1.51%	4.26%
Market Price	17.05%	1.44%	4.08%
Index Performance
The International Developed Capital StrengthTM Index	17.98%	2.40%	6.85%
MSCI World ex USA Index	24.00%	1.76%	5.00%
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund generated a NAV return of 17.74% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of 24.00%. The Industrials sector had the greatest allocation and also the greatest contribution to the Fund’s return during the period covered by this report. This sector had an allocation of 21.5% and contributed 4.2% to the Fund’s overall return. There were almost no negatively contributing sectors in the Fund during the period covered by this report. The exception to that is the Utilities sector in which the Fund held only one security allocation, RWE Aktiengesellschaft, which caused a -0.3% drag on the Fund’s overall return. The Fund’s currency exposure had a 4.3% impact on performance during the period covered by this report.

Nasdaq® and The International Developed Capital StrengthTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust International Developed Capital Strength ETF (FICS) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	19.4%
Health Care	16.6
Information Technology	16.5
Consumer Staples	15.0
Consumer Discretionary	14.2
Materials	6.0
Communication Services	4.3
Financials	3.9
Real Estate	2.3
Utilities	1.8
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Chugai Pharmaceutical Co., Ltd.	2.7%
Sage Group (The) PLC	2.6
Industria de Diseno Textil S.A.	2.3
Goodman Group	2.3
Novo Nordisk A/S, Class B	2.3
Constellation Software, Inc.	2.3
Aristocrat Leisure Ltd.	2.2
Yamaha Motor Co., Ltd.	2.2
Samsung Electronics Co., Ltd.	2.2
Alimentation Couche-Tard, Inc.	2.2
Total	23.3%

Performance of a $10,000 Initial Investment
December 15, 2020 - September 30, 2023

$12,000
$11,000
$10,000
$9,000
$8,000
12/15/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$10,685
$10,500
$10,426
First Trust International Developed Capital Strength ETF
The International Developed Capital Strength™ Index
MSCI World ex USA Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2023 (Unaudited)
As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Nasdaq BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, First Trust Dorsey Wright Dynamic Focus 5 ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, or First Trust International Developed Capital Strength ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Actual	$1,000.00	$1,045.40	0.50%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
Multi-Asset Diversified Income Index Fund (MDIV) (b) (c)
Actual	$1,000.00	$1,027.80	0.48%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	0.48%	$2.43
First Trust S&P International Dividend Aristocrats ETF (FID)
Actual	$1,000.00	$960.60	0.60%	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust BuyWrite Income ETF (FTHI)
Actual	$1,000.00	$1,056.30	0.85%	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
First Trust Nasdaq BuyWrite Income ETF (FTQI)
Actual	$1,000.00	$1,029.70	0.85%	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
First Trust Rising Dividend Achievers ETF (RDVY)
Actual	$1,000.00	$1,035.00	0.49%	$2.50
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	0.49%	$2.48

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses (Continued)
September 30, 2023 (Unaudited)
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Dorsey Wright Focus 5 ETF (FV) (b)
Actual	$1,000.00	$981.20	0.30%	$1.49
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust RBA American Industrial Renaissance® ETF (AIRR)
Actual	$1,000.00	$1,075.60	0.70%	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Actual	$1,000.00	$1,014.70	0.60%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright International Focus 5 ETF (IFV) (b)
Actual	$1,000.00	$1,057.30	0.30%	$1.55
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (b)
Actual	$1,000.00	$956.80	0.30%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Actual	$1,000.00	$1,009.60	0.65%	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Actual	$1,000.00	$950.00	0.65%	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
First Trust International Developed Capital Strength ETF (FICS)
Actual	$1,000.00	$965.10	0.70%	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(April 1, 2023 through September 30, 2023), multiplied by 183/365 (to reflect the six-month period).

(b)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(c)	MDIV expense ratios reflect an expense waiver. See Note3 in the Notes to Financial Statements.

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS — 99.8%
	Communications Equipment — 6.1%
269,913	ADTRAN Holdings, Inc.	$2,221,384
720,569	Cisco Systems, Inc.	38,737,789
773,237	Juniper Networks, Inc.	21,488,256
145,731	Motorola Solutions, Inc.	39,673,808
1,589,846	Nokia Oyj, ADR	5,946,024
67,529	Ubiquiti, Inc.	9,811,964
		117,879,225
	Diversified Telecommunication Services — 6.9%
28,350	ATN International, Inc.	894,726
975,788	BCE, Inc.	37,245,828
207,658	Cogent Communications Holdings, Inc.	12,854,030
890,285	Telefonica S.A., ADR	3,623,460
144,644	Telkom Indonesia Persero Tbk PT, ADR	3,485,921
2,353,339	TELUS Corp.	38,453,559
1,181,379	Verizon Communications, Inc.	38,288,493
		134,846,017
	Electronic Equipment, Instruments & Components — 5.7%
237,988	Amphenol Corp., Class A	19,988,612
88,849	Avnet, Inc.	4,281,633
4,641	Bel Fuse, Inc., Class B	221,469
38,859	Benchmark Electronics, Inc.	942,719
61,227	CDW Corp.	12,353,160
1,214,640	Corning, Inc.	37,010,081
26,567	Methode Electronics, Inc.	607,056
52,849	TD SYNNEX Corp.	5,277,501
228,701	TE Connectivity Ltd.	28,251,435
78,624	Vishay Intertechnology, Inc.	1,943,585
		110,877,251
	Interactive Media & Services — 0.4%
57,598	Autohome, Inc., ADR	1,748,099
146,643	JOYY, Inc., ADR	5,588,565
37,130	Shutterstock, Inc.	1,412,797
		8,749,461
	IT Services — 10.2%
94,111	Amdocs Ltd.	7,951,438
335,603	Cognizant Technology Solutions Corp., Class A	22,733,747
21,586	Hackett Group (The), Inc.	509,214
463,495	Infosys Ltd., ADR	7,930,399
1,125,782	International Business Machines Corp.	157,947,215
		197,072,013
Shares	Description	Value

	Media — 2.3%
8,027	Cable One, Inc.	$4,941,742
883,761	Comcast Corp., Class A	39,185,963
		44,127,705
	Professional Services — 1.5%
30,475	Concentrix Corp.	2,441,352
27,072	CSG Systems International, Inc.	1,383,921
342,410	Dun & Bradstreet Holdings, Inc.	3,420,676
47,520	KBR, Inc.	2,800,829
86,180	Leidos Holdings, Inc.	7,942,349
28,689	Science Applications International Corp.	3,027,837
146,854	SS&C Technologies Holdings, Inc.	7,715,709
		28,732,673
	Semiconductors & Semiconductor Equipment — 35.7%
102,684	Amkor Technology, Inc.	2,320,658
377,359	Analog Devices, Inc.	66,071,787
255,930	Applied Materials, Inc.	35,433,509
33,833	ASML Holding N.V.	19,916,134
179,110	Broadcom, Inc.	148,765,184
60,186	KLA Corp.	27,604,911
34,324	Kulicke & Soffa Industries, Inc.	1,669,176
55,306	Lam Research Corp.	34,664,142
387,145	Microchip Technology, Inc.	30,216,667
306,069	Micron Technology, Inc.	20,821,874
13,632	Monolithic Power Systems, Inc.	6,297,984
197,958	NXP Semiconductors N.V.	39,575,763
21,477	Power Integrations, Inc.	1,638,910
721,639	QUALCOMM, Inc.	80,145,227
154,448	Skyworks Solutions, Inc.	15,227,028
983,568	Texas Instruments, Inc.	156,397,148
443,865	United Microelectronics Corp., ADR	3,133,687
16,086	Universal Display Corp.	2,525,341
		692,425,130
	Software — 19.5%
48,636	A10 Networks, Inc.	730,999
73,590	Adeia, Inc.	785,941
31,753	Dolby Laboratories, Inc., Class A	2,516,743
670,807	Gen Digital, Inc.	11,859,868
34,737	InterDigital, Inc.	2,787,297
68,519	Intuit, Inc.	35,009,098
504,329	Microsoft Corp.	159,241,882
278,162	Open Text Corp.	9,763,486
32,345	Opera Ltd., ADR	364,528
1,284,296	Oracle Corp.	136,032,632
21,200	Progress Software Corp.	1,114,696
24,233	Roper Technologies, Inc.	11,735,557
See Notes to Financial Statements

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
42,355	SAP SE, ADR	$5,477,349
37,633	Sapiens International Corp. N.V.	1,069,906
		378,489,982
	Technology Hardware, Storage & Peripherals — 7.0%
268,018	Dell Technologies, Inc., Class C	18,466,440
1,550,251	Hewlett Packard Enterprise Co.	26,927,860
1,462,841	HP, Inc.	37,595,014
94,787	Logitech International S.A.	6,534,616
231,313	NetApp, Inc.	17,552,030
348,526	Seagate Technology Holdings PLC	22,985,290
420,108	Xerox Holdings Corp.	6,591,494
		136,652,744
	Wireless Telecommunication Services — 4.5%
687,823	America Movil SAB de C.V., ADR	11,913,094
1,324,111	Mobile TeleSystems PJSC, ADR (a) (b) (c) (d)	0
1,015,847	Rogers Communications, Inc., Class B	38,998,366
291,358	Telephone and Data Systems, Inc.	5,334,765
3,244,420	Vodafone Group PLC, ADR	30,757,102
		87,003,327

	Total Investments — 99.8%	1,936,855,528
	(Cost $1,721,071,508)
	Net Other Assets and Liabilities — 0.2%	3,313,102
	Net Assets — 100.0%	$1,940,168,630

(a)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(b)	Non-income producing security.
(c)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(d)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Wireless Telecommunication Services	$ 87,003,327	$ 87,003,327	$ —	$ —**
Other Industry Categories*	1,849,852,201	1,849,852,201	—	—
Total Investments	$1,936,855,528	$1,936,855,528	$—	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments
September 30, 2023

Units	Description	Value
MASTER LIMITED PARTNERSHIPS — 20.7%
	Energy Equipment & Services — 1.1%
189,512	USA Compression Partners, L.P.	$4,521,756
	Industrial Conglomerates — 1.8%
383,382	Icahn Enterprises, L.P.	7,583,296
	Marine Transportation — 0.1%
14,340	Navios Maritime Partners, L.P.	331,684
	Oil, Gas & Consumable Fuels — 17.7%
243,704	Alliance Resource Partners, L.P.	5,490,651
232,265	Black Stone Minerals, L.P.	4,001,926
59,737	Cheniere Energy Partners, L.P.	3,237,148
119,903	Crestwood Equity Partners, L.P.	3,507,163
200,185	CrossAmerica Partners, L.P.	4,342,013
78,052	Delek Logistics Partners, L.P.	3,275,842
164,465	Dorchester Minerals, L.P.	4,777,708
252,915	Energy Transfer, L.P.	3,548,398
128,804	EnLink Midstream, LLC (a)	1,573,985
105,664	Enterprise Products Partners, L.P.	2,892,024
236,269	Genesis Energy, L.P.	2,438,296
125,355	Global Partners, L.P.	4,427,539
128,513	Holly Energy Partners, L.P.	2,822,146
268,652	Kimbell Royalty Partners, L.P. (a)	4,298,432
95,399	MPLX, L.P.	3,393,342
50,682	Natural Resource Partners, L.P.	3,997,289
202,550	NuStar Energy, L.P.	3,532,472
171,380	Plains All American Pipeline, L.P.	2,625,542
154,528	Plains GP Holdings, L.P., Class A (a)	2,490,991
60,354	Sunoco, L.P.	2,954,328
122,210	Western Midstream Partners, L.P.	3,327,778
		72,955,013
	Total Master Limited Partnerships	85,391,749
	(Cost $59,781,974)

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES — 20.1%
	Banks — 3.5%
109,252	Bank of America Corp., Series GG	6.00%	(b)	2,629,696
112,466	Bank of America Corp., Series K (c)	6.45%	12/15/66	2,826,270
121,572	Citigroup, Inc., Series J, 3 Mo. CME Term SOFR + CSA + 4.04% (d)	7.13%	(b)	3,119,537
119,549	Citigroup, Inc., Series K (c)	6.88%	(b)	3,015,026
115,520	Wells Fargo & Co., Series R (e)	6.63%	(b)	2,931,898
				14,522,427
	Capital Markets — 2.8%
112,853	Goldman Sachs Group, Inc., Series K (c)	6.38%	(b)	2,838,253
124,138	Morgan Stanley, Series E	7.13%	(b)	3,185,381
117,911	Morgan Stanley, Series F	6.88%	(b)	2,947,775
113,441	Morgan Stanley, Series I	6.38%	(b)	2,813,337
				11,784,746
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Financial Services — 1.0%
144,413	Citigroup Capital XIII, 3 Mo. CME Term SOFR + CSA + 6.37% (d)	12.00%	10/30/40	$4,235,633
	Food Products — 3.0%
122,498	CHS, Inc., Series 1	7.88%	(b)	3,276,821
120,586	CHS, Inc., Series 2 (c)	7.10%	(b)	3,074,943
117,186	CHS, Inc., Series 3 (c)	6.75%	(b)	2,933,166
120,994	CHS, Inc., Series 4	7.50%	(b)	3,063,568
				12,348,498
	Hotel & Resort REITs — 0.9%
146,503	RLJ Lodging Trust, Series A	1.95%	(b)	3,523,397
	Mortgage REITs — 1.9%
152,759	AGNC Investment Corp., Series C, 3 Mo. LIBOR + 5.11% (d)	10.68%	(b)	3,918,268
151,399	Annaly Capital Management, Inc., Series F, 3 Mo. LIBOR + 4.99% (d)	10.65%	(b)	3,834,937
				7,753,205
	Multi-Utilities — 1.4%
120,856	Algonquin Power & Utilities Corp. (c)	6.88%	10/17/78	3,090,288
114,749	NiSource, Inc., Series B (c)	6.50%	(b)	2,880,200
				5,970,488
	Oil, Gas & Consumable Fuels — 4.6%
414,337	Crestwood Equity Partners, L.P.	9.25%	(b)	4,023,212
138,801	Energy Transfer, L.P., Series C, 3 Mo. LIBOR + 4.53% (d)	10.16%	(b)	3,539,426
132,696	Energy Transfer, L.P., Series D, 3 Mo. LIBOR + 4.74% (d)	10.36%	(b)	3,410,287
137,543	Energy Transfer, L.P., Series E (c)	7.60%	(b)	3,360,176
175,051	NuStar Logistics, L.P., 3 Mo. CME Term SOFR + CSA + 6.73% (d)	12.30%	01/15/43	4,500,561
				18,833,662
	Trading Companies & Distributors — 1.0%
159,460	WESCO International, Inc., Series A, (c)	10.63%	(b)	4,211,339
	Total $25 Par Preferred Securities			83,183,395
	(Cost $84,472,177)

Shares	Description	Value
COMMON STOCKS — 20.0%
	Banks — 3.8%
64,084	First Financial Bancorp	1,256,046
46,029	First Merchants Corp.	1,280,527
107,850	FNB Corp.	1,163,702
196,658	Northwest Bancshares, Inc.	2,011,811
13,813	Park National Corp.	1,305,605
12,235	PNC Financial Services Group (The), Inc.	1,502,091
105,011	Provident Financial Services, Inc.	1,605,618
75,148	Regions Financial Corp.	1,292,546
52,659	TowneBank	1,207,471
47,846	United Bankshares, Inc.	1,320,071
65,401	WesBanco, Inc.	1,597,092
		15,542,580
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Biotechnology — 0.6%
8,894	AbbVie, Inc.	$1,325,739
16,989	Gilead Sciences, Inc.	1,273,156
		2,598,895
	Capital Markets — 1.2%
53,885	Artisan Partners Asset Management, Inc., Class A	2,016,377
50,867	Franklin Resources, Inc.	1,250,311
92,248	Virtu Financial, Inc., Class A	1,593,123
		4,859,811
	Chemicals — 0.4%
16,703	LyondellBasell Industries N.V., Class A	1,581,774
	Commercial Services & Supplies — 0.4%
44,891	HNI Corp.	1,554,575
	Construction & Engineering — 0.3%
65,677	MDU Resources Group, Inc.	1,285,956
	Consumer Staples Distribution & Retail — 0.4%
84,597	Walgreens Boots Alliance, Inc.	1,881,437
	Containers & Packaging — 0.4%
49,102	International Paper Co.	1,741,648
	Diversified Telecommunication Services — 1.2%
172,751	AT&T, Inc.	2,594,720
73,174	Verizon Communications, Inc.	2,371,569
		4,966,289
	Electric Utilities — 2.6%
28,436	ALLETE, Inc.	1,501,421
16,701	American Electric Power Co., Inc.	1,256,249
16,241	Duke Energy Corp.	1,433,431
19,647	Edison International	1,243,459
14,623	Entergy Corp.	1,352,627
24,839	Evergy, Inc.	1,259,337
44,976	OGE Energy Corp.	1,499,050
29,293	Portland General Electric Co.	1,185,781
		10,731,355
	Financial Services — 0.7%
208,856	Western Union (The) Co.	2,752,722
	Food Products — 0.7%
45,682	Conagra Brands, Inc.	1,252,600
44,667	Kraft Heinz (The) Co.	1,502,598
		2,755,198
	Gas Utilities — 1.0%
38,415	Northwest Natural Holding Co.	1,465,916
20,297	Southwest Gas Holdings, Inc.	1,226,142
25,608	Spire, Inc.	1,448,901
		4,140,959
	Industrial Conglomerates — 0.4%
16,832	3M Co.	1,575,812
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance — 0.8%
36,892	Fidelity National Financial, Inc.	$1,523,639
18,111	Prudential Financial, Inc.	1,718,553
		3,242,192
	IT Services — 0.3%
10,452	International Business Machines Corp.	1,466,416
	Multi-Utilities — 0.7%
25,182	Black Hills Corp.	1,273,957
34,331	Dominion Energy, Inc.	1,533,566
		2,807,523
	Oil, Gas & Consumable Fuels — 1.0%
29,056	ONEOK, Inc.	1,843,022
84,393	Viper Energy Partners, L.P.	2,352,877
		4,195,899
	Pharmaceuticals — 0.7%
42,701	Pfizer, Inc.	1,416,392
141,722	Viatris, Inc.	1,397,379
		2,813,771
	Specialty Retail — 0.8%
101,324	Buckle (The), Inc.	3,383,208
	Tobacco — 1.6%
62,568	Altria Group, Inc.	2,630,985
43,995	Universal Corp.	2,077,004
190,283	Vector Group Ltd.	2,024,611
		6,732,600
	Total Common Stocks	82,610,620
	(Cost $90,368,757)
EXCHANGE-TRADED FUNDS — 19.9%
	Capital Markets — 19.9%
2,100,518	First Trust Tactical High Yield ETF (f)	82,403,321
	(Cost $99,482,316)
REAL ESTATE INVESTMENT TRUSTS — 18.9%
	Diversified REITs — 1.3%
108,035	Essential Properties Realty Trust, Inc.	2,336,797
56,191	W.P. Carey, Inc.	3,038,809
		5,375,606
	Health Care REITs — 2.4%
153,459	CareTrust REIT, Inc.	3,145,910
154,697	Healthpeak Properties, Inc.	2,840,237
119,741	LTC Properties, Inc.	3,847,278
		9,833,425
	Hotel & Resort REITs — 0.9%
256,232	Apple Hospitality REIT, Inc.	3,930,599
	Mortgage REITs — 4.9%
442,362	Ladder Capital Corp.	4,538,634
550,077	Ready Capital Corp.	5,561,279
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Mortgage REITs (Continued)
557,287	Rithm Capital Corp.	$5,177,196
262,435	Starwood Property Trust, Inc.	5,078,117
		20,355,226
	Office REITs — 0.6%
96,401	COPT Defense Properties	2,297,236
	Retail REITs — 4.8%
118,190	Brixmor Property Group, Inc.	2,455,988
101,477	Getty Realty Corp.	2,813,957
137,347	Kimco Realty Corp.	2,415,934
76,306	NNN REIT, Inc.	2,696,654
36,588	Regency Centers Corp.	2,174,791
29,489	Simon Property Group, Inc.	3,185,697
98,959	Tanger Factory Outlet Centers, Inc.	2,236,473
133,196	Urban Edge Properties	2,032,571
		20,012,065
	Specialized REITs — 4.0%
60,845	CubeSmart	2,320,020
18,542	Extra Space Storage, Inc.	2,254,336
118,378	Four Corners Property Trust, Inc.	2,626,808
79,809	Gaming and Leisure Properties, Inc.	3,635,300
33,450	Lamar Advertising Co., Class A	2,792,072
93,063	VICI Properties, Inc.	2,708,133
		16,336,669
	Total Real Estate Investment Trusts	78,140,826
	(Cost $84,703,153)

	Total Investments — 99.6%	411,729,911
	(Cost $418,808,377)
	Net Other Assets and Liabilities — 0.4%	1,553,784
	Net Assets — 100.0%	$413,283,695

(a)	This security is taxed as a “C” corporation for federal income tax purposes.
(b)	Perpetual maturity.
(c)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2023.
At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)	Floating or variable rate security.
(e)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(f)	Investment in an affiliated fund.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnerships*	$85,391,749	$85,391,749	$—	$—
$25 Par Preferred Securities*	83,183,395	83,183,395	—	—
Common Stocks*	82,610,620	82,610,620	—	—
Exchange-Traded Funds*	82,403,321	82,403,321	—	—
Real Estate Investment Trusts*	78,140,826	78,140,826	—	—
Total Investments	$411,729,911	$411,729,911	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.1%
	Aerospace & Defense — 1.7%
416,200	Singapore Technologies Engineering Ltd. (SGD)	$1,190,448
	Air Freight & Logistics — 1.4%
24,439	DHL Group (EUR)	995,672
	Automobile Components — 2.1%
96,400	Toyo Tire Corp. (JPY)	1,484,962
	Banks — 5.8%
7,771	Bank of Montreal (CAD)	655,550
19,788	Bank of Nova Scotia (The) (CAD)	886,945
23,498	Canadian Imperial Bank of Commerce (CAD)	907,050
43,486	Canadian Western Bank (CAD)	900,936
20,700	Sumitomo Mitsui Trust Holdings, Inc. (JPY)	779,990
		4,130,471
	Broadline Retail — 1.1%
7,383	Canadian Tire Corp. Ltd, Class A (CAD)	793,880
	Building Products — 0.9%
58,200	Lixil Corp. (JPY)	678,234
	Capital Markets — 5.6%
99,599	IG Group Holdings PLC (GBP)	781,991
31,811	IGM Financial, Inc. (CAD)	806,839
63,200	JAFCO Group Co., Ltd. (JPY)	695,690
49,600	SBI Holdings, Inc. (JPY)	1,044,839
139,972	Schroders PLC (GBP)	695,420
		4,024,779
	Chemicals — 2.9%
26,562	BASF SE (EUR)	1,206,151
64,900	Mitsubishi Gas Chemical Co., Inc. (JPY)	874,005
		2,080,156
	Construction & Engineering — 4.9%
40,956	Bouygues S.A. (EUR)	1,434,986
48,700	COMSYS Holdings Corp. (JPY)	1,018,711
53,500	EXEO Group, Inc. (JPY)	1,096,922
		3,550,619
	Construction Materials — 1.5%
16,691	Holcim AG (CHF)	1,071,827
	Containers & Packaging — 2.1%
90,100	Toyo Seikan Group Holdings Ltd. (JPY)	1,475,641
Shares	Description	Value

	Diversified Telecommunication Services — 4.8%
23,338	BCE, Inc. (CAD)	$890,908
90,165	Saudi Telecom Co. (SAR)	903,946
1,536	Swisscom AG (CHF)	913,193
44,486	TELUS Corp. (CAD)	726,449
		3,434,496
	Electric Utilities — 5.4%
225,154	CK Infrastructure Holdings Ltd. (HKD)	1,065,255
23,179	Emera, Inc. (CAD)	809,238
242,063	Power Assets Holdings Ltd. (HKD)	1,171,529
112,828	Terna - Rete Elettrica Nazionale (EUR)	850,281
		3,896,303
	Food Products — 1.2%
117,763	Orkla ASA (NOK)	880,527
	Gas Utilities — 1.1%
141,223	APA Group (AUD)	753,635
	Health Care REITs — 1.3%
841,871	Primary Health Properties PLC (GBP)	955,271
	Household Durables — 3.5%
48,900	Sekisui House Ltd. (JPY)	974,139
61,100	Sumitomo Forestry Co., Ltd. (JPY)	1,556,120
		2,530,259
	Independent Power and Renewable Electricity Producers — 1.0%
26,106	Capital Power Corp. (CAD)	728,834
	Industrial Conglomerates — 1.3%
16,276	DCC PLC (GBP)	915,277
	Insurance — 14.0%
3,858	Allianz SE (EUR)	920,601
5,166	Baloise Holding AG (CHF)	750,053
40,177	Great-West Lifeco, Inc. (CAD)	1,149,478
7,017	Helvetia Holding AG (CHF)	984,304
407,470	Legal & General Group PLC (GBP)	1,106,175
47,253	Manulife Financial Corp. (CAD)	863,478
25,400	MS&AD Insurance Group Holdings, Inc. (JPY)	933,974
119,617	Ping An Insurance Group Co. of China Ltd., Class H (HKD)	685,079
38,802	Power Corp. of Canada (CAD)	987,869
See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Insurance (Continued)
1,537	Swiss Life Holding AG (CHF)	$959,796
1,628	Zurich Insurance Group AG (CHF)	747,171
		10,087,978
	Metals & Mining — 1.3%
36,600	Mitsui Mining & Smelting Co., Ltd. (JPY)	929,450
	Multi-Utilities — 3.4%
1,032,537	A2A S.p.A. (EUR)	1,840,522
30,095	Canadian Utilities Ltd., Class A (CAD)	635,911
		2,476,433
	Office REITs — 1.0%
55,630	Allied Properties Real Estate Investment Trust (CAD)	734,361
	Oil, Gas & Consumable Fuels — 5.6%
280,700	ENEOS Holdings, Inc. (JPY)	1,108,036
49,023	Keyera Corp. (CAD)	1,150,999
27,677	Pembina Pipeline Corp. (CAD)	832,195
27,086	TC Energy Corp. (CAD)	931,483
		4,022,713
	Pharmaceuticals — 1.2%
28,100	Takeda Pharmaceutical Co., Ltd. (JPY)	872,672
	Professional Services — 2.7%
46,416	Adecco Group AG (CHF)	1,914,752
	Real Estate Management & Development — 7.5%
358,533	Henderson Land Development Co., Ltd. (HKD)	945,442
205,200	Hongkong Land Holdings Ltd.	718,200
638,108	New World Development Co., Ltd. (HKD)	1,241,837
906,812	Sino Land Co., Ltd. (HKD)	1,022,500
66,953	Sun Hung Kai Properties Ltd. (HKD)	716,473
350,333	Swire Properties Ltd. (HKD)	731,002
		5,375,454
	Retail REITs — 2.4%
1,172	Japan Metropolitan Fund Invest (JPY)	760,733
57,523	SmartCentres Real Estate Investment Trust (CAD)	963,905
		1,724,638
Shares	Description	Value

	Semiconductors & Semiconductor Equipment — 1.2%
394,693	Vanguard International Semiconductor Corp. (TWD)	$831,435
	Technology Hardware, Storage & Peripherals — 2.2%
1,537,578	Lenovo Group Ltd. (HKD)	1,584,514
	Tobacco — 2.8%
35,401	British American Tobacco PLC (GBP)	1,113,084
14,093	KT&G Corp. (KRW)	901,309
		2,014,393
	Trading Companies & Distributors — 1.6%
41,430	Russel Metals, Inc. (CAD)	1,159,704
	Water Utilities — 2.6%
1,378,185	Guangdong Investment Ltd. (HKD)	1,052,432
70,210	United Utilities Group PLC (GBP)	812,264
		1,864,696

	Total Investments — 99.1%	71,164,484
	(Cost $78,852,508)
	Net Other Assets and Liabilities — 0.9%	650,507
	Net Assets — 100.0%	$71,814,991

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.

Currency Exposure Diversification	% of Total Investments
Canadian Dollar	24.6%
Japanese Yen	22.9
Hong Kong Dollar	14.3
Swiss Franc	10.3
Euro	10.2
British Pound Sterling	9.0
Singapore Dollar	1.7
Saudi Arabia Riyal	1.3
South Korean Won	1.3
Norwegian Krone	1.2
New Taiwan Dollar	1.2
Australian Dollar	1.0
United States Dollar	1.0
Total	100.0%

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2023
Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SAR	– Saudi Arabia Riyal
SGD	– Singapore Dollar
TWD	– New Taiwan Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 71,164,484	$ 71,164,484	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS — 98.2%
	Aerospace & Defense — 0.7%
4,146	Boeing (The) Co. (a)	$794,705
23,829	Leonardo DRS, Inc. (a)	397,945
1,647	Lockheed Martin Corp.	673,557
		1,866,207
	Automobiles — 3.3%
3,114	Ferrari N.V.	920,311
170,743	Stellantis N.V.	3,266,314
17,767	Tesla, Inc. (a) (b)	4,445,659
		8,632,284
	Banks — 2.5%
15,459	BankUnited, Inc.	350,919
27,353	CVB Financial Corp.	453,239
7,220	East West Bancorp, Inc.	380,566
14,059	First Financial Bankshares, Inc.	353,162
15,756	First Interstate BancSystem, Inc., Class A	392,955
22,133	JPMorgan Chase & Co. (b)	3,209,728
14,862	UMB Financial Corp.	922,187
14,089	Wells Fargo & Co. (b)	575,677
		6,638,433
	Beverages — 1.9%
10,575	Brown-Forman Corp., Class B	610,072
28,347	Coca-Cola (The) Co.	1,586,865
12,644	Coca-Cola Europacific Partners PLC (b)	789,997
5,881	Coca-Cola Femsa SAB de CV, ADR	461,306
9,896	PepsiCo, Inc. (b)	1,676,778
		5,125,018
	Biotechnology — 1.4%
13,795	AbbVie, Inc. (b)	2,056,283
14,943	Agios Pharmaceuticals, Inc. (a)	369,839
4,381	Amgen, Inc.	1,177,437
		3,603,559
	Broadline Retail — 3.3%
68,440	Amazon.com, Inc. (a) (b)	8,700,093
	Building Products — 0.1%
5,912	Fortune Brands Innovations, Inc.	367,490
	Capital Markets — 3.8%
5,015	Ares Management Corp., Class A	515,893
10,641	Artisan Partners Asset Management, Inc., Class A	398,186
1,067	BlackRock, Inc.	689,805
6,987	Blackstone, Inc.	748,587
46,533	Blue Owl Capital, Inc.	603,068
12,832	Carlyle Group (The), Inc.	387,013
3,539	Evercore, Inc., Class A	487,957
2,335	Goldman Sachs Group (The), Inc.	755,536
3,847	Houlihan Lokey, Inc.	412,091
41,176	Jefferies Financial Group, Inc.	1,508,277
18,946	Lazard Ltd., Class A	587,515
1,735	LPL Financial Holdings, Inc.	412,323
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Capital Markets (Continued)
8,489	Moelis & Co., Class A	$383,109
5,933	Morgan Stanley	484,548
2,879	S&P Global, Inc.	1,052,015
32,566	Virtu Financial, Inc., Class A	562,415
		9,988,338
	Chemicals — 0.9%
4,126	Linde PLC	1,536,316
1,098	NewMarket Corp.	499,634
6,859	Olin Corp.	342,813
		2,378,763
	Communications Equipment — 0.8%
29,409	Cisco Systems, Inc.	1,581,028
69,230	Viavi Solutions, Inc. (a)	632,762
		2,213,790
	Construction Materials — 0.2%
3,177	Eagle Materials, Inc.	529,034
	Consumer Finance — 0.7%
4,311	American Express Co.	643,158
90,135	SLM Corp.	1,227,639
		1,870,797
	Consumer Staples Distribution & Retail — 1.7%
3,927	Costco Wholesale Corp.	2,218,598
9,955	US Foods Holding Corp. (a)	395,214
12,140	Walmart, Inc.	1,941,550
		4,555,362
	Containers & Packaging — 0.6%
11,620	Berry Global Group, Inc.	719,394
19,707	Silgan Holdings, Inc.	849,569
		1,568,963
	Diversified Consumer Services — 0.5%
12,138	Frontdoor, Inc. (a)	371,302
6,906	Grand Canyon Education, Inc. (a)	807,173
		1,178,475
	Diversified REITs — 0.2%
43,519	Global Net Lease, Inc.	418,218
	Diversified Telecommunication Services — 0.3%
15,467	Iridium Communications, Inc.	703,594
	Electric Utilities — 0.8%
11,429	Avangrid, Inc.	344,813
42,741	OGE Energy Corp.	1,424,558
4,844	Otter Tail Corp.	367,756
		2,137,127
	Electrical Equipment — 0.2%
1,580	Hubbell, Inc.	495,188
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components — 0.4%
6,748	Belden, Inc.	$651,519
16,267	Napco Security Technologies, Inc.	361,941
		1,013,460
	Energy Equipment & Services — 0.3%
40,022	TechnipFMC PLC	814,047
	Entertainment — 0.6%
3,283	Netflix, Inc. (a)	1,239,661
12,378	Warner Music Group Corp., Class A	388,669
		1,628,330
	Financial Services — 5.0%
14,016	Berkshire Hathaway, Inc., Class B (a) (b)	4,909,805
47,454	Equitable Holdings, Inc.	1,347,219
6,526	Mastercard, Inc., Class A (b)	2,583,709
59,029	Rocket Cos., Inc., Class A (a)	482,857
13,073	Visa, Inc., Class A (b)	3,006,921
5,659	Voya Financial, Inc.	376,040
7,591	Walker & Dunlop, Inc.	563,556
		13,270,107
	Food Products — 1.2%
28,865	Cal-Maine Foods, Inc.	1,397,643
3,935	Ingredion, Inc.	387,204
2,421	Lancaster Colony Corp.	399,538
12,892	Mondelez International, Inc., Class A	894,705
		3,079,090
	Ground Transportation — 0.7%
2,956	Landstar System, Inc.	523,035
5,904	Union Pacific Corp.	1,202,231
		1,725,266
	Health Care Equipment & Supplies — 1.5%
12,898	Abbott Laboratories	1,249,171
4,735	Alcon, Inc.	364,879
7,813	Enovis Corp. (a)	411,980
9,914	Medtronic PLC	776,861
14,903	Smith & Nephew PLC, ADR	369,147
3,207	Stryker Corp.	876,377
		4,048,415
	Health Care Providers & Services — 2.0%
2,068	Elevance Health, Inc.	900,449
9,141	Encompass Health Corp.	613,910
19,174	Premier, Inc., Class A	412,241
6,850	UnitedHealth Group, Inc. (b)	3,453,701
		5,380,301
	Health Care REITs — 0.4%
17,378	Omega Healthcare Investors, Inc.	576,255
32,981	Sabra Health Care REIT, Inc.	459,755
		1,036,010
	Health Care Technology — 0.2%
2,081	Veeva Systems, Inc., Class A (a)	423,379
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Hotel & Resort REITs — 0.2%
34,997	Apple Hospitality REIT, Inc.	$536,854
	Hotels, Restaurants & Leisure — 1.5%
268	Booking Holdings, Inc. (a)	826,499
6,274	McDonald’s Corp.	1,652,822
11,784	Restaurant Brands International, Inc.	785,050
7,988	Starbucks Corp.	729,065
		3,993,436
	Household Durables — 0.1%
5,155	Toll Brothers, Inc.	381,264
	Household Products — 1.1%
20,020	Procter & Gamble (The) Co. (b)	2,920,117
	Independent Power and Renewable Electricity Producers — 0.3%
18,730	Atlantica Sustainable Infrastructure PLC	357,743
13,307	Vistra Corp.	441,526
		799,269
	Industrial Conglomerates — 1.1%
9,341	General Electric Co.	1,032,647
4,570	Honeywell International, Inc.	844,262
48,279	Icahn Enterprises, L.P. (c)	954,959
		2,831,868
	Industrial REITs — 0.7%
2,675	EastGroup Properties, Inc.	445,468
5,135	Innovative Industrial Properties, Inc.	388,514
8,220	Prologis, Inc.	922,366
		1,756,348
	Insurance — 1.3%
9,603	American Financial Group, Inc.	1,072,367
9,944	Fidelity National Financial, Inc.	410,687
10,229	First American Financial Corp.	577,836
1,087	Kinsale Capital Group, Inc.	450,160
5,104	Marsh & McLennan Cos., Inc.	971,291
		3,482,341
	Interactive Media & Services — 5.7%
42,323	Alphabet, Inc., Class A (a) (b)	5,538,388
36,654	Alphabet, Inc., Class C (a) (b)	4,832,830
15,470	Meta Platforms, Inc., Class A (a) (b)	4,644,248
		15,015,466
	IT Services — 0.8%
5,091	Accenture PLC, Class A	1,563,497
4,418	International Business Machines Corp.	619,845
		2,183,342
	Leisure Products — 0.3%
13,517	Acushnet Holdings Corp.	716,942
	Life Sciences Tools & Services — 1.1%
4,649	Danaher Corp.	1,153,417
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
3,165	Revvity, Inc.	$350,365
2,758	Thermo Fisher Scientific, Inc. (b)	1,396,017
		2,899,799
	Machinery — 2.0%
3,231	AGCO Corp.	382,163
16,687	Allison Transmission Holdings, Inc.	985,534
4,924	Caterpillar, Inc.	1,344,252
2,360	Deere & Co.	890,617
3,847	ESCO Technologies, Inc.	401,781
10,270	Graco, Inc.	748,477
2,272	Lincoln Electric Holdings, Inc.	413,027
		5,165,851
	Marine Transportation — 0.6%
57,351	Golden Ocean Group Ltd.	451,926
4,839	Matson, Inc.	429,316
41,645	Star Bulk Carriers Corp.	802,915
		1,684,157
	Media — 1.1%
36,376	Comcast Corp., Class A	1,612,912
8,791	Nexstar Media Group, Inc.	1,260,365
		2,873,277
	Metals & Mining — 1.4%
10,868	Arch Resources, Inc.	1,854,733
22,564	Southern Copper Corp.	1,698,843
		3,553,576
	Mortgage REITs — 0.8%
78,130	AGNC Investment Corp.	737,547
18,388	Blackstone Mortgage Trust, Inc., Class A	399,939
114,742	Rithm Capital Corp.	1,065,953
		2,203,439
	Multi-Utilities — 0.3%
14,248	National Grid PLC, ADR	863,856
	Office REITs — 0.9%
18,029	Highwoods Properties, Inc.	371,578
67,719	JBG SMITH Properties	979,217
13,996	Kilroy Realty Corp.	442,413
15,990	SL Green Realty Corp.	596,427
		2,389,635
	Oil, Gas & Consumable Fuels — 5.6%
15,502	Chevron Corp. (b)	2,613,947
3,578	Chord Energy Corp.	579,886
5,007	Civitas Resources, Inc.	404,916
9,780	ConocoPhillips	1,171,644
63,654	DHT Holdings, Inc.	655,636
7,744	DT Midstream, Inc.	409,812
41,830	Energy Transfer, L.P. (c)	586,875
15,839	Enterprise Products Partners, L.P. (c)	433,513
35,831	Equinor ASA, ADR	1,174,899
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
53,145	Equitrans Midstream Corp.	$497,969
30,928	Exxon Mobil Corp. (b)	3,636,514
17,699	MPLX, L.P. (c)	629,553
8,932	Murphy Oil Corp.	405,066
52,947	Petroleo Brasileiro S.A., ADR	793,676
26,655	Plains All American Pipeline, L.P. (c)	408,355
17,876	Western Midstream Partners, L.P. (c)	486,764
		14,889,025
	Paper & Forest Products — 0.4%
6,469	Louisiana-Pacific Corp.	357,542
15,607	Sylvamo Corp.	685,771
		1,043,313
	Personal Care Products — 1.5%
12,451	BellRing Brands, Inc. (a)	513,355
46,457	Coty, Inc., Class A (a)	509,633
70,487	Kenvue, Inc.	1,415,379
4,747	Medifast, Inc.	355,313
20,997	Unilever PLC, ADR (b)	1,037,252
		3,830,932
	Pharmaceuticals — 5.2%
6,633	Eli Lilly & Co. (b)	3,562,783
19,955	Johnson & Johnson (b)	3,107,991
21,229	Merck & Co., Inc. (b)	2,185,525
15,366	Novartis AG, ADR	1,565,181
19,257	Novo Nordisk A/S, ADR (b)	1,751,232
38,322	Pfizer, Inc. (b)	1,271,141
14,947	Royalty Pharma PLC, Class A	405,662
		13,849,515
	Professional Services — 0.8%
1,806	Automatic Data Processing, Inc.	434,487
3,542	Booz Allen Hamilton Holding Corp.	387,034
10,853	Genpact Ltd.	392,879
27,215	RELX PLC, ADR	917,146
		2,131,546
	Residential REITs — 0.7%
13,481	American Homes 4 Rent, Class A	454,175
16,862	Apartment Income REIT Corp.	517,663
13,288	Equity LifeStyle Properties, Inc.	846,579
		1,818,417
	Semiconductors & Semiconductor Equipment — 5.2%
11,934	Advanced Micro Devices, Inc. (a)	1,227,054
6,075	Applied Materials, Inc.	841,084
2,851	Broadcom, Inc.	2,367,983
21,276	Intel Corp.	756,362
17,220	NVIDIA Corp. (b)	7,490,528
6,537	Texas Instruments, Inc.	1,039,448
		13,722,459
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Software — 9.2%
3,262	Adobe, Inc. (a)	$1,663,294
4,304	CommVault Systems, Inc. (a)	290,993
7,617	Dolby Laboratories, Inc., Class A	603,723
25,105	Dropbox, Inc., Class A (a)	683,609
1,888	Intuit, Inc.	964,655
52,677	Microsoft Corp. (b)	16,632,763
11,151	Oracle Corp.	1,181,114
7,061	Salesforce, Inc. (a)	1,431,830
1,477	ServiceNow, Inc. (a)	825,584
		24,277,565
	Specialty Retail — 2.5%
13,409	Buckle (The), Inc.	447,727
36,649	Gap (The), Inc.	389,579
8,106	Home Depot (The), Inc. (b)	2,449,309
5,473	Lowe’s Cos., Inc.	1,137,508
12,105	Monro, Inc.	336,156
10,675	TJX (The) Cos., Inc.	948,794
19,166	Upbound Group, Inc.	564,439
12,039	Valvoline, Inc.	388,137
		6,661,649
	Technology Hardware, Storage & Peripherals — 7.0%
102,312	Apple, Inc. (b)	17,516,837
11,933	Dell Technologies, Inc., Class C (b)	822,184
		18,339,021
	Textiles, Apparel & Luxury Goods — 0.9%
23,851	Carter’s, Inc.	1,649,297
770	Deckers Outdoor Corp. (a)	395,849
1,075	Lululemon Athletica, Inc. (a)	414,531
		2,459,677
	Tobacco — 0.4%
11,060	Philip Morris International, Inc.	1,023,935
	Trading Companies & Distributors — 0.6%
4,469	Ferguson PLC	735,016
2,509	SiteOne Landscape Supply, Inc. (a)	410,096
1,108	Watsco, Inc.	418,514
		1,563,626
	Wireless Telecommunication Services — 0.7%
59,547	America Movil SAB de C.V., ADR	1,031,354
13,313	Rogers Communications, Inc., Class B	511,086
43,658	Vodafone Group PLC, ADR	413,878
		1,956,318
	Total Investments — 98.2%	259,206,973
	(Cost $242,950,528)

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2023
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.4)%
	Call Options Written — (0.4)%
(171)	S&P 500® Index	$(73,325,655)	$4,350.00	10/20/23	$(648,090)
(45)	S&P 500® Index	(19,296,225)	4,400.00	10/20/23	(88,020)
(18)	S&P 500® Index	(7,718,490)	4,475.00	10/20/23	(9,396)
(81)	S&P 500® Index	(34,733,205)	4,500.00	10/20/23	(22,680)
(23)	S&P 500® Index	(9,862,515)	4,500.00	11/17/23	(49,749)
(80)	S&P 500® Index	(34,304,400)	4,525.00	11/17/23	(122,720)
	Total Written Options				(940,655)
	(Premiums received $2,913,180)
	Net Other Assets and Liabilities — 2.2%				5,777,184
	Net Assets — 100.0%				$264,043,502

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for the options written. At September 30, 2023, the value of these securities amounts to $42,554,392.
(c)	Security is a Master Limited Partnership (“MLP”).

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$259,206,973	$259,206,973	$—	$—

LIABILITIES TABLE
	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(940,655)	$(940,655)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS — 98.2%
	Automobile Components — 0.3%
625	Fox Factory Holding Corp. (a)	$61,925
5,569	Gentex Corp.	181,215
		243,140
	Automobiles — 3.0%
9,761	Tesla, Inc. (a) (b)	2,442,397
	Banks — 0.8%
2,904	East West Bancorp, Inc.	153,070
73	First Citizens BancShares, Inc., Class A	100,747
4,765	First Financial Bankshares, Inc.	119,697
2,294	Pinnacle Financial Partners, Inc.	153,790
2,013	UMB Financial Corp.	124,906
		652,210
	Beverages — 2.9%
1,853	Brown-Forman Corp., Class B	106,900
4,436	Coca-Cola (The) Co.	248,327
5,362	Coca-Cola Europacific Partners PLC	335,018
9,891	PepsiCo, Inc. (b)	1,675,931
		2,366,176
	Biotechnology — 1.6%
4,228	Amgen, Inc.	1,136,317
1,378	Neurocrine Biosciences, Inc. (a)	155,025
		1,291,342
	Broadline Retail — 4.4%
28,464	Amazon.com, Inc. (a) (b)	3,618,344
	Building Products — 0.6%
2,264	Carrier Global Corp.	124,973
3,952	UFP Industries, Inc.	404,685
		529,658
	Capital Markets — 2.1%
38,683	BGC Group, Inc., Class A	204,246
4,084	Carlyle Group (The), Inc.	123,174
1,681	Interactive Brokers Group, Inc., Class A	145,508
774	LPL Financial Holdings, Inc.	183,941
709	Moody’s Corp.	224,165
818	Morningstar, Inc.	191,608
803	S&P Global, Inc.	293,424
2,761	SEI Investments Co.	166,295
10,386	XP, Inc., Class A	239,397
		1,771,758
	Chemicals — 1.0%
437	Air Products and Chemicals, Inc.	123,846
2,490	Corteva, Inc.	127,388
702	Ecolab, Inc.	118,919
886	Linde PLC	329,902
466	Sherwin-Williams (The) Co.	118,853
		818,908
	Commercial Services & Supplies — 0.3%
1,509	Tetra Tech, Inc.	229,413
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Communications Equipment — 2.5%
692	Arista Networks, Inc. (a)	$127,280
28,973	Cisco Systems, Inc. (b)	1,557,588
3,710	Lumentum Holdings, Inc. (a)	167,618
687	Motorola Solutions, Inc.	187,029
		2,039,515
	Construction & Engineering — 0.1%
614	Quanta Services, Inc.	114,861
	Consumer Staples Distribution & Retail — 2.8%
1,003	Casey’s General Stores, Inc.	272,334
3,183	Costco Wholesale Corp. (b)	1,798,268
1,529	Walmart, Inc.	244,533
		2,315,135
	Diversified Consumer Services — 0.4%
2,016	Duolingo, Inc. (a)	334,394
	Diversified Telecommunication Services — 0.1%
2,640	Iridium Communications, Inc.	120,094
	Electric Utilities — 0.9%
1,413	Duke Energy Corp.	124,711
3,511	FirstEnergy Corp.	120,006
3,913	NextEra Energy, Inc.	224,176
2,042	Otter Tail Corp.	155,029
7,661	PG&E Corp. (a)	123,572
		747,494
	Electrical Equipment — 0.1%
797	AMETEK, Inc.	117,765
	Electronic Equipment, Instruments & Components — 0.2%
2,354	Trimble, Inc. (a)	126,786
	Energy Equipment & Services — 1.2%
8,957	ChampionX Corp.	319,048
24,659	Patterson-UTI Energy, Inc.	341,281
3,761	Weatherford International PLC (a)	339,731
		1,000,060
	Entertainment — 2.8%
1,509	Live Nation Entertainment, Inc. (a)	125,308
4,757	NetEase, Inc., ADR	476,461
3,080	Netflix, Inc. (a) (b)	1,163,008
4,047	Take-Two Interactive Software, Inc. (a) (b)	568,158
		2,332,935
	Financial Services — 0.5%
356	Berkshire Hathaway, Inc., Class B (a)	124,707
351	Mastercard, Inc., Class A	138,964
729	Visa, Inc., Class A	167,677
		431,348
	Food Products — 0.2%
696	Freshpet, Inc. (a)	45,852
723	Hershey (The) Co.	144,658
		190,510
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Ground Transportation — 0.6%
1,395	Landstar System, Inc.	$246,831
677	Saia, Inc. (a)	269,886
		516,717
	Health Care Equipment & Supplies — 1.4%
5,797	Abbott Laboratories (b)	561,440
3,029	Boston Scientific Corp. (a)	159,931
3,965	Integra LifeSciences Holdings Corp. (a)	151,423
8,543	Neogen Corp. (a)	158,387
446	Stryker Corp.	121,879
		1,153,060
	Health Care Providers & Services — 0.6%
3,951	Guardant Health, Inc. (a)	117,107
453	HCA Healthcare, Inc.	111,429
468	UnitedHealth Group, Inc.	235,961
		464,497
	Hotels, Restaurants & Leisure — 0.2%
73	Chipotle Mexican Grill, Inc. (a)	133,724
	Household Products — 0.5%
2,109	Procter & Gamble (The) Co.	307,619
594	WD-40 Co.	120,724
		428,343
	Independent Power and Renewable Electricity Producers — 0.1%
7,019	AES (The) Corp.	106,689
	Insurance — 0.3%
376	Aon PLC, Class A	121,907
643	Marsh & McLennan Cos., Inc.	122,363
		244,270
	Interactive Media & Services — 8.6%
14,260	Alphabet, Inc., Class A (a) (b)	1,866,064
14,164	Alphabet, Inc., Class C (a) (b)	1,867,523
1,040	Baidu, Inc., ADR (a)	139,724
10,719	Meta Platforms, Inc., Class A (a) (b)	3,217,951
		7,091,262
	IT Services — 2.4%
2,362	Accenture PLC, Class A (b)	725,394
8,987	Akamai Technologies, Inc. (a) (b)	957,475
977	MongoDB, Inc. (a)	337,905
		2,020,774
	Leisure Products — 0.2%
6,637	Mattel, Inc. (a)	146,213
	Life Sciences Tools & Services — 1.2%
737	Danaher Corp.	182,850
1,394	ICON PLC (a)	343,272
540	Medpace Holdings, Inc. (a)	130,750
500	Thermo Fisher Scientific, Inc.	253,085
322	West Pharmaceutical Services, Inc.	120,818
		1,030,775
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery — 0.6%
1,976	Lincoln Electric Holdings, Inc.	$359,217
1,378	Middleby (The) Corp. (a)	176,384
		535,601
	Media — 1.7%
29,352	Comcast Corp., Class A (b)	1,301,468
1,849	Trade Desk (The), Inc., Class A (a)	144,499
		1,445,967
	Metals & Mining — 0.5%
3,257	Newmont Corp.	120,346
762	Nucor Corp.	119,139
4,138	Sigma Lithium Corp. (a)	134,237
		373,722
	Multi-Utilities — 1.0%
1,584	Ameren Corp.	118,531
2,239	CMS Energy Corp.	118,913
2,580	Dominion Energy, Inc.	115,249
1,218	DTE Energy Co.	120,923
2,085	Public Service Enterprise Group, Inc.	118,658
1,776	Sempra	120,821
1,495	WEC Energy Group, Inc.	120,422
		833,517
	Oil, Gas & Consumable Fuels — 1.2%
2,835	Chevron Corp.	478,038
1,159	ConocoPhillips	138,848
1,089	Exxon Mobil Corp.	128,045
15,003	Plains GP Holdings, L.P., Class A (c)	241,848
		986,779
	Pharmaceuticals — 2.0%
1,225	Eli Lilly & Co. (b)	657,984
425	Jazz Pharmaceuticals PLC (a)	55,012
1,661	Johnson & Johnson	258,701
2,903	Merck & Co., Inc. (b)	298,864
2,239	Zoetis, Inc. (b)	389,541
		1,660,102
	Professional Services — 0.3%
1,494	Paylocity Holding Corp. (a)	271,460
	Semiconductors & Semiconductor Equipment — 13.5%
11,251	Advanced Micro Devices, Inc. (a) (b)	1,156,828
2,915	Broadcom, Inc. (b)	2,421,141
2,124	Cirrus Logic, Inc. (a)	157,091
5,930	Entegris, Inc. (b)	556,886
703	First Solar, Inc. (a)	113,598
29,706	Intel Corp.	1,056,048
1,731	Lattice Semiconductor Corp. (a)	148,745
7,833	NVIDIA Corp. (b)	3,407,277
2,547	ON Semiconductor Corp. (a)	236,743
7,833	Semtech Corp. (a)	201,700
5,579	Teradyne, Inc. (b)	560,466
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
6,411	Texas Instruments, Inc.	$1,019,413
807	Universal Display Corp.	126,691
		11,162,627
	Software — 16.7%
3,170	Adobe, Inc. (a)	1,616,383
4,865	Bentley Systems, Inc., Class B	244,028
4,457	Check Point Software Technologies Ltd. (a) (b)	594,029
3,347	CommVault Systems, Inc. (a)	226,291
801	CyberArk Software Ltd. (a)	131,180
8,900	Dropbox, Inc., Class A (a)	242,347
3,168	Five9, Inc. (a)	203,702
691	Manhattan Associates, Inc. (a)	136,583
24,663	Microsoft Corp. (b)	7,787,342
4,403	Oracle Corp. (b)	466,366
2,575	PTC, Inc. (a)	364,826
1,745	Qualys, Inc. (a)	266,200
2,833	Rapid7, Inc. (a)	129,695
1,857	Salesforce, Inc. (a) (b)	376,562
431	ServiceNow, Inc. (a)	240,912
1,406	SPS Commerce, Inc. (a)	239,878
6,004	Tenable Holdings, Inc. (a)	268,979
631	Tyler Technologies, Inc. (a)	243,654
		13,778,957
	Specialized REITs — 1.6%
1,130	American Tower Corp.	185,828
1,262	Crown Castle, Inc.	116,142
1,441	Equinix, Inc. (b)	1,046,541
		1,348,511
	Specialty Retail — 0.6%
1,206	Home Depot (The), Inc.	364,405
1,406	TJX (The) Cos., Inc.	124,965
		489,370
	Technology Hardware, Storage & Peripherals — 11.8%
51,977	Apple, Inc. (b)	8,898,982
1,382	Logitech International S.A.	95,275
6,751	NetApp, Inc.	512,266
3,602	Seagate Technology Holdings PLC	237,552
		9,744,075
	Textiles, Apparel & Luxury Goods — 0.2%
3,976	Steven Madden Ltd.	126,318
	Trading Companies & Distributors — 0.1%
177	W.W. Grainger, Inc.	122,456
	Wireless Telecommunication Services — 1.5%
8,569	T-Mobile US, Inc. (a) (b)	1,200,088
	Total Investments — 98.2%	81,250,117
	(Cost $76,677,774)

See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2023
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (1.2)%
	Call Options Written — (1.2)%
(25)	Nasdaq -100 Index®	$(36,788,100)	$14,750.00	10/20/23	$(730,500)
(3)	Nasdaq -100 Index®	(4,414,572)	15,000.00	10/20/23	(47,610)
(9)	Nasdaq -100 Index®	(13,243,716)	15,500.00	10/20/23	(27,090)
(9)	Nasdaq -100 Index®	(13,243,716)	15,500.00	11/17/23	(135,189)
	Total Written Options				(940,389)
	(Premiums received $1,480,102)
	Net Other Assets and Liabilities — 3.0%				2,443,317
	Net Assets — 100.0%				$82,753,045

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for the options written. At September 30, 2023, the value of these securities amounts to $21,899,936.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$81,250,117	$81,250,117	$—	$—

LIABILITIES TABLE
	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(940,389)	$(209,889)	$(730,500)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Banks — 15.9%
5,646,263	Bank of America Corp.	$154,594,681
5,823,972	Citizens Financial Group, Inc.	156,082,450
3,737,393	Comerica, Inc.	155,288,679
15,218,527	Huntington Bancshares, Inc.	158,272,681
1,094,270	JPMorgan Chase & Co.	158,691,035
1,288,787	PNC Financial Services Group (The), Inc.	158,224,380
2,551,123	Popular, Inc.	160,746,260
9,066,718	Regions Financial Corp.	155,947,550
		1,257,847,716
	Capital Markets — 3.8%
475,385	Goldman Sachs Group (The), Inc.	153,820,325
1,841,854	Morgan Stanley	150,424,216
		304,244,541
	Chemicals — 2.1%
1,983,414	CF Industries Holdings, Inc.	170,057,916
	Communications Equipment — 2.0%
2,905,751	Cisco Systems, Inc.	156,213,174
	Consumer Finance — 7.7%
994,432	American Express Co.	148,359,310
1,558,857	Capital One Financial Corp.	151,287,072
1,814,555	Discover Financial Services	157,194,900
5,007,327	Synchrony Financial	153,073,986
		609,915,268
	Financial Services — 7.9%
5,584,302	Equitable Holdings, Inc.	158,538,333
393,035	Mastercard, Inc., Class A	155,606,487
9,423,510	MGIC Investment Corp.	157,278,382
675,481	Visa, Inc., Class A	155,367,385
		626,790,587
	Food Products — 1.9%
2,052,151	Archer-Daniels-Midland Co.	154,773,228
	Health Care Equipment & Supplies — 1.9%
1,600,534	Abbott Laboratories	155,011,718
	Health Care Providers & Services — 4.1%
368,479	Elevance Health, Inc.	160,443,126
345,898	Humana, Inc.	168,286,295
		328,729,421
	Household Durables — 2.0%
1,418,946	Lennar Corp., Class A	159,248,310
	Insurance — 4.0%
2,128,327	Aflac, Inc.	163,349,097
2,116,156	Principal Financial Group, Inc.	152,511,363
		315,860,460
Shares	Description	Value

	IT Services — 4.0%
521,032	Accenture PLC, Class A	$160,014,137
2,320,624	Cognizant Technology Solutions Corp., Class A	157,199,070
		317,213,207
	Machinery — 4.1%
2,203,495	Mueller Industries, Inc.	165,614,684
625,291	Snap-on, Inc.	159,486,723
		325,101,407
	Media — 3.9%
5,297,275	Interpublic Group of (The) Cos., Inc.	151,819,902
2,103,582	Omnicom Group, Inc.	156,674,787
		308,494,689
	Metals & Mining — 8.3%
4,033,645	Freeport-McMoRan, Inc.	150,414,622
1,047,731	Nucor Corp.	163,812,742
623,830	Reliance Steel & Aluminum Co.	163,586,941
1,649,664	Steel Dynamics, Inc.	176,876,974
		654,691,279
	Oil, Gas & Consumable Fuels — 12.3%
978,008	Chevron Corp.	164,911,709
1,029,123	Chord Energy Corp.	166,789,965
1,956,251	Civitas Resources, Inc.	158,202,018
1,317,782	ConocoPhillips	157,870,283
1,395,358	Exxon Mobil Corp.	164,066,194
7,067,633	Magnolia Oil & Gas Corp., Class A	161,919,472
		973,759,641
	Paper & Forest Products — 1.9%
2,777,387	Louisiana-Pacific Corp.	153,506,179
	Pharmaceuticals — 2.0%
4,779,521	Pfizer, Inc.	158,536,712
	Semiconductors & Semiconductor Equipment — 6.1%
261,331	Lam Research Corp.	163,794,431
2,330,256	Micron Technology, Inc.	158,527,316
1,001,343	Texas Instruments, Inc.	159,223,550
		481,545,297
	Software — 2.0%
493,120	Microsoft Corp.	155,702,640
See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals — 2.0%
2,095,191	NetApp, Inc.	$158,983,093

	Total Investments — 99.9%	7,926,226,483
	(Cost $7,821,323,726)
	Net Other Assets and Liabilities — 0.1%	4,402,232
	Net Assets — 100.0%	$7,930,628,715

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 7,926,226,483	$ 7,926,226,483	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
12,210,134	First Trust Consumer Discretionary AlphaDEX® Fund	$622,838,935
3,832,138	First Trust Dow Jones Internet Index Fund (b)	611,647,546
11,021,901	First Trust Industrials/Producer Durables AlphaDEX® Fund	632,987,774
9,053,893	First Trust Nasdaq Semiconductor ETF	612,314,784
4,269,222	First Trust NASDAQ-100- Technology Sector Index Fund	620,189,880

	Total Investments — 100.0%	3,099,978,919
	(Cost $3,001,171,503)
	Net Other Assets and Liabilities — 0.0%	85,479
	Net Assets — 100.0%	$3,100,064,398

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange- Traded Funds*	$ 3,099,978,919	$ 3,099,978,919	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Banks — 9.8%
64,906	1st Source Corp.	$2,731,894
159,869	Associated Banc-Corp.	2,735,359
222,649	First Commonwealth Financial Corp.	2,718,544
146,658	First Financial Bancorp	2,874,497
115,820	First Financial Corp.	3,915,874
99,131	First Merchants Corp.	2,757,824
442,986	FNB Corp.	4,779,819
204,731	Fulton Financial Corp.	2,479,292
145,351	German American Bancorp, Inc.	3,937,559
83,551	Heartland Financial USA, Inc.	2,458,906
49,464	Lakeland Financial Corp.	2,347,561
257,581	Old National Bancorp	3,745,228
24,108	Park National Corp.	2,278,688
114,245	Peoples Bancorp, Inc.	2,899,538
59,481	QCR Holdings, Inc.	2,886,018
42,131	Wintrust Financial Corp.	3,180,891
		48,727,492
	Commercial Services & Supplies — 5.7%
503,282	Aris Water Solutions, Inc., Class A	5,022,754
104,007	Clean Harbors, Inc. (a)	17,406,612
126,409	Heritage-Crystal Clean, Inc. (a)	5,732,648
		28,162,014
	Construction & Engineering — 39.9%
288,874	Ameresco, Inc., Class A (a)	11,138,981
225,645	Arcosa, Inc.	16,223,875
102,170	Comfort Systems USA, Inc.	17,410,790
433,810	Construction Partners, Inc., Class A (a)	15,860,094
160,847	Dycom Industries, Inc. (a)	14,315,383
91,282	EMCOR Group, Inc.	19,204,820
409,577	Granite Construction, Inc.	15,572,118
150,500	MasTec, Inc. (a)	10,831,485
801,750	MDU Resources Group, Inc.	15,698,265
87,807	Northwest Pipe Co. (a)	2,649,137
552,499	Primoris Services Corp.	18,083,292
86,800	Quanta Services, Inc.	16,237,676
286,391	Sterling Infrastructure, Inc. (a)	21,044,011
574,124	Tutor Perini Corp. (a)	4,495,391
		198,765,318
	Electrical Equipment — 19.1%
877,632	Array Technologies, Inc. (a)	19,474,654
108,040	Atkore, Inc. (a)	16,118,487
98,224	Encore Wire Corp.	17,921,951
51,682	Hubbell, Inc.	16,197,656
Shares	Description	Value

	Electrical Equipment (Continued)
159,784	Powell Industries, Inc.	$13,246,094
671,120	Shoals Technologies Group, Inc., Class A (a)	12,247,940
		95,206,782
	Machinery — 25.4%
143,778	Astec Industries, Inc.	6,773,381
726,959	Blue Bird Corp. (a)	15,520,574
175,471	Douglas Dynamics, Inc.	5,295,715
277,375	Federal Signal Corp.	16,567,609
386,160	Greenbrier (The) Cos., Inc.	15,446,400
1,066,580	Mueller Water Products, Inc., Class A	13,524,234
312,030	Proto Labs, Inc. (a)	8,237,592
80,559	RBC Bearings, Inc. (a)	18,861,279
585,177	Shyft Group (The), Inc.	8,760,100
215,900	SPX Technologies, Inc. (a)	17,574,260
		126,561,144

	Total Investments — 99.9%	497,422,750
	(Cost $467,875,764)
	Net Other Assets and Liabilities — 0.1%	325,156
	Net Assets — 100.0%	$497,747,906

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 497,422,750	$ 497,422,750	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS — 99.8%
	Banks — 2.5%
7,115	JPMorgan Chase & Co.	$1,031,817
	Beverages — 1.9%
12,257	Molson Coors Beverage Co., Class B	779,423
	Building Products — 1.7%
5,105	A.O. Smith Corp.	337,593
2,702	Owens Corning	368,580
		706,173
	Capital Markets — 11.4%
12,776	Ares Management Corp., Class A	1,314,267
1,530	BlackRock, Inc.	989,130
15,309	Blackstone, Inc.	1,640,206
7,528	Houlihan Lokey, Inc.	806,399
		4,750,002
	Chemicals — 1.7%
25,779	Chemours (The) Co.	723,101
	Commercial Services & Supplies — 0.8%
2,132	Waste Management, Inc.	325,002
	Consumer Finance — 1.3%
5,758	Capital One Financial Corp.	558,814
	Containers & Packaging — 0.9%
15,855	Graphic Packaging Holding Co.	353,249
	Distributors — 1.0%
8,316	LKQ Corp.	411,725
	Electric Utilities — 3.2%
20,469	Southern (The) Co.	1,324,754
	Electrical Equipment — 1.0%
1,955	Eaton Corp. PLC	416,962
	Energy Equipment & Services — 2.8%
20,569	Baker Hughes Co.	726,497
11,260	Halliburton Co.	456,030
		1,182,527
	Health Care Providers & Services — 1.3%
6,344	Cardinal Health, Inc.	550,786
	Health Care REITs — 2.8%
14,267	Welltower, Inc.	1,168,753
	Hotel & Resort REITs — 1.3%
6,436	Ryman Hospitality Properties, Inc.	535,990
	Hotels, Restaurants & Leisure — 5.5%
6,726	Darden Restaurants, Inc.	963,298
Shares	Description	Value

	Hotels, Restaurants & Leisure (Continued)
1,819	McDonald’s Corp.	$479,197
4,539	Texas Roadhouse, Inc.	436,198
3,252	Yum! Brands, Inc.	406,305
		2,284,998
	Household Products — 2.0%
5,558	Procter & Gamble (The) Co.	810,690
	Independent Power and Renewable Electricity Producers — 3.5%
43,545	Vistra Corp.	1,444,823
	Insurance — 3.6%
55,652	Old Republic International Corp.	1,499,265
	Machinery — 3.4%
2,296	Illinois Tool Works, Inc.	528,792
3,820	Otis Worldwide Corp.	306,784
2,307	Snap-on, Inc.	588,423
		1,423,999
	Media — 2.1%
31,121	Interpublic Group of (The) Cos., Inc.	891,928
	Oil, Gas & Consumable Fuels — 10.8%
197,886	Antero Midstream Corp.	2,370,674
14,911	Civitas Resources, Inc.	1,205,853
10,928	Targa Resources Corp.	936,748
		4,513,275
	Pharmaceuticals — 2.1%
8,586	Merck & Co., Inc.	883,929
	Retail REITs — 3.4%
66,418	Kite Realty Group Trust	1,422,674
	Semiconductors & Semiconductor Equipment — 4.3%
2,361	Analog Devices, Inc.	413,387
630	Broadcom, Inc.	523,265
4,631	Microchip Technology, Inc.	361,450
2,367	NXP Semiconductors N.V.	473,211
		1,771,313
	Specialized REITs — 10.7%
34,592	CubeSmart	1,318,993
25,931	Iron Mountain, Inc.	1,541,598
55,240	VICI Properties, Inc.	1,607,484
		4,468,075
	Specialty Retail — 3.2%
3,242	Home Depot (The), Inc.	979,603
4,050	TJX (The) Cos., Inc.	359,964
		1,339,567
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals — 3.1%
18,480	Dell Technologies, Inc., Class C	$1,273,272
	Textiles, Apparel & Luxury Goods — 1.6%
23,652	Tapestry, Inc.	679,995
	Trading Companies & Distributors — 4.9%
10,949	Air Lease Corp.	431,500
12,837	Fastenal Co.	701,414
2,426	Watsco, Inc.	916,349
		2,049,263

	Total Investments — 99.8%	41,576,144
	(Cost $42,022,171)
	Net Other Assets and Liabilities — 0.2%	82,358
	Net Assets — 100.0%	$41,658,502

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 41,576,144	$ 41,576,144	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright International Focus 5 ETF (IFV)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets (a) — 99.9%
1,928,720	First Trust Dow Jones Global Select Dividend Index Fund	$39,750,919
966,781	First Trust India NIFTY 50 Equal Weight ETF	47,024,228
1,004,123	First Trust Japan AlphaDEX® Fund	49,945,078
2,655,012	First Trust Latin America AlphaDEX® Fund	48,613,270
767,506	First Trust Switzerland AlphaDEX® Fund	44,269,746

	Total Investments — 99.9%	229,603,241
	(Cost $222,056,124)
	Net Other Assets and Liabilities — 0.1%	194,156
	Net Assets — 100.0%	$229,797,397

(a)	Represents investments in affiliated funds.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 229,603,241	$ 229,603,241	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
801,056	First Trust Consumer Discretionary AlphaDEX® Fund	$40,861,866
251,410	First Trust Dow Jones Internet Index Fund (b)	40,127,550
723,104	First Trust Industrials/Producer Durables AlphaDEX® Fund	41,527,863
593,990	First Trust Nasdaq Semiconductor ETF	40,171,544
280,085	First Trust NASDAQ-100- Technology Sector Index Fund	40,687,948

	Total Investments — 100.0%	203,376,771
	(Cost $207,225,227)
	Net Other Assets and Liabilities — 0.0%	22,192
	Net Assets — 100.0%	$203,398,963

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 203,376,771	$ 203,376,771	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.7%
	Aerospace & Defense — 2.2%
5,230	Airbus SE (EUR)	$702,126
3,535	Boeing (The) Co. (b)	677,589
1,793	Lockheed Martin Corp.	733,265
		2,112,980
	Automobiles — 3.3%
7,508	Bayerische Motoren Werke AG (EUR)	765,048
63,864	Ford Motor Co.	793,191
10,927	Mercedes-Benz Group AG (EUR)	761,199
3,037	Tesla, Inc. (b)	759,918
		3,079,356
	Banks — 25.3%
48,164	ANZ Group Holdings Ltd. (AUD)	794,615
64,976	Axis Bank Ltd. (INR)	811,171
102,752	Banco Bilbao Vizcaya Argentaria S.A. (EUR)	837,573
211,347	Banco Santander S.A. (EUR)	808,542
27,153	Bank of America Corp.	743,449
2,226,157	Bank of China Ltd., Class H (HKD)	778,918
1,316,326	Bank of Communications Co., Ltd., Class H (HKD)	796,760
413,687	Barclays PLC (GBP)	802,238
12,182	BNP Paribas S.A. (EUR)	778,303
268,069	BOC Hong Kong Holdings Ltd. (HKD)	734,276
2,864,191	China CITIC Bank Corp., Ltd., Class H (HKD)	1,331,340
183,171	China Merchants Bank Co., Ltd., Class H (HKD)	764,874
18,753	Citigroup, Inc.	771,311
31,200	DBS Group Holdings Ltd. (SGD)	767,789
212,217	First Abu Dhabi Bank PJSC (AED)	785,764
12,093	HDFC Bank Ltd., ADR	713,608
104,699	HSBC Holdings PLC (GBP)	823,821
55,961	ICICI Bank Ltd., ADR	1,293,818
2,704,181	Industrial & Commercial Bank of China Ltd., Class H (HKD)	1,301,855
56,204	ING Groep N.V., ADR	740,769
5,315	JPMorgan Chase & Co.	770,781
35,528	Kotak Mahindra Bank Ltd. (INR)	742,594
381,904	Lloyds Banking Group PLC, ADR	813,456
120,453	Nordea Bank Abp (EUR)	1,325,957
Shares	Description	Value

	Banks (Continued)
1,527,663	Postal Savings Bank of China Co., Ltd., Class H (HKD) (c) (d)	$772,517
8,678	Royal Bank of Canada (CAD)	758,387
447,328	Sberbank of Russia PJSC (RUB) (e) (f)	0
18,892	Wells Fargo & Co.	771,927
56,716	Westpac Banking Corp. (AUD)	771,247
		23,907,660
	Broadline Retail — 3.8%
14,455	Alibaba Group Holding Ltd., ADR (b)	1,253,827
9,434	Amazon.com, Inc. (b)	1,199,250
40,215	JD.com, Inc., ADR	1,171,463
		3,624,540
	Capital Markets — 6.3%
17,030	Bank of New York Mellon (The) Corp.	726,330
3,721	CME Group, Inc.	745,019
4,419	Deutsche Boerse AG (EUR)	764,804
2,372	Goldman Sachs Group (The), Inc.	767,508
7,487	London Stock Exchange Group PLC (GBP)	752,171
673	Partners Group Holding AG (CHF)	760,604
1,941	S&P Global, Inc.	709,261
29,743	UBS Group AG (CHF)	737,279
		5,962,976
	Communications Equipment — 1.5%
13,450	Cisco Systems, Inc.	723,072
187,668	Nokia Oyj, ADR	701,878
		1,424,950
	Consumer Staples Distribution & Retail — 1.6%
16,776	Kroger (The) Co.	750,726
4,672	Walmart, Inc.	747,193
		1,497,919
	Diversified Telecommunication Services — 6.4%
89,017	AT&T, Inc.	1,337,035
60,699	Deutsche Telekom AG (EUR)	1,275,010
251,418	Emirates Telecommunications Group Co. PJSC (AED)	1,399,105
2,149	Swisscom AG (CHF)	1,277,638
22,591	Verizon Communications, Inc.	732,174
		6,020,962
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Electric Utilities — 1.6%
65,700	Iberdrola S.A. (EUR)	$735,943
9,577	Verbund AG (EUR)	780,153
		1,516,096
	Electronic Equipment, Instruments & Components — 0.7%
1,714	Samsung SDI Co., Ltd. (KRW)	650,339
	Financial Services — 3.4%
3,137	Mastercard, Inc., Class A	1,241,970
21,096	PayPal Holdings, Inc. (b)	1,233,272
3,091	Visa, Inc., Class A	710,961
		3,186,203
	Household Durables — 0.8%
8,962	Sony Group Corp., ADR	738,558
	Industrial Conglomerates — 2.2%
7,064	Honeywell International, Inc.	1,305,003
5,229	Siemens AG (EUR)	749,978
		2,054,981
	Insurance — 4.8%
88,009	AIA Group Ltd. (HKD)	717,585
3,225	Allianz SE (EUR)	769,554
12,805	American International Group, Inc.	775,983
25,917	AXA S.A. (EUR)	772,153
12,168	MetLife, Inc.	765,489
125,149	Ping An Insurance Group Co. of China Ltd., Class H (HKD)	716,763
		4,517,527
	Interactive Media & Services — 2.1%
9,488	Baidu, Inc., ADR (b)	1,274,713
18,659	Tencent Holdings Ltd. (HKD)	729,590
		2,004,303
	IT Services — 9.3%
3,963	Accenture PLC, Class A	1,217,077
7,223	Capgemini SE (EUR)	1,266,135
18,253	Cognizant Technology Solutions Corp., Class A	1,236,458
74,232	Infosys Ltd., ADR	1,270,110
8,816	International Business Machines Corp.	1,236,885
31,321	Tata Consultancy Services Ltd. (INR)	1,330,896
252,042	Wipro Ltd., ADR	1,219,883
		8,777,444
Shares	Description	Value

	Marine Transportation — 0.8%
430	AP Moller - Maersk A.S., Class B (DKK)	$776,255
	Metals & Mining — 1.7%
27,404	BHP Group Ltd. (AUD)	779,659
12,472	Rio Tinto PLC, ADR	793,718
		1,573,377
	Multi-Utilities — 1.4%
82,894	Engie S.A. (EUR)	1,273,405
	Oil, Gas & Consumable Fuels — 0.8%
42,503	Gazprom PJSC, ADR (b) (e) (f) (g)	0
364,010	Gazprom PJSC (RUB) (b) (e) (f)	0
12,118	Shell PLC, ADR	780,157
		780,157
	Pharmaceuticals — 1.3%
6,926	Zoetis, Inc.	1,204,985
	Semiconductors & Semiconductor Equipment — 7.9%
12,201	Advanced Micro Devices, Inc. (b)	1,254,507
37,729	Infineon Technologies AG (EUR)	1,250,719
34,063	Intel Corp.	1,210,940
18,614	Micron Technology, Inc.	1,266,310
2,813	NVIDIA Corp.	1,223,627
14,442	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,255,010
		7,461,113
	Software — 7.1%
3,942	Microsoft Corp.	1,244,686
10,397	Oracle Corp.	1,101,250
5,844	Salesforce, Inc. (b)	1,185,046
9,327	SAP SE (EUR)	1,211,125
7,905	VMware, Inc., Class A (b)	1,316,024
3,050	Workday, Inc., Class A (b)	655,293
		6,713,424
	Specialty Retail — 0.8%
2,326	Home Depot (The), Inc.	702,824
	Technology Hardware, Storage & Peripherals — 1.3%
24,671	Samsung Electronics Co., Ltd. (KRW)	1,250,553
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Wireless Telecommunication Services — 1.3%
111,100	SoftBank Corp. (JPY)	$1,256,789

	Total Investments — 99.7%	94,069,676
	(Cost $102,072,828)
	Net Other Assets and Liabilities — 0.3%	273,424
	Net Assets — 100.0%	$94,343,100

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(f)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.

Currency Exposure Diversification	% of Total Investments
United States Dollar	53.8%
Euro	17.9
Hong Kong Dollar	9.2
Indian Rupee	3.1
Swiss Franc	3.0
British Pound Sterling	2.5
Australian Dollar	2.5
United Arab Emirates Dirham	2.3
South Korean Won	2.0
Japanese Yen	1.3
Danish Krone	0.8
Singapore Dollar	0.8
Canadian Dollar	0.8
Russian Ruble	0.0‡
Total	100.0%

‡	Investments are valued at $0.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
AED	– United Arab Emirates Dirham
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
RUB	– Russian Ruble
SGD	– Singapore Dollar
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Banks	$ 23,907,660	$ 23,907,660	$ —	$ —**
Oil, Gas & Consumable Fuels	780,157	780,157	—	—**
Other Industry Categories*	69,381,859	69,381,859	—	—
Total Investments	$94,069,676	$94,069,676	$—	$—**

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.9%
	Aerospace & Defense — 6.4%
78,016	AeroVironment, Inc. (b)	$8,701,125
38,425	Elbit Systems Ltd. (ILS)	7,637,048
108,386	Kratos Defense & Security Solutions, Inc. (b)	1,627,958
4,028	Northrop Grumman Corp.	1,773,085
1,791,819	QinetiQ Group PLC (GBP)	6,969,642
		26,708,858
	Air Freight & Logistics — 0.4%
27,261	GXO Logistics, Inc. (b)	1,598,858
	Automobile Components — 8.2%
17,188	Aptiv PLC (b)	1,694,565
101,600	Denso Corp. (JPY)	1,632,371
231,778	Gentex Corp.	7,542,056
1,314,211	Luminar Technologies, Inc. (b) (c)	5,979,660
29,649	Magna International, Inc.	1,589,483
213,174	Mobileye Global, Inc., Class A (b) (c)	8,857,380
387,476	Valeo SE (EUR)	6,689,732
		33,985,247
	Automobiles — 0.8%
169,808	NIO, Inc., ADR (b)	1,535,064
6,758	Tesla, Inc. (b)	1,690,987
		3,226,051
	Broadline Retail — 1.2%
18,772	Alibaba Group Holding Ltd., ADR (b)	1,628,283
12,635	Amazon.com, Inc. (b)	1,606,161
52,513	JD.com, Inc., ADR	1,529,704
		4,764,148
	Communications Equipment — 1.7%
151,459	Ciena Corp. (b)	7,157,952
	Consumer Finance — 1.6%
235,308	Upstart Holdings, Inc. (b) (c)	6,715,690
	Consumer Staples Distribution & Retail — 1.2%
685,397	Ocado Group PLC (GBP) (b)	5,020,893
	Electrical Equipment — 3.6%
80,393	ABB Ltd. (CHF)	2,880,746
17,749	Emerson Electric Co.	1,714,021
133,500	Mitsubishi Electric Corp. (JPY)	1,651,777
58,500	NIDEC CORP. (JPY)	2,713,219
9,827	Rockwell Automation, Inc.	2,809,244
17,818	Schneider Electric SE (EUR)	2,957,202
		14,726,209
Shares	Description	Value

	Electronic Equipment, Instruments & Components — 8.1%
65,165	Cognex Corp.	$2,765,603
282,246	Delta Electronics, Inc. (TWD)	2,837,280
193,347	FARO Technologies, Inc. (b)	2,944,675
846,671	Hexagon AB, Class B (SEK)	7,236,445
7,200	Keyence Corp. (JPY)	2,673,983
63,400	Omron Corp. (JPY)	2,828,478
627,100	Topcon Corp. (JPY)	6,921,851
154,700	Yokogawa Electric Corp. (JPY)	2,990,170
11,150	Zebra Technologies Corp., Class A (b)	2,637,309
		33,835,794
	Health Care Equipment & Supplies — 1.8%
9,808	Intuitive Surgical, Inc. (b)	2,866,780
21,399	Medtronic PLC	1,676,826
30,671	Omnicell, Inc. (b)	1,381,422
6,151	Stryker Corp.	1,680,884
		7,605,912
	Household Durables — 0.4%
20,900	Sony Group Corp. (JPY)	1,711,831
	Industrial Conglomerates — 0.4%
11,569	Siemens AG (EUR)	1,659,302
	Interactive Media & Services — 2.4%
12,807	Alphabet, Inc., Class A (b)	1,675,924
12,209	Baidu, Inc., ADR (b)	1,640,279
47,924	Kakao Corp. (KRW)	1,560,886
5,896	Meta Platforms, Inc., Class A (b)	1,770,038
10,746	NAVER Corp. (KRW)	1,604,654
42,013	Tencent Holdings Ltd. (HKD)	1,642,761
		9,894,542
	IT Services — 0.8%
16,597	Akamai Technologies, Inc. (b)	1,768,244
11,879	International Business Machines Corp.	1,666,624
		3,434,868
	Life Sciences Tools & Services — 2.1%
45,818	Illumina, Inc. (b)	6,289,895
7,676	Tecan Group AG (CHF)	2,592,909
		8,882,804
	Machinery — 10.3%
486,217	3D Systems (b)	2,387,325
57,568	ANDRITZ AG (EUR)	2,910,506
68,438	ATS Corp. (CAD) (b)	2,917,401
65,129	Cargotec Oyj, Class B (EUR)	2,730,894
165,700	Daifuku Co., Ltd. (JPY)	3,137,367
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Machinery (Continued)
4,246	Deere & Co.	$1,602,355
102,590	Duerr AG (EUR)	2,787,507
107,400	FANUC (JPY)	2,797,833
57,200	Hirata Corp. (JPY)	2,870,717
27,902	John Bean Technologies Corp.	2,933,616
67,800	Kawasaki Heavy Industries Ltd. (JPY)	1,642,372
103,949	Proto Labs, Inc. (b)	2,744,254
121,899	SFA Engineering Corp. (KRW)	2,863,642
105,700	Shibaura Machine Co., Ltd. (JPY)	2,914,106
120,228	Valmet Oyj (EUR)	2,753,226
78,100	Yaskawa Electric Corp. (JPY)	2,819,523
		42,812,644
	Pharmaceuticals — 0.4%
10,785	Johnson & Johnson	1,679,764
	Semiconductors & Semiconductor Equipment — 8.2%
29,006	Advanced Micro Devices, Inc. (b)	2,982,397
121,801	Ambarella, Inc. (b)	6,459,107
49,629	Intel Corp.	1,764,311
6,114	KLA Corp.	2,804,247
43,845	Micron Technology, Inc.	2,982,775
6,215	NVIDIA Corp.	2,703,463
14,905	NXP Semiconductors N.V.	2,979,808
26,774	QUALCOMM, Inc.	2,973,520
182,200	Renesas Electronics Corp. (JPY) (b)	2,786,524
32,772	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,847,887
28,427	Teradyne, Inc.	2,855,776
		34,139,815
	Software — 38.3%
23,739	ANSYS, Inc. (b)	7,063,539
155,438	Appian Corp., Class A (b)	7,089,527
7,857	Autodesk, Inc. (b)	1,625,692
1,361,483	BlackBerry Ltd. (b)	6,412,585
244,031	C3.ai, Inc., Class A (b) (c)	6,227,671
31,484	Cadence Design Systems, Inc. (b)	7,376,701
707,463	CCC Intelligent Solutions Holdings, Inc. (b)	9,444,631
290,034	Cerence, Inc. (b)	5,907,993
190,509	Dassault Systemes SE (EUR)	7,108,966
157,052	Dynatrace, Inc. (b)	7,339,040
5,321	Microsoft Corp.	1,680,106
38,860	Nice Ltd., ADR (b)	6,606,200
31,113	Palo Alto Networks, Inc. (b)	7,294,132
Shares	Description	Value

	Software (Continued)
152,433	Pegasystems, Inc.	$6,617,116
438,100	PKSHA Technology, Inc. (JPY) (b) (c)	7,973,983
211,094	PROS Holdings, Inc. (b)	7,308,074
11,852	PTC, Inc. (b)	1,679,191
7,874	Salesforce, Inc. (b)	1,596,690
432,201	Selvas AI, Inc. (KRW) (b)	6,630,029
455,193	SentinelOne, Inc., Class A (b)	7,674,554
12,854	ServiceNow, Inc. (b)	7,184,872
62,426	Splunk, Inc. (b)	9,129,802
16,496	Synopsys, Inc. (b)	7,571,169
478,800	UiPath, Inc., Class A (b)	8,192,268
30,959	Workday, Inc., Class A (b)	6,651,541
		159,386,072
	Technology Hardware, Storage & Peripherals — 1.2%
9,282	Apple, Inc.	1,589,171
34,454	Samsung Electronics Co., Ltd. (KRW)	1,746,446
111,100	Seiko Epson Corp. (JPY) (c)	1,746,717
		5,082,334
	Wireless Telecommunication Services — 0.4%
38,800	SoftBank Group Corp. (JPY)	1,644,794
	Total Common Stocks	415,674,382
	(Cost $439,355,835)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 4.2%
$6,166,978	Bank of America Corp., 5.29% (d), dated 09/29/23, due 10/02/23, with a maturity value of $6,170,603. Collateralized by U.S. Treasury Securities, interest rates of 1.38% to 4.00%, due 11/15/40 to 02/15/53. The value of the collateral including accrued interest is $6,290,319. (e)	6,166,978
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS (Continued)
$6,166,978	Daiwa Capital Markets America, Inc., 5.31% (d), dated 09/29/23, due 10/02/23, with a maturity value of $6,170,617. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 5.44%, due 11/14/23 to 05/15/40. The value of the collateral including accrued interest is $6,290,319. (e)	$6,166,978
5,285,983	JPMorgan Chase & Co., 5.30% (d), dated 09/29/23, due 10/02/23, with a maturity value of $5,289,096. Collateralized by U.S. Treasury Securities, interest rates of 1.25% to 4.38%, due 05/15/24 to 08/15/28. The value of the collateral including accrued interest is $5,391,703. (e)	5,285,983
	Total Repurchase Agreements	17,619,939
	(Cost $17,619,939)

	Total Investments — 104.1%	433,294,321
	(Cost $456,975,774)
	Net Other Assets and Liabilities — (4.1)%	(17,018,507)
	Net Assets — 100.0%	$416,275,814

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
All or a portion of this security is on loan (see Note 2G -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $17,221,033 and the total value of the collateral held by the Fund is $17,619,939.

(d)	Rate shown reflects yield as of September 30, 2023.
(e)	This security serves as collateral for securities on loan.

Currency Exposure Diversification	% of Total Investments
United States Dollar	68.3%
Japanese Yen	12.3
Euro	6.8
South Korean Won	3.3
British Pound Sterling	2.8
Israeli Shekel	1.8
Swedish Krona	1.7
Swiss Franc	1.3
Canadian Dollar	0.7
New Taiwan Dollar	0.6
Hong Kong Dollar	0.4
Total	100.0%

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
KRW	– South Korean Won
SEK	– Swedish Krona
TWD	– New Taiwan Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 415,674,382	$ 415,674,382	$ —	$ —
Repurchase Agreements	17,619,939	—	17,619,939	—
Total Investments	$433,294,321	$415,674,382	$17,619,939	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2023

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$17,221,033
Non-cash Collateral(2)	(17,221,033)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$17,619,939
Non-cash Collateral(4)	(17,619,939)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust International Developed Capital Strength ETF (FICS)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.6%
	Aerospace & Defense — 4.0%
117,097	BAE Systems PLC (GBP)	$1,425,566
9,481	Thales S.A. (EUR)	1,334,166
		2,759,732
	Automobiles — 2.2%
58,000	Yamaha Motor Co., Ltd. (JPY)	1,525,682
	Beverages — 3.4%
9,096	Carlsberg A.S., Class B (DKK)	1,149,370
31,698	Diageo PLC (GBP)	1,173,399
		2,322,769
	Biotechnology — 1.8%
3,597	Genmab A.S. (DKK) (b)	1,278,806
	Capital Markets — 1.8%
7,294	Deutsche Boerse AG (EUR)	1,262,386
	Chemicals — 4.0%
416	Givaudan S.A. (CHF)	1,360,686
48,700	Shin-Etsu Chemical Co., Ltd. (JPY)	1,415,311
		2,775,997
	Communications Equipment — 1.9%
348,962	Nokia Oyj (EUR)	1,316,378
	Consumer Staples Distribution & Retail — 4.0%
29,552	Alimentation Couche-Tard, Inc. (CAD)	1,500,826
42,854	Koninklijke Ahold Delhaize N.V. (EUR)	1,292,167
		2,792,993
	Electrical Equipment — 4.3%
41,833	ABB Ltd. (CHF)	1,499,014
16,010	Legrand S.A. (EUR)	1,477,690
		2,976,704
	Electronic Equipment, Instruments & Components — 3.4%
27,500	Hamamatsu Photonics KK (JPY)	1,159,144
3,200	Keyence Corp. (JPY)	1,188,437
		2,347,581
	Entertainment — 4.3%
40,200	Capcom Co., Ltd. (JPY)	1,448,588
36,000	Nintendo Co., Ltd. (JPY)	1,500,803
		2,949,391
	Food Products — 1.9%
11,357	Nestle S.A. (CHF)	1,287,131
	Ground Transportation — 1.9%
12,014	Canadian National Railway Co. (CAD)	1,301,041
Shares	Description	Value

	Health Care Equipment & Supplies — 1.5%
82,100	Olympus Corp. (JPY)	$1,066,630
	Hotels, Restaurants & Leisure — 4.3%
58,953	Aristocrat Leisure Ltd. (AUD)	1,548,372
57,418	Compass Group PLC (GBP)	1,401,123
		2,949,495
	Household Products — 1.9%
18,416	Reckitt Benckiser Group PLC (GBP)	1,301,883
	Independent Power and Renewable Electricity Producers — 1.8%
32,808	RWE AG (EUR)	1,219,222
	Industrial REITs — 2.3%
115,741	Goodman Group (AUD)	1,596,217
	Insurance — 2.1%
9,836	Intact Financial Corp. (CAD)	1,433,996
	IT Services — 4.2%
14,898	CGI, Inc. (CAD) (b)	1,468,466
9,300	Obic Co., Ltd. (JPY)	1,411,741
		2,880,207
	Leisure Products — 1.9%
66,400	Bandai Namco Holdings, Inc. (JPY)	1,351,638
	Machinery — 1.6%
27,016	Kone OYJ, Class B (EUR)	1,140,222
	Metals & Mining — 2.0%
49,102	BHP Group Ltd. (AUD)	1,396,979
	Personal Care Products — 3.8%
3,042	L’Oreal S.A. (EUR)	1,264,592
27,141	Unilever PLC (GBP)	1,345,129
		2,609,721
	Pharmaceuticals — 13.1%
60,424	Chugai Pharmaceutical Co., Ltd. (JPY)	1,869,650
81,022	GSK PLC (GBP)	1,474,925
17,236	Novo Nordisk A/S, Class B (DKK)	1,573,228
74,000	Ono Pharmaceutical Co., Ltd. (JPY)	1,420,182
4,699	Roche Holding AG (CHF)	1,285,699
32,800	Shionogi & Co., Ltd. (JPY)	1,467,484
		9,091,168
	Professional Services — 5.6%
50,556	Bureau Veritas S.A. (EUR)	1,256,617
See Notes to Financial Statements

First Trust International Developed Capital Strength ETF (FICS)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Professional Services (Continued)
15,654	SGS S.A. (CHF)	$1,317,170
10,965	Wolters Kluwer N.V. (EUR)	1,329,108
		3,902,895
	Software — 4.8%
753	Constellation Software, Inc. (CAD)	1,554,548
147,894	Sage Group (The) PLC (GBP)	1,784,616
		3,339,164
	Specialty Retail — 2.3%
42,866	Industria de Diseno Textil S.A. (EUR)	1,599,346
	Technology Hardware, Storage & Peripherals — 2.2%
29,884	Samsung Electronics Co., Ltd. (KRW)	1,514,796
	Textiles, Apparel & Luxury Goods — 3.4%
674	Hermes International SCA (EUR)	1,232,632
1,492	LVMH Moet Hennessy Louis Vuitton SE (EUR)	1,130,062
		2,362,694
	Trading Companies & Distributors — 1.9%
37,113	Bunzl PLC (GBP)	1,324,947
	Total Common Stocks	68,977,811
	(Cost $71,323,917)
WARRANTS — 0.0%
	Software — 0.0%
753	Constellation Software, Inc. (CAD) (b) (c) (d) (e)	0
	(Cost $0)

	Total Investments — 99.6%	68,977,811
	(Cost $71,323,917)
	Net Other Assets and Liabilities — 0.4%	252,390
	Net Assets — 100.0%	$69,230,201

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(d)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(e)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).

Currency Exposure Diversification	% of Total Investments
Euro	24.4%
Japanese Yen	24.4
British Pound Sterling	16.3
Canadian Dollar	10.5
Swiss Franc	9.8
Australian Dollar	6.6
Danish Krone	5.8
South Korean Won	2.2
Total	100.0%

Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
KRW	– South Korean Won

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 68,977,811	$ 68,977,811	$ —	$ —
Warrants	—**	—	—	—**
Total Investments	$68,977,811	$68,977,811	$—	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2023

	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)
ASSETS:
Investments, at value - Unaffiliated	$1,936,855,528	$329,326,590	$71,164,484
Investments, at value - Affiliated	—	82,403,321	—
Total investments, at value	1,936,855,528	411,729,911	71,164,484
Cash	1,443,980	593,791	23,354
Foreign currency, at value	—	—	63,190
Due from broker	—	—	—
Due from authorized participant	—	—	—
Receivables:
Capital shares sold	5,610,833	—	—
Dividends	2,503,483	2,000,623	409,448
Reclaims	180,576	—	190,771
Investment securities sold	—	962,670	—
Interest	—	—	—
Securities lending income	—	—	—
Total Assets	1,946,594,400	415,286,995	71,851,247

LIABILITIES:
Options contracts written, at value	—	—	—
Due to custodian	—	—	—
Due to custodian foreign currency	—	—	—
Payables:
Investment securities purchased	5,602,785	1,105,367	—
Investment advisory fees	822,985	167,760	36,256
Capital shares purchased	—	730,173	—
Deferred foreign capital gains tax	—	—	—
Collateral for securities on loan	—	—	—
Total Liabilities	6,425,770	2,003,300	36,256
NET ASSETS	$1,940,168,630	$413,283,695	$71,814,991

NET ASSETS consist of:
Paid-in capital	$1,981,988,238	$681,820,868	$88,339,578
Par value	346,050	283,000	49,000
Accumulated distributable earnings (loss)	(42,165,658)	(268,820,173)	(16,573,587)
NET ASSETS	$1,940,168,630	$413,283,695	$71,814,991
NET ASSET VALUE, per share	$56.07	$14.60	$14.66
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	34,605,000	28,300,002	4,900,002
Investments, at cost - Unaffiliated	$1,721,071,508	$319,326,061	$78,852,508
Investments, at cost - Affiliated	$—	$99,482,316	$—
Total investments, at cost	$1,721,071,508	$418,808,377	$78,852,508
Foreign currency, at cost (proceeds)	$—	$—	$62,948
Premiums received on options contracts written	$—	$—	$—
Securities on loan, at value	$—	$—	$—
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)	First Trust Nasdaq BuyWrite Income ETF (FTQI)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)

$259,206,973	$81,250,117	$7,926,226,483	$—	$497,422,750	$41,576,144
—	—	—	3,099,978,919	—	—
259,206,973	81,250,117	7,926,226,483	3,099,978,919	497,422,750	41,576,144
6,891,036	2,555,021	9,517,139	870,043	377,733	82,668
—	—	—	—	—	—
643,055	594,679	—	—	—	—
—	—	—	—	—	—

—	—	—	—	13,007,819	—
208,025	14,739	12,749,333	—	222,152	78,706
2,418	305	—	—	—	—
—	—	—	—	—	—
19,308	10	—	—	—	—
—	—	—	—	—	—
266,970,815	84,414,871	7,948,492,955	3,100,848,962	511,030,454	41,737,518

940,655	940,389	—	—	—	—
1,808,173	670,291	—	—	—	—
—	—	—	—	—	—

—	—	14,617,286	—	12,999,987	57,836
178,485	51,146	3,246,954	784,564	282,561	21,180
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
2,927,313	1,661,826	17,864,240	784,564	13,282,548	79,016
$264,043,502	$82,753,045	$7,930,628,715	$3,100,064,398	$497,747,906	$41,658,502

$275,774,215	$84,273,771	$8,664,798,479	$3,726,380,953	$520,744,198	$73,032,438
129,742	44,000	1,726,500	701,000	96,500	15,000
(11,860,455)	(1,564,726)	(735,896,264)	(627,017,555)	(23,092,792)	(31,388,936)
$264,043,502	$82,753,045	$7,930,628,715	$3,100,064,398	$497,747,906	$41,658,502
$20.35	$18.81	$45.93	$44.22	$51.58	$27.77
12,974,201	4,400,002	172,650,002	70,100,002	9,650,002	1,500,002
$242,950,528	$76,677,774	$7,821,323,726	$—	$467,875,764	$42,022,171
$—	$—	$—	$3,001,171,503	$—	$—
$242,950,528	$76,677,774	$7,821,323,726	$3,001,171,503	$467,875,764	$42,022,171
$—	$—	$—	$—	$—	$—
$2,913,180	$1,480,102	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities (Continued)
September 30, 2023

	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)
ASSETS:
Investments, at value - Unaffiliated	$—	$—	$94,069,676
Investments, at value - Affiliated	229,603,241	203,376,771	—
Total investments, at value	229,603,241	203,376,771	94,069,676
Cash	252,314	57,113	12,960
Foreign currency, at value	—	—	39,607
Due from broker	—	—	—
Due from authorized participant	—	—	—
Receivables:
Capital shares sold	—	—	—
Dividends	—	19,006	61,607
Reclaims	—	—	245,735
Investment securities sold	—	1,564,493	—
Interest	—	—	—
Securities lending income	—	—	—
Total Assets	229,855,555	205,017,383	94,429,585

LIABILITIES:
Options contracts written, at value	—	—	—
Due to custodian	—	—	—
Due to custodian foreign currency	—	—	—
Payables:
Investment securities purchased	—	—	—
Investment advisory fees	58,158	53,826	54,152
Capital shares purchased	—	1,564,594	—
Deferred foreign capital gains tax	—	—	32,333
Collateral for securities on loan	—	—	—
Total Liabilities	58,158	1,618,420	86,485
NET ASSETS	$229,797,397	$203,398,963	$94,343,100

NET ASSETS consist of:
Paid-in capital	$382,099,707	$293,462,423	$109,763,674
Par value	129,000	65,000	25,500
Accumulated distributable earnings (loss)	(152,431,310)	(90,128,460)	(15,446,074)
NET ASSETS	$229,797,397	$203,398,963	$94,343,100
NET ASSET VALUE, per share	$17.81	$31.29	$37.00
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	12,900,002	6,500,002	2,550,002
Investments, at cost - Unaffiliated	$—	$—	$102,072,828
Investments, at cost - Affiliated	$222,056,124	$207,225,227	$—
Total investments, at cost	$222,056,124	$207,225,227	$102,072,828
Foreign currency, at cost (proceeds)	$—	$—	$39,728
Premiums received on options contracts written	$—	$—	$—
Securities on loan, at value	$—	$—	$—
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)	First Trust International Developed Capital Strength ETF (FICS)

$433,294,321	$68,977,811
—	—
433,294,321	68,977,811
448,640	446
—	53,003
—	—
84,005	—

—	—
449,194	139,280
80,130	100,754
54,779	—
130	—
55,468	—
434,466,667	69,271,294

—	—
—	—
51,547	—

294,783	—
224,584	41,093
—	—
—	—
17,619,939	—
18,190,853	41,093
$416,275,814	$69,230,201

$512,927,179	$74,276,816
103,000	23,000
(96,754,365)	(5,069,615)
$416,275,814	$69,230,201
$40.42	$30.10
10,300,002	2,300,002
$456,975,774	$71,323,917
$—	$—
$456,975,774	$71,323,917
$(51,547)	$53,174
$—	$—
$17,221,033	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2023

	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)
INVESTMENT INCOME:
Dividends - Unaffiliated	$45,116,488	$19,390,666	$4,143,568
Dividends - Affiliated	—	5,500,298	—
Interest	72,375	59,627	1
Securities lending income (net of fees)	—	—	—
Foreign withholding tax	(1,295,770)	(1,662)	(381,092)
Total investment income	43,893,093	24,948,929	3,762,477

EXPENSES:
Investment advisory fees	8,692,781	2,656,127	415,242
Total expenses	8,692,781	2,656,127	415,242
Less fees waived by the investment advisor	—	(531,364)	—
Net expenses	8,692,781	2,124,763	415,242
NET INVESTMENT INCOME (LOSS)	35,200,312	22,824,166	3,347,235

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	(2,745,470)	—
Investments - Unaffiliated	(24,078,449)	(29,893,015)	(3,861,986)
In-kind redemptions - Unaffiliated	31,826,341	5,534,623	768,149
In-kind redemptions - Affiliated	—	(174,878)	—
Written options contracts	—	—	—
Foreign currency transactions	—	—	(6,969)
Foreign capital gains tax	—	—	—
Net realized gain (loss)	7,747,892	(27,278,740)	(3,100,806)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	390,550,515	33,071,612	3,301,897
Investments - Affiliated	—	5,063,096	—
Written options contracts	—	—	—
Foreign currency translation	3,426	—	16,395
Deferred foreign capital gains tax	—	—	—
Net change in unrealized appreciation (depreciation)	390,553,941	38,134,708	3,318,292
NET REALIZED AND UNREALIZED GAIN (LOSS)	398,301,833	10,855,968	217,486
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$433,502,145	$33,680,134	$3,564,721
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)	First Trust Nasdaq BuyWrite Income ETF (FTQI)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)

$3,266,204	$408,637	$227,707,120	$—	$3,126,378	$2,425,905
—	—	—	37,372,757	—	—
42,468	28,061	367,816	183,279	11,405	3,640
5,972	—	—	—	97	—
(40,144)	(2,497)	(299,530)	—	—	(1,932)
3,274,500	434,201	227,775,406	37,556,036	3,137,880	2,427,613

1,339,783	339,169	38,949,836	9,498,224	2,195,609	335,155
1,339,783	339,169	38,949,836	9,498,224	2,195,609	335,155
—	—	—	—	—	—
1,339,783	339,169	38,949,836	9,498,224	2,195,609	335,155
1,934,717	95,032	188,825,570	28,057,812	942,271	2,092,458

—	—	—	(143,927,220)	—	—
(9,457,909)	(1,277,442)	(625,409,704)	—	(18,561,116)	(7,743,013)
5,011,557	1,157,941	107,826,101	—	30,873,526	1,125,025
—	—	—	25,663,750	—	—
(387,403)	(2,885,761)	—	—	—	—
(4)	—	—	—	—	—
—	—	—	—	—	—
(4,833,759)	(3,005,262)	(517,583,603)	(118,263,470)	12,312,410	(6,617,988)

25,108,779	7,125,868	1,805,010,659	—	49,012,006	10,209,188
—	—	—	297,768,843	—	—
140,460	158,716	—	—	—	—
15	—	—	—	—	—
—	—	—	—	—	—
25,249,254	7,284,584	1,805,010,659	297,768,843	49,012,006	10,209,188
20,415,495	4,279,322	1,287,427,056	179,505,373	61,324,416	3,591,200
$22,350,212	$4,374,354	$1,476,252,626	$207,563,185	$62,266,687	$5,683,658
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations (Continued)
For the Year Ended September 30, 2023

	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)
INVESTMENT INCOME:
Dividends - Unaffiliated	$—	$—	$3,842,831
Dividends - Affiliated	7,420,650	5,487,519	—
Interest	26,741	43,219	9,085
Securities lending income (net of fees)	—	—	12,353
Foreign withholding tax	—	—	(321,570)
Total investment income	7,447,391	5,530,738	3,542,699

EXPENSES:
Investment advisory fees	622,031	763,748	719,112
Total expenses	622,031	763,748	719,112
Less fees waived by the investment advisor	—	—	—
Net expenses	622,031	763,748	719,112
NET INVESTMENT INCOME (LOSS)	6,825,360	4,766,990	2,823,587

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	(15,305,950)	(27,162,423)	—
Investments - Unaffiliated	—	—	(2,092,696)
In-kind redemptions - Unaffiliated	—	—	7,551,737
In-kind redemptions - Affiliated	4,119,900	5,981,055	—
Written options contracts	—	—	—
Foreign currency transactions	—	—	7,195
Foreign capital gains tax	—	—	(27,010)
Net realized gain (loss)	(11,186,050)	(21,181,368)	5,439,226
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	—	—	17,609,696
Investments - Affiliated	29,745,198	5,052,994	—
Written options contracts	—	—	—
Foreign currency translation	—	—	12,697
Deferred foreign capital gains tax	—	—	(49,216)
Net change in unrealized appreciation (depreciation)	29,745,198	5,052,994	17,573,177
NET REALIZED AND UNREALIZED GAIN (LOSS)	18,559,148	(16,128,374)	23,012,403
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,384,508	$(11,361,384)	$25,835,990
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)	First Trust International Developed Capital Strength ETF (FICS)

$2,201,721	$1,089,089
—	—
16,529	—
621,759	—
(200,269)	(116,638)
2,639,740	972,451

1,755,039	313,561
1,755,039	313,561
—	—
1,755,039	313,561
884,701	658,890

—	—
(46,235,440)	(1,744,666)
13,567,951	6,198
—	—
—	—
(22,726)	4,079
—	—
(32,690,215)	(1,734,389)

47,779,724	3,313,861
—	—
—	—
8,752	1,793
—	—
47,788,476	3,315,654
15,098,261	1,581,265
$15,982,962	$2,240,155
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets

	First Trust NASDAQ Technology Dividend Index Fund (TDIV)		Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022
OPERATIONS:
Net investment income (loss)	$35,200,312	$39,013,530	$22,824,166	$21,144,380
Net realized gain (loss)	7,747,892	77,346,934	(27,278,740)	9,377,860
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	390,553,941	(504,758,535)	38,134,708	(63,041,345)
Net increase (decrease) in net assets resulting from operations	433,502,145	(388,398,071)	33,680,134	(32,519,105)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(35,705,702)	(37,869,712)	(21,473,782)	(28,972,326)
Return of capital	—	—	(6,890,270)	(634,126)
Total distributions to shareholders	(35,705,702)	(37,869,712)	(28,364,052)	(29,606,452)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	225,058,215	585,823,081	40,866,513	136,630,172
Cost of shares redeemed	(113,296,985)	(342,711,470)	(78,999,844)	(98,607,101)
Net increase (decrease) in net assets resulting from shareholder transactions	111,761,230	243,111,611	(38,133,331)	38,023,071
Total increase (decrease) in net assets	509,557,673	(183,156,172)	(32,817,249)	(24,102,486)

NET ASSETS:
Beginning of period	1,430,610,957	1,613,767,129	446,100,944	470,203,430
End of period	$1,940,168,630	$1,430,610,957	$413,283,695	$446,100,944

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	32,805,000	28,605,000	30,950,002	28,750,002
Shares sold	4,100,000	10,150,000	2,700,000	8,450,000
Shares redeemed	(2,300,000)	(5,950,000)	(5,350,000)	(6,250,000)
Shares outstanding, end of period	34,605,000	32,805,000	28,300,002	30,950,002
See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)		First Trust BuyWrite Income ETF (FTHI)		First Trust Nasdaq BuyWrite Income ETF (FTQI)
Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022

$3,347,235	$2,200,759	$1,934,717	$434,135	$95,032	$32,486
(3,100,806)	(407,597)	(4,833,759)	1,233,335	(3,005,262)	528,556
—	—	—	—	—	—
3,318,292	(12,316,027)	25,249,254	(11,115,307)	7,284,584	(2,670,841)
3,564,721	(10,522,865)	22,350,212	(9,447,837)	4,374,354	(2,109,799)

(3,078,891)	(2,134,072)	(4,208,848)	(4,161,738)	(106,102)	(627,504)
—	—	(9,900,138)	—	(4,740,102)	(260,249)
(3,078,891)	(2,134,072)	(14,108,986)	(4,161,738)	(4,846,204)	(887,753)

44,354,700	17,543,449	205,190,999	58,793,688	72,920,357	15,486,123
(16,937,057)	(3,114,320)	(38,915,611)	(2,232,301)	(8,583,024)	(3,127,943)
27,417,643	14,429,129	166,275,388	56,561,387	64,337,333	12,358,180
27,903,473	1,772,192	174,516,614	42,951,812	63,865,483	9,360,628

43,911,518	42,139,326	89,526,888	46,575,076	18,887,562	9,526,934
$71,814,991	$43,911,518	$264,043,502	$89,526,888	$82,753,045	$18,887,562

3,200,002	2,400,002	4,874,201	2,174,201	1,050,002	450,002
2,800,000	1,000,000	10,100,000	2,800,000	3,800,000	750,000
(1,100,000)	(200,000)	(2,000,000)	(100,000)	(450,000)	(150,000)
4,900,002	3,200,002	12,974,201	4,874,201	4,400,002	1,050,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)

	First Trust Rising Dividend Achievers ETF (RDVY)		First Trust Dorsey Wright Focus 5 ETF (FV)
	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022
OPERATIONS:
Net investment income (loss)	$188,825,570	$153,436,751	$28,057,812	$28,481,056
Net realized gain (loss)	(517,583,603)	263,719,923	(118,263,470)	817,506,326
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	1,805,010,659	(2,185,334,312)	297,768,843	(1,170,352,406)
Net increase (decrease) in net assets resulting from operations	1,476,252,626	(1,768,177,638)	207,563,185	(324,365,024)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(193,640,157)	(140,979,372)	(29,745,841)	(27,189,651)
Return of capital	—	—	—	—
Total distributions to shareholders	(193,640,157)	(140,979,372)	(29,745,841)	(27,189,651)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	437,693,674	5,962,228,272	658,768,117	2,838,226,345
Cost of shares redeemed	(1,080,452,207)	(2,501,951,722)	(329,326,453)	(2,588,053,448)
Net increase (decrease) in net assets resulting from shareholder transactions	(642,758,533)	3,460,276,550	329,441,664	250,172,897
Total increase (decrease) in net assets	639,853,936	1,551,119,540	507,259,008	(101,381,778)

NET ASSETS:
Beginning of period	7,290,774,779	5,739,655,239	2,592,805,390	2,694,187,168
End of period	$7,930,628,715	$7,290,774,779	$3,100,064,398	$2,592,805,390

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	187,750,002	120,900,002	63,100,002	58,850,002
Shares sold	9,300,000	120,450,000	14,200,000	59,550,000
Shares redeemed	(24,400,000)	(53,600,000)	(7,200,000)	(55,300,000)
Shares outstanding, end of period	172,650,002	187,750,002	70,100,002	63,100,002
See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)		First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)		First Trust Dorsey Wright International Focus 5 ETF (IFV)
Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022

$942,271	$225,149	$2,092,458	$1,982,242	$6,825,360	$5,854,400
12,312,410	11,092,305	(6,617,988)	200,303	(11,186,050)	(9,120,319)
—	—	—	—	—	—
49,012,006	(26,897,678)	10,209,188	(12,779,877)	29,745,198	(51,259,930)
62,266,687	(15,580,224)	5,683,658	(10,597,332)	25,384,508	(54,525,849)

(896,140)	(131,850)	(2,121,472)	(1,904,422)	(6,859,251)	(5,794,666)
—	—	—	—	—	—
(896,140)	(131,850)	(2,121,472)	(1,904,422)	(6,859,251)	(5,794,666)

371,134,882	67,434,447	1,359,887	79,279,112	117,506,514	2,531,736
(104,741,740)	(102,287,438)	(30,363,762)	(38,540,592)	(45,445,897)	(67,969,588)
266,393,142	(34,852,991)	(29,003,875)	40,738,520	72,060,617	(65,437,852)
327,763,689	(50,565,065)	(25,441,689)	28,236,766	90,585,874	(125,758,367)

169,984,217	220,549,282	67,100,191	38,863,425	139,211,523	264,969,890
$497,747,906	$169,984,217	$41,658,502	$67,100,191	$229,797,397	$139,211,523

4,450,002	5,400,002	2,500,002	1,250,002	8,650,002	11,650,002
7,300,000	1,550,000	50,000	2,400,000	6,800,000	150,000
(2,100,000)	(2,500,000)	(1,050,000)	(1,150,000)	(2,550,000)	(3,150,000)
9,650,002	4,450,002	1,500,002	2,500,002	12,900,002	8,650,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)

	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)		First Trust Indxx Innovative Transaction & Process ETF (LEGR)
	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022
OPERATIONS:
Net investment income (loss)	$4,766,990	$2,056,794	$2,823,587	$3,986,062
Net realized gain (loss)	(21,181,368)	51,807,908	5,439,226	(1,524,697)
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	5,052,994	(67,491,422)	17,573,177	(40,908,476)
Net increase (decrease) in net assets resulting from operations	(11,361,384)	(13,626,720)	25,835,990	(38,447,111)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,966,541)	(1,833,976)	(2,708,392)	(3,919,682)
Return of capital	—	—	—	—
Total distributions to shareholders	(4,966,541)	(1,833,976)	(2,708,392)	(3,919,682)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	80,270,366	250,484,774	12,297,456	23,904,823
Cost of shares redeemed	(91,023,149)	(217,153,179)	(41,211,683)	(13,920,351)
Net increase (decrease) in net assets resulting from shareholder transactions	(10,752,783)	33,331,595	(28,914,227)	9,984,472
Total increase (decrease) in net assets	(27,080,708)	17,870,899	(5,786,629)	(32,382,321)

NET ASSETS:
Beginning of period	230,479,671	212,608,772	100,129,729	132,512,050
End of period	$203,398,963	$230,479,671	$94,343,100	$100,129,729

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	6,900,002	6,050,002	3,300,002	3,150,002
Shares sold	2,300,000	6,900,000	350,000	550,000
Shares redeemed	(2,700,000)	(6,050,000)	(1,100,000)	(400,000)
Shares outstanding, end of period	6,500,002	6,900,002	2,550,002	3,300,002
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)		First Trust International Developed Capital Strength ETF (FICS)
Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022

$884,701	$410,956	$658,890	$504,080
(32,690,215)	(2,031,906)	(1,734,389)	(1,980,077)
—	1,987	—	—
47,788,476	(103,824,955)	3,315,654	(5,651,836)
15,982,962	(105,443,918)	2,240,155	(7,127,833)

(868,220)	(369,695)	(622,101)	(503,611)
—	—	—	—
(868,220)	(369,695)	(622,101)	(503,611)

272,775,582	64,515,646	49,570,405	31,655,094
(44,862,384)	(51,946,180)	(1,354,127)	(14,840,804)
227,913,198	12,569,466	48,216,278	16,814,290
243,027,940	(93,244,147)	49,834,332	9,182,846

173,247,874	266,492,021	19,395,869	10,213,023
$416,275,814	$173,247,874	$69,230,201	$19,395,869

5,150,002	5,000,002	750,002	300,002
6,200,000	1,250,000	1,600,000	950,000
(1,050,000)	(1,100,000)	(50,000)	(500,000)
10,300,002	5,150,002	2,300,002	750,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ Technology Dividend Index Fund (TDIV)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$43.61	$56.42	$43.84	$40.09	$38.38
Income from investment operations:
Net investment income (loss)	1.07 (a)	1.24	1.10	0.93	0.97
Net realized and unrealized gain (loss)	12.47	(12.83)	12.55	3.77	1.71
Total from investment operations	13.54	(11.59)	13.65	4.70	2.68
Distributions paid to shareholders from:
Net investment income	(1.08)	(1.22)	(1.07)	(0.95)	(0.97)
Net asset value, end of period	$56.07	$43.61	$56.42	$43.84	$40.09
Total return (b)	31.22%	(20.93)%	31.29%	11.91%	7.21%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,940,169	$1,430,611	$1,613,767	$1,245,277	$1,010,557
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.02%	2.26%	2.08%	2.28%	2.59%
Portfolio turnover rate (c)	43%	36%	38%	49%	37%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Multi-Asset Diversified Income Index Fund (MDIV)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.41	$16.35	$13.52	$18.43	$18.54
Income from investment operations:
Net investment income (loss)	0.77 (a)	0.72	0.49	0.57	0.83
Net realized and unrealized gain (loss)	0.38	(1.67)	3.18	(4.52)	0.18
Total from investment operations	1.15	(0.95)	3.67	(3.95)	1.01
Distributions paid to shareholders from:
Net investment income	(0.73)	(0.97)	(0.64)	(0.79)	(0.77)
Return of capital	(0.23)	(0.02)	(0.20)	(0.17)	(0.35)
Total distributions	(0.96)	(0.99)	(0.84)	(0.96)	(1.12)
Net asset value, end of period	$14.60	$14.41	$16.35	$13.52	$18.43
Total return (b)	8.05%	(6.25)%	27.50%	(21.89)%	5.74%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$413,284	$446,101	$470,203	$440,726	$715,985
Ratio of total expenses to average net assets (c)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets (c)	0.48%	0.48%	0.48%	0.47%	0.48%
Ratio of net investment income (loss) to average net assets	5.16%	4.40%	3.03%	3.86%	4.58%
Portfolio turnover rate (d)	76%	85%	100%	106%	73%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S&P International Dividend Aristocrats ETF (FID)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.72	$17.56	$14.15	$17.11	$17.19
Income from investment operations:
Net investment income (loss)	0.75 (a)	0.71	0.62	0.64	0.63
Net realized and unrealized gain (loss)	0.86	(3.85)	3.43	(2.93)	(0.08)
Total from investment operations	1.61	(3.14)	4.05	(2.29)	0.55
Distributions paid to shareholders from:
Net investment income	(0.67)	(0.70)	(0.64)	(0.67)	(0.63)
Net asset value, end of period	$14.66	$13.72	$17.56	$14.15	$17.11
Total return (b)	11.60%	(18.39)%	28.79%	(13.62)%	3.38%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$71,815	$43,912	$42,139	$18,390	$19,678
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.84%	4.39%	4.10%	4.03%	4.01%
Portfolio turnover rate (c)	63%	47%	57%	81%	44%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust BuyWrite Income ETF (FTHI)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$18.37	$21.42	$19.12	$22.43	$23.28
Income from investment operations:
Net investment income (loss)	0.25 (a)	0.17 (a)	0.12	0.23	0.40
Net realized and unrealized gain (loss)	3.50	(1.64)	3.14	(2.58)	(0.29)
Total from investment operations	3.75	(1.47)	3.26	(2.35)	0.11
Distributions paid to shareholders from:
Net investment income	(0.53)	(1.58)	(0.96)	(0.23)	(0.86)
Return of capital	(1.24)	—	—	(0.73)	(0.10)
Total distributions	(1.77)	(1.58)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$20.35	$18.37	$21.42	$19.12	$22.43
Total return (b)	20.82%	(7.60)%	17.31%	(10.63)%	0.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$264,044	$89,527	$46,575	$59,733	$80,155
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	1.23%	0.81%	1.29%	1.10%	1.43%
Portfolio turnover rate (c)	98%	90% (d)	199%	210%	209%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)	The variation in the portfolio turnover rate is due to lower than expected portfolio rebalancing, which was impacted by high levels of equity volatility and a downtrend in the U.S. equity markets.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq BuyWrite Income ETF (FTQI)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.99	$21.17	$19.23	$22.30	$22.92
Income from investment operations:
Net investment income (loss)	0.05 (a)	0.06 (a)	0.34	0.21	0.27
Net realized and unrealized gain (loss)	3.02	(1.83)	2.26	(2.62)	(0.23)
Total from investment operations	3.07	(1.77)	2.60	(2.41)	0.04
Distributions paid to shareholders from:
Net investment income	(0.05)	(0.99)	(0.66)	(0.21)	(0.58)
Return of capital	(2.20)	(0.42)	—	(0.45)	(0.08)
Total distributions	(2.25)	(1.41)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$18.81	$17.99	$21.17	$19.23	$22.30
Total return (b)	17.53%	(9.00)%	13.66%	(10.98)%	0.29%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$82,753	$18,888	$9,527	$4,807	$8,919
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	0.24%	0.27%	1.16%	0.96%	1.40%
Portfolio turnover rate (c)	99%	107% (d)	182%	207%	205%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective May 11, 2022, which resulted in fewer portfolio transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Rising Dividend Achievers ETF (RDVY)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$38.83	$47.47	$32.67	$31.82	$31.54
Income from investment operations:
Net investment income (loss)	1.08 (a)	0.82	0.59	0.58	0.54
Net realized and unrealized gain (loss)	7.13	(8.70)	14.79	0.86	0.27
Total from investment operations	8.21	(7.88)	15.38	1.44	0.81
Distributions paid to shareholders from:
Net investment income	(1.11)	(0.76)	(0.58)	(0.59)	(0.53)
Net asset value, end of period	$45.93	$38.83	$47.47	$32.67	$31.82
Total return (b)	21.22%	(16.76)%	47.21%	4.61%	2.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,930,629	$7,290,775	$5,739,655	$1,292,097	$832,156
Ratio of total expenses to average net assets	0.49%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.36%	1.85%	1.43%	1.89%	1.85%
Portfolio turnover rate (c)	57%	59%	45%	62%	63%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Focus 5 ETF (FV)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$41.09	$45.78	$34.10	$29.63	$30.93
Income from investment operations:
Net investment income (loss)	0.41 (a)	0.46	0.02	0.09	0.11
Net realized and unrealized gain (loss)	3.15	(4.71)	11.68	4.49	(1.31)
Total from investment operations	3.56	(4.25)	11.70	4.58	(1.20)
Distributions paid to shareholders from:
Net investment income	(0.43)	(0.44)	(0.02)	(0.11)	(0.10)
Net asset value, end of period	$44.22	$41.09	$45.78	$34.10	$29.63
Total return (b)	8.63%	(9.32)%	34.31%	15.50%	(3.92)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,100,064	$2,592,805	$2,694,187	$2,047,492	$2,348,262
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	0.88%	1.01%	0.04%	0.30%	0.34%
Portfolio turnover rate (d)	103%	81%	20%	72%	65%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RBA American Industrial Renaissance® ETF (AIRR)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$38.20	$40.84	$25.68	$26.76	$27.93
Income from investment operations:
Net investment income (loss)	0.15 (a)	0.04	0.03	(0.03)	0.10 (a)
Net realized and unrealized gain (loss)	13.37	(2.66)	15.16	(0.98)	(1.21)
Total from investment operations	13.52	(2.62)	15.19	(1.01)	(1.11)
Distributions paid to shareholders from:
Net investment income	(0.14)	(0.02)	(0.03)	(0.07)	(0.06)
Net asset value, end of period	$51.58	$38.20	$40.84	$25.68	$26.76
Total return (b)	35.41%	(6.41)%	59.15%	(3.81)%	(3.95)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$497,748	$169,984	$220,549	$47,513	$66,900
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	0.30%	0.10%	0.07%	(0.18)%	0.40%
Portfolio turnover rate (c)	48%	37%	35%	45%	58%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$26.84	$31.09	$21.06	$26.07	$25.15
Income from investment operations:
Net investment income (loss)	1.08 (a)	0.88	0.73	0.68	0.78
Net realized and unrealized gain (loss)	0.93	(4.22)	10.01	(4.95)	0.86
Total from investment operations	2.01	(3.34)	10.74	(4.27)	1.64
Distributions paid to shareholders from:
Net investment income	(1.08)	(0.91)	(0.71)	(0.74)	(0.72)
Net asset value, end of period	$27.77	$26.84	$31.09	$21.06	$26.07
Total return (b)	7.48%	(11.08)%	51.29%	(16.49)%	6.87%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$41,659	$67,100	$38,863	$29,484	$44,313
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	3.75%	3.00%	2.54%	2.81%	3.50%
Portfolio turnover rate (c)	197%	172%	186%	193%	160%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright International Focus 5 ETF (IFV)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.09	$22.74	$18.83	$19.07	$20.33
Income from investment operations:
Net investment income (loss)	0.58 (a)	0.64	0.20	0.56	0.37
Net realized and unrealized gain (loss)	1.67	(6.66)	3.93	(0.23)	(1.26)
Total from investment operations	2.25	(6.02)	4.13	0.33	(0.89)
Distributions paid to shareholders from:
Net investment income	(0.53)	(0.63)	(0.22)	(0.57)	(0.35)
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.53)	(0.63)	(0.22)	(0.57)	(0.37)
Net asset value, end of period	$17.81	$16.09	$22.74	$18.83	$19.07
Total return (b)	14.03%	(26.89)%	21.91%	1.75%	(4.42)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$229,797	$139,212	$264,970	$218,452	$453,757
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	3.29%	2.92%	0.87%	3.19%	1.89%
Portfolio turnover rate (d)	65%	104%	66%	29%	42%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$33.40	$35.14	$26.17	$26.45	$28.80
Income from investment operations:
Net investment income (loss)	0.64 (a)	0.31	0.01	0.13	0.22
Net realized and unrealized gain (loss)	(2.10)	(1.77)	8.97	(0.25)	(2.37)
Total from investment operations	(1.46)	(1.46)	8.98	(0.12)	(2.15)
Distributions paid to shareholders from:
Net investment income	(0.65)	(0.28)	(0.01)	(0.16)	(0.20)
Net asset value, end of period	$31.29	$33.40	$35.14	$26.17	$26.45
Total return (b)	(4.49)%	(4.18)%	34.32%	(0.46)%	(7.46)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$203,399	$230,480	$212,609	$223,754	$468,253
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	1.87%	0.91%	0.02%	0.54%	0.79%
Portfolio turnover rate (d)	294%	164%	20%	225%	90%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx Innovative Transaction & Process ETF (LEGR)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$30.34	$42.07	$31.32	$29.32	$30.31
Income from investment operations:
Net investment income (loss)	0.93 (a)	1.15	0.61	0.35	0.59
Net realized and unrealized gain (loss)	6.70	(11.75)	10.70	2.02	(0.93)
Total from investment operations	7.63	(10.60)	11.31	2.37	(0.34)
Distributions paid to shareholders from:
Net investment income	(0.97)	(1.13)	(0.56)	(0.37)	(0.65)
Net asset value, end of period	$37.00	$30.34	$42.07	$31.32	$29.32
Total return (b)	25.13%	(25.55)%	36.13%	8.13%	(1.08)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$94,343	$100,130	$132,512	$42,280	$41,048
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	2.55%	2.94%	1.84%	1.12%	1.95%
Portfolio turnover rate (c)	17%	23%	46%	25%	35%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$33.64	$53.30	$38.89	$31.51	$32.23
Income from investment operations:
Net investment income (loss)	0.13 (a)	0.08	0.05	0.04	0.17
Net realized and unrealized gain (loss)	6.78	(19.67) (b)	14.44	7.39	(0.75)
Total from investment operations	6.91	(19.59)	14.49	7.43	(0.58)
Distributions paid to shareholders from:
Net investment income	(0.13)	(0.07)	(0.08)	(0.05)	(0.14)
Net asset value, end of period	$40.42	$33.64	$53.30	$38.89	$31.51
Total return (c)	20.51%	(36.76)% (b)	37.27%	23.60%	(1.81)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$416,276	$173,248	$266,492	$120,549	$61,443
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.33%	0.17%	0.10%	0.15%	0.68%
Portfolio turnover rate (d)	46%	36%	31%	34%	43%

(a)	Based on average shares outstanding.
(b)
The Fund received a reimbursement from the advisor in the amount of $1,987 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust International Developed Capital Strength ETF (FICS)

	Year Ended September 30,		Period Ended 9/30/2021 (a)
	2023	2022
Net asset value, beginning of period	$25.86	$34.04	$30.09
Income from investment operations:
Net investment income (loss)	0.45 (b)	0.57	0.36
Net realized and unrealized gain (loss)	4.15	(8.16)	3.93
Total from investment operations	4.60	(7.59)	4.29
Distributions paid to shareholders from:
Net investment income	(0.36)	(0.59)	(0.34)
Net asset value, end of period	$30.10	$25.86	$34.04
Total return (c)	17.74%	(22.50)%	14.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$69,230	$19,396	$10,213
Ratio of total expenses to average net assets	0.70%	0.70%	0.70% (d)
Ratio of net investment income (loss) to average net assets	1.47%	2.10%	1.29% (d)
Portfolio turnover rate (e)	59%	77%	23%

(a)	Inception date is December 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2023
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-two exchange-traded funds that are offering shares. This report covers the fourteen funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on Nasdaq, Inc. (“Nasdaq”).

First Trust NASDAQ Technology Dividend Index Fund – (ticker “TDIV”)
Multi-Asset Diversified Income Index Fund – (ticker “MDIV”)
First Trust S&P International Dividend Aristocrats ETF – (ticker “FID”)
First Trust BuyWrite Income ETF – (ticker “FTHI”)
First Trust Nasdaq BuyWrite Income ETF – (ticker “FTQI”)
First Trust Rising Dividend Achievers ETF – (ticker “RDVY”)
First Trust Dorsey Wright Focus 5 ETF – (ticker “FV”)
First Trust RBA American Industrial Renaissance® ETF – (ticker “AIRR”)
First Trust Dorsey Wright Momentum & Dividend ETF – (ticker “DDIV”)
First Trust Dorsey Wright International Focus 5 ETF – (ticker “IFV”)
First Trust Dorsey Wright Dynamic Focus 5 ETF – (ticker “FVC”)
First Trust Indxx Innovative Transaction & Process ETF – (ticker “LEGR”)
First Trust Nasdaq Artificial Intelligence and Robotics ETF – (ticker “ROBT”)
First Trust International Developed Capital Strength ETF – (ticker “FICS”)
Both TDIV and FICS operate as a non-diversified series of the Trust. Each of MDIV, FID, FTHI, FTQI, RDVY, FV, AIRR, DDIV, IFV, FVC, LEGR and ROBT operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act. Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund, except for FTHI and FTQI, is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust NASDAQ Technology Dividend Index Fund	Nasdaq Technology DividendTM Index
Multi-Asset Diversified Income Index Fund	Nasdaq US Multi-Asset Diversified IncomeTM Index
First Trust S&P International Dividend Aristocrats ETF	S&P International Dividend Aristocrats Index
First Trust Rising Dividend Achievers ETF	Nasdaq US Rising Dividend AchieversTM Index
First Trust Dorsey Wright Focus 5 ETF	Dorsey Wright Focus FiveTM Index
First Trust RBA American Industrial Renaissance® ETF	Richard Bernstein Advisors American Industrial Renaissance® Index
First Trust Dorsey Wright Momentum & Dividend ETF	Dorsey Wright Momentum Plus Dividend YieldTM Index
First Trust Dorsey Wright International Focus 5 ETF	Dorsey Wright International Focus FiveTM Index
First Trust Dorsey Wright Dynamic Focus 5 ETF	Dorsey Wright Focus FiveTM Index
First Trust Indxx Innovative Transaction & Process ETF	Indxx Blockchain Index
First Trust Nasdaq Artificial Intelligence and Robotics ETF	Nasdaq CTA Artificial Intelligence and RoboticsTM Index
First Trust International Developed Capital Strength ETF	The International Developed Capital StrengthTM Index
FTHI and FTQI are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI’s secondary investment objective is to provide capital appreciation. Under normal market conditions, FTHI pursues its investment objectives by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Standard & Poor’s 500® Index (the “S&P 500®”). The Fund employs an option strategy in which it writes U.S. exchange-traded call options on the S&P 500® in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
The investment objective of FTQI is to provide current income. Under normal market conditions, FTQI pursues its investment objective by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100 Index® (the “Nasdaq-100®”). Under normal market conditions, FTQI will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the components of the Nasdaq Composite Index. FTQI employs an option strategy in which it writes U.S. exchange-traded call options on the Nasdaq-100® in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells an option contract to another party. In exchange for the premiums received in connection with its written U.S. exchange-traded call options on the Nasdaq-100®, FTQI forfeits any upside potential of the Nasdaq-100® above the strike price of the written call options. It is expected that FTQI will distribute premiums to shareholders on a monthly basis. The premiums received from the sale of call options are expected to be FTQI’s primary source of income. Under normal market conditions, FTQI will seek to distribute the majority of the option premiums collected. FTQI does not target a specific income level, but seeks to provide investors with current income primarily from options premiums through writing calls with a notional value of 50-100% of FTQI’s assets.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, preferred stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), exchange-traded funds, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the value of similar foreign securities traded on other foreign markets;
 2)
ADR trading of similar securities;
 3)
closed-end fund or exchange-traded fund trading of similar securities;
 4)
foreign currency exchange activity;
 5)
the trading prices of financial products that are tied to baskets of foreign securities;
 6)
factors relating to the event that precipitated the pricing problem;
 7)
whether the event is likely to recur;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
 8)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
 9)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
C. Options Contracts
FTHI and FTQI are subject to equity price risk in the normal course of pursuing their investment objectives. FTHI may write (sell) U.S. exchange-traded call options on the S&P 500® and FTQI may write (sell) U.S. exchange-traded call options on the Nasdaq-100®, to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI may write (sell) call options or put options and FTQI may write (sell) call options (“options”) on all or a portion of the equity securities held in their respective portfolios and on securities indices in their respective portfolios as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options written (sold) by FTHI and FTQI will either be exercised, expire, or be canceled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statements of Operations.
The index options that FTHI and FTQI write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option’s expiration date. The stock options that FTHI and FTQI write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a call option, FTHI foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
E. Affiliated Transactions
MDIV, FV, IFV, and FVC invest in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.
Amounts relating to investments in MDIV at September 30, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 9/30/2023	Value at 9/30/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2023	Dividend Income
First Trust Tactical High Yield ETF	2,100,518	$91,828,017	$16,140,619	$(27,708,063)	$5,063,096	$(2,920,348)	$82,403,321	$5,500,298
Amounts relating to investments in FV at September 30, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 9/30/2023	Value at 9/30/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2023	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	12,210,134	$—	$646,008,970	$(48,097,437)	$21,712,630	$3,214,772	$622,838,935	$1,390,195
First Trust Dow Jones Internet Index Fund	3,832,138	—	643,140,906	(40,380,302)	7,180,352	1,706,590	611,647,546	—
First Trust Energy AlphaDEX® Fund	—	581,212,875	89,345,705	(727,944,152)	449,929	56,935,643	—	4,990,364
First Trust Financials AlphaDEX® Fund	—	—	674,340,220	(527,783,992)	—	(146,556,228)	—	3,106,028
First Trust Industrials/Producer Durables AlphaDEX® Fund	11,021,901	505,548,471	135,076,643	(139,481,542)	126,844,186	5,000,016	632,987,774	5,113,362
First Trust Materials AlphaDEX® Fund	—	426,900,733	140,571,834	(644,069,020)	128,236,435	(51,639,982)	—	4,672,755
First Trust Nasdaq Food & Beverage ETF	—	532,524,093	190,200,562	(717,935,097)	69,879,781	(74,669,339)	—	7,573,112
First Trust Nasdaq Oil & Gas ETF	—	541,275,552	105,610,767	(654,159,550)	(76,138,600)	83,411,831	—	8,211,911

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
Security Name	Shares at 9/30/2023	Value at 9/30/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2023	Dividend Income
First Trust Nasdaq Semiconductor ETF	9,053,893	$—	$661,622,098	$(99,500,981)	$45,670,747	$4,522,920	$612,314,784	$2,182,085
First Trust NASDAQ- 100- Technology Sector Index Fund	4,269,222	—	652,668,438	(6,222,248)	(26,066,617)	(189,693)	620,189,880	132,945
		$2,587,461,724	$3,938,586,143	$(3,605,574,321)	$297,768,843	$(118,263,470)	$3,099,978,919	$37,372,757
Amounts relating to investments in IFV at September 30, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 9/30/2023	Value at 9/30/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2023	Dividend Income
First Trust BICK Index Fund	—	$27,247,140	$795,680	$(30,900,509)	$2,920,020	$(62,331)	$—	$—
First Trust Brazil AlphaDEX® Fund	—	—	41,876,650	(39,225,681)	—	(2,650,969)	—	361,882
First Trust Chindia ETF	—	27,506,086	1,833,202	(28,053,438)	3,006,867	(4,292,717)	—	—
First Trust Dow Jones Global Select Dividend Index Fund	1,928,720	26,988,029	51,205,609	(34,749,144)	4,956,926	(8,650,501)	39,750,919	1,954,206
First Trust India NIFTY 50 Equal Weight ETF	966,781	29,598,143	23,674,135	(11,763,779)	4,252,971	1,262,758	47,024,228	667,403
First Trust Japan AlphaDEX® Fund	1,004,123	—	52,254,374	(9,352,878)	6,175,022	868,560	49,945,078	831,510
First Trust Latin America AlphaDEX® Fund	2,655,012	27,672,640	26,924,243	(11,822,855)	5,250,063	589,179	48,613,270	2,412,900
First Trust Switzerland AlphaDEX® Fund	767,506	—	52,302,881	(12,966,435)	3,183,329	1,749,971	44,269,746	1,192,749
		$139,012,038	$250,866,774	$(178,834,719)	$29,745,198	$(11,186,050)	$229,603,241	$7,420,650
Amounts relating to investments in FVC at September 30, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 9/30/2023	Value at 9/30/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2023	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	801,056	$—	$58,057,962	$(16,893,541)	$(1,360,658)	$1,058,103	$40,861,866	$78,786

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
Security Name	Shares at 9/30/2023	Value at 9/30/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2023	Dividend Income
First Trust Dow Jones Internet Index Fund	251,410	$—	$47,134,518	$(6,373,836)	$(982,817)	$349,685	$40,127,550	$—
First Trust Energy AlphaDEX® Fund	—	31,230,271	28,852,388	(62,591,205)	94,476	2,414,070	—	163,979
First Trust Enhanced Short Maturity ETF	—	91,338,267	273,822,460	(365,732,125)	257,252	314,146	—	3,461,596
First Trust Financials AlphaDEX® Fund	—	—	57,574,745	(45,299,822)	—	(12,274,923)	—	259,712
First Trust Industrials/Producer Durables AlphaDEX® Fund	723,104	27,164,583	73,535,460	(60,491,474)	3,370,432	(2,051,138)	41,527,863	282,651
First Trust Materials AlphaDEX® Fund	—	22,938,522	50,534,856	(72,194,810)	5,308,534	(6,587,102)	—	275,964
First Trust Nasdaq Food & Beverage ETF	—	28,614,090	75,293,738	(102,001,307)	2,899,247	(4,805,768)	—	369,067
First Trust Nasdaq Oil & Gas ETF	—	29,084,238	52,260,541	(78,436,950)	(3,002,391)	94,562	—	458,905
First Trust Nasdaq Semiconductor ETF	593,990	—	60,333,030	(20,711,137)	191,442	358,209	40,171,544	128,025
First Trust NASDAQ-100- Technology Sector Index Fund	280,085	—	45,346,807	(2,885,124)	(1,722,523)	(51,212)	40,687,948	8,834
		$230,369,971	$822,746,505	$(833,611,331)	$5,052,994	$(21,181,368)	$203,376,771	$5,487,519
F. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
G. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Prior to August 7, 2023 for all Funds except FTHI and FTQI, and September 18, 2023 for FTHI and FTQI, the Funds’ securities lending agent was Brown Brothers Harriman & Co. (“BBH”). Effective August 7, 2023 for all Funds except FTHI and FTQI, and September 18, 2023 for FTHI and FTQI, the Bank of New York Mellon (“BNYM”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2023, ROBT had securities in the securities lending program. During the fiscal year ended September 30, 2023, FTHI, AIRR, LEGR, and ROBT participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BNYM will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BNYM.
H. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended September 30, 2023, were received as collateral for lending securities.
I. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, with the exception of MDIV, FTHI and FTQI which declare and pay monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$35,705,702	$—	$—
Multi-Asset Diversified Income Index Fund	21,473,782	—	6,890,270
First Trust S&P International Dividend Aristocrats ETF	3,078,891	—	—
First Trust BuyWrite Income ETF	4,208,848	—	9,900,138
First Trust Nasdaq BuyWrite Income ETF	106,102	—	4,740,102
First Trust Rising Dividend Achievers ETF	193,640,157	—	—
First Trust Dorsey Wright Focus 5 ETF	29,745,841	—	—
First Trust RBA American Industrial Renaissance® ETF	896,140	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	2,121,472	—	—
First Trust Dorsey Wright International Focus 5 ETF	6,859,251	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	4,966,541	—	—
First Trust Indxx Innovative Transaction & Process ETF	2,708,392	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	868,220	—	—
First Trust International Developed Capital Strength ETF	622,101	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$37,869,712	$—	$—
Multi-Asset Diversified Income Index Fund	28,972,326	—	634,126
First Trust S&P International Dividend Aristocrats ETF	2,134,072	—	—
First Trust BuyWrite Income ETF	4,161,738	—	—
First Trust Nasdaq BuyWrite Income ETF	627,504	—	260,249
First Trust Rising Dividend Achievers ETF	140,979,372	—	—
First Trust Dorsey Wright Focus 5 ETF	27,189,651	—	—
First Trust RBA American Industrial Renaissance® ETF	131,850	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	1,904,422	—	—
First Trust Dorsey Wright International Focus 5 ETF	5,794,666	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	1,833,976	—	—
First Trust Indxx Innovative Transaction & Process ETF	3,919,682	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	369,695	—	—
First Trust International Developed Capital Strength ETF	503,611	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
As of September 30, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ Technology Dividend Index Fund	$3,384,326	$(234,650,772)	$189,100,788
Multi-Asset Diversified Income Index Fund	—	(258,611,688)	(10,208,485)
First Trust S&P International Dividend Aristocrats ETF	442,676	(8,483,430)	(8,532,833)
First Trust BuyWrite Income ETF	—	(26,132,790)	14,272,335
First Trust Nasdaq BuyWrite Income ETF	—	(5,778,015)	4,213,289
First Trust Rising Dividend Achievers ETF	10,888,788	(796,582,396)	49,797,344
First Trust Dorsey Wright Focus 5 ETF	—	(723,419,400)	96,401,845
First Trust RBA American Industrial Renaissance® ETF	188,704	(45,548,883)	22,267,387
First Trust Dorsey Wright Momentum & Dividend ETF	192,284	(31,114,737)	(466,483)
First Trust Dorsey Wright International Focus 5 ETF	47,491	(159,924,910)	7,446,109
First Trust Dorsey Wright Dynamic Focus 5 ETF	23,267	(85,506,662)	(4,645,065)
First Trust Indxx Innovative Transaction & Process ETF	210,528	(5,796,411)	(9,860,191)
First Trust Nasdaq Artificial Intelligence and Robotics ETF	313,730	(55,905,444)	(41,162,651)
First Trust International Developed Capital Strength ETF	142,781	(2,615,495)	(2,596,901)
J. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be offset against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For all of the Funds, with the exception of FICS, taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. The taxable years ended 2021, 2022, and 2023 remain open to federal and state audit for FICS. As of September 30, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust NASDAQ Technology Dividend Index Fund	$234,650,772
Multi-Asset Diversified Income Index Fund	258,611,688
First Trust S&P International Dividend Aristocrats ETF	8,483,430
First Trust BuyWrite Income ETF	26,132,790
First Trust Nasdaq BuyWrite Income ETF	5,778,015
First Trust Rising Dividend Achievers ETF	796,582,396
First Trust Dorsey Wright Focus 5 ETF	723,419,400
First Trust RBA American Industrial Renaissance® ETF	45,548,883
First Trust Dorsey Wright Momentum & Dividend ETF	31,114,737
First Trust Dorsey Wright International Focus 5 ETF	159,924,910
First Trust Dorsey Wright Dynamic Focus 5 ETF	85,506,662
First Trust Indxx Innovative Transaction & Process ETF	5,796,411
First Trust Nasdaq Artificial Intelligence and Robotics ETF	55,905,444
First Trust International Developed Capital Strength ETF	2,615,495
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended September 30, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust NASDAQ Technology Dividend Index Fund	$60	$(30,292,266)	$30,292,206
Multi-Asset Diversified Income Index Fund	260,954	(3,999,347)	3,738,393
First Trust S&P International Dividend Aristocrats ETF	(5,617)	(361,130)	366,747
First Trust BuyWrite Income ETF	2,285,656	(4,691,800)	2,406,144
First Trust Nasdaq BuyWrite Income ETF	8,064	(1,097,511)	1,089,447
First Trust Rising Dividend Achievers ETF	—	(86,353,332)	86,353,332
First Trust Dorsey Wright Focus 5 ETF	396,624	(24,801,753)	24,405,129
First Trust RBA American Industrial Renaissance® ETF	—	(29,188,335)	29,188,335
First Trust Dorsey Wright Momentum & Dividend ETF	—	(986,567)	986,567
First Trust Dorsey Wright International Focus 5 ETF	—	(3,839,595)	3,839,595
First Trust Dorsey Wright Dynamic Focus 5 ETF	—	(3,111,712)	3,111,712
First Trust Indxx Innovative Transaction & Process ETF	(19,815)	(6,647,037)	6,666,852
First Trust Nasdaq Artificial Intelligence and Robotics ETF	(22,726)	(12,920,941)	12,943,667
First Trust International Developed Capital Strength ETF	4,079	172,271	(176,350)
As of September 30, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ Technology Dividend Index Fund	$1,747,758,166	$317,897,931	$(128,800,569)	$189,097,362
Multi-Asset Diversified Income Index Fund	421,938,396	29,438,397	(39,646,882)	(10,208,485)
First Trust S&P International Dividend Aristocrats ETF	79,692,913	2,511,737	(11,040,166)	(8,528,429)
First Trust BuyWrite Income ETF	243,993,983	21,807,952	(7,535,617)	14,272,335
First Trust Nasdaq BuyWrite Income ETF	76,096,439	6,343,081	(2,129,792)	4,213,289
First Trust Rising Dividend Achievers ETF	7,876,429,139	645,720,308	(595,922,964)	49,797,344
First Trust Dorsey Wright Focus 5 ETF	3,003,577,074	126,013,762	(29,611,917)	96,401,845
First Trust RBA American Industrial Renaissance® ETF	475,155,363	62,365,107	(40,097,720)	22,267,387
First Trust Dorsey Wright Momentum & Dividend ETF	42,042,627	2,282,971	(2,749,454)	(466,483)
First Trust Dorsey Wright International Focus 5 ETF	222,157,132	15,325,577	(7,879,468)	7,446,109
First Trust Dorsey Wright Dynamic Focus 5 ETF	208,021,836	3,527,687	(8,172,752)	(4,645,065)
First Trust Indxx Innovative Transaction & Process ETF	103,889,315	7,090,873	(16,910,512)	(9,819,639)
First Trust Nasdaq Artificial Intelligence and Robotics ETF	474,453,230	26,525,565	(67,684,474)	(41,158,909)
First Trust International Developed Capital Strength ETF	71,571,415	2,529,025	(5,122,629)	(2,593,604)
K. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of advisory fees, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), taxes, interest, and extraordinary expenses, which are paid by each respective Fund. See Note 3 relating to a reduction in MDIV’s annual unitary management fee. Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
First Trust has entered into licensing agreements with each of the following “Licensors” for the respective Funds:

Fund	Licensor
First Trust NASDAQ Technology Dividend Index Fund	Nasdaq, Inc.
Multi-Asset Diversified Income Index Fund	Nasdaq, Inc.
First Trust S&P International Dividend Aristocrats ETF	S&P Dow Jones Indices, LLC
First Trust Rising Dividend Achievers ETF	Nasdaq, Inc.
First Trust Dorsey Wright Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance® ETF	Richard Bernstein Advisors LLC
First Trust Dorsey Wright Momentum & Dividend ETF	Nasdaq, Inc.
First Trust Dorsey Wright International Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust Indxx Innovative Transaction & Process ETF	Indxx Inc.
First Trust Nasdaq Artificial Intelligence and Robotics ETF	Nasdaq, Inc.
First Trust International Developed Capital Strength ETF	Nasdaq, Inc.
The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the respective Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, acquired fund fees and expenses, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. Prior to August 7, 2023, for all Funds except FTHI and FTQI, and September 18, 2023, for FTHI and FTQI, First Trust also provided fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee. Effective November 1, 2022, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	TDIV	RDVY	FV	AIRR
Fund net assets up to and including $2.5 billion	0.5000%	0.5000%	0.3000%	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.4875%	0.4875%	0.2925%	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.4750%	0.4750%	0.2850%	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.4625%	0.4625%	0.2775%	0.6475%
Fund net assets greater than $10 billion up to and including $15 billion	0.4500%	0.4500%	0.2700%	0.6300%
Fund net assets greater than $15 billion	0.4250%	0.4250%	0.2550%	0.5950%

Breakpoints	DDIV	IFV	FVC
Fund net assets up to and including $2.5 billion	0.600%	0.3000%	0.3000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%	0.2925%	0.2925%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%	0.2850%	0.2850%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%	0.2775%	0.2775%
Fund net assets greater than $10 billion up to and including $15 billion	0.540%	0.2700%	0.2700%
Fund net assets greater than $15 billion	0.510%	0.2550%	0.2550%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
Breakpoints	MDIV	FID	FTHI	FTQI
Fund net assets up to and including $2.5 billion	0.600%	0.600%	0.85000%	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%	0.585%	0.82875%	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%	0.570%	0.80750%	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%	0.555%	0.78625%	0.78625%
Fund net assets greater than $10 billion	0.540%	0.540%	0.76500%	0.76500%

Breakpoints	LEGR	ROBT	FICS
Fund net assets up to and including $2.5 billion	0.65000%	0.65000%	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.63375%	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.61750%	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.60125%	0.6475%
Fund net assets greater than $10 billion	0.58500%	0.58500%	0.6300%
Prior to November 1, 2022, the Funds paid First Trust an annual unitary management fee based on each Fund’s average daily net assets at the following rates:

Rate
First Trust NASDAQ Technology Dividend Index Fund	0.50%
Multi-Asset Diversified Income Index Fund	0.60%
First Trust S&P International Dividend Aristocrats ETF	0.60%
First Trust BuyWrite Income ETF	0.85%
First Trust Nasdaq BuyWrite Income ETF	0.85%
First Trust Rising Dividend Achievers ETF	0.50%
First Trust Dorsey Wright Focus 5 ETF	0.30%
First Trust RBA American Industrial Renaissance® ETF	0.70%
First Trust Dorsey Wright Momentum & Dividend ETF	0.60%
First Trust Dorsey Wright International Focus 5 ETF	0.30%
First Trust Dorsey Wright Dynamic Focus 5 ETF	0.30%
First Trust Indxx Innovative Transaction & Process ETF	0.65%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	0.65%
First Trust International Developed Capital Strength ETF	0.70%
In addition, MDIV, FV, IFV, and FVC incur pro rata share of fees and acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses.
During the fiscal year ended September 30, 2022, ROBT received a payment from the Advisor of $1,987 in connection with a trade error.
Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) the termination of MDIV’s investment management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2024. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the fiscal year ended September 30, 2023, MDIV waived $531,364 of management fees.
Effective August 7, 2023 for all Funds except FTHI and FTQI, and September 18, 2023 for FTHI and FTQI, the Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to August 7, 2023 for all Funds except FTHI and FTQI, and September 18, 2023 for FTHI and FTQI, the Trust had multiple service agreements with BBH. Under the service agreements, BBH performed custodial, fund accounting, certain administrative

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
services, and transfer agency services for each Fund. As custodian, BBH was responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$748,469,312	$748,258,934
Multi-Asset Diversified Income Index Fund	350,961,339	336,968,980
First Trust S&P International Dividend Aristocrats ETF	50,129,665	41,838,423
First Trust BuyWrite Income ETF	158,454,225	175,194,131
First Trust Nasdaq BuyWrite Income ETF	41,507,725	50,314,259
First Trust Rising Dividend Achievers ETF	4,590,724,978	4,591,400,447
First Trust Dorsey Wright Focus 5 ETF	3,280,534,325	3,276,468,803
First Trust RBA American Industrial Renaissance® ETF	154,139,871	154,000,158
First Trust Dorsey Wright Momentum & Dividend ETF	110,748,251	110,206,015
First Trust Dorsey Wright International Focus 5 ETF	133,383,526	133,112,205
First Trust Dorsey Wright Dynamic Focus 5 ETF	742,562,834	742,686,695
First Trust Indxx Innovative Transaction & Process ETF	18,072,365	19,624,758
First Trust Nasdaq Artificial Intelligence and Robotics ETF	133,067,826	125,968,082
First Trust International Developed Capital Strength ETF	27,306,809	26,601,392
For the fiscal year ended September 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$224,538,938	$113,010,063
Multi-Asset Diversified Income Index Fund	40,640,875	78,516,128
First Trust S&P International Dividend Aristocrats ETF	35,291,632	16,140,973
First Trust BuyWrite Income ETF	205,812,667	38,484,513
First Trust Nasdaq BuyWrite Income ETF	73,042,491	8,424,881
First Trust Rising Dividend Achievers ETF	436,224,769	1,076,570,304
First Trust Dorsey Wright Focus 5 ETF	658,051,818	329,105,518
First Trust RBA American Industrial Renaissance® ETF	370,748,885	104,686,292
First Trust Dorsey Wright Momentum & Dividend ETF	1,356,498	30,268,529
First Trust Dorsey Wright International Focus 5 ETF	117,483,248	45,446,637
First Trust Dorsey Wright Dynamic Focus 5 ETF	80,183,671	90,924,636
First Trust Indxx Innovative Transaction & Process ETF	10,495,027	37,779,712
First Trust Nasdaq Artificial Intelligence and Robotics ETF	264,769,990	43,536,864
First Trust International Developed Capital Strength ETF	48,707,103	1,373,836

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at September 30, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
FTHI
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$940,655
FTQI
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	940,389
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2023, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FTHI	FTQI
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(387,403)	$(2,885,761)
Net change in unrealized appreciation (depreciation) on written options contracts	140,460	158,716
During the fiscal year ended September 30, 2023, for FTHI, the premiums for written options contracts opened were $23,376,238 and the premiums for written options contracts closed, exercised and expired were $22,374,469.
During the fiscal year ended September 30, 2023, for FTQI, the premiums for written options contracts opened were $9,516,562 and the premiums for written options contracts closed, exercised and expired were $8,490,964.
FTHI and FTQI do not have the right to offset on financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2025.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Nasdaq BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, First Trust Dorsey Wright Dynamic Focus 5 ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, and First Trust International Developed Capital Strength ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of September 30, 2023 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust NASDAQ Technology Dividend Index Fund	For the years ended September 30, 2023, 2022, 2021, 2020 and 2019
Multi-Asset Diversified Income Index Fund
First Trust S&P International Dividend Aristocrats ETF
First Trust BuyWrite Income ETF
First Trust Nasdaq BuyWrite Income ETF
First Trust Rising Dividend Achievers ETF
First Trust Dorsey Wright Focus 5 ETF
First Trust RBA American Industrial Renaissance® ETF
First Trust Dorsey Wright Momentum & Dividend ETF
First Trust Dorsey Wright International Focus 5 ETF
First Trust Dorsey Wright Dynamic Focus 5 ETF
First Trust Indxx Innovative Transaction & Process ETF
First Trust Nasdaq Artificial Intelligence and Robotics ETF
First Trust International Developed Capital Strength ETF	For the years ended September 30, 2023 and 2022 and for the period from December 15, 2020 (commencement of investment operations) through September 30, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Report of Independent Registered Public Accounting Firm (Continued)
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche, LLP

Chicago, Illinois
November 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended September 30, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust NASDAQ Technology Dividend Index Fund	99.32%
Multi-Asset Diversified Income Index Fund	34.31%
First Trust S&P International Dividend Aristocrats ETF	0.00%
First Trust BuyWrite Income ETF	50.82%
First Trust Nasdaq BuyWrite Income ETF	12.22%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	67.81%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
First Trust Indxx Innovative Transaction & Process ETF	26.21%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	56.00%
First Trust International Developed Capital Strength ETF	0.00%
For the taxable year ended September 30, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust NASDAQ Technology Dividend Index Fund	100.00%
Multi-Asset Diversified Income Index Fund	35.22%
First Trust S&P International Dividend Aristocrats ETF	78.89%
First Trust BuyWrite Income ETF	60.30%
First Trust Nasdaq BuyWrite Income ETF	12.22%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	69.76%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
First Trust Indxx Innovative Transaction & Process ETF	100.00%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	100.00%

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Qualified Dividend Income
First Trust International Developed Capital Strength ETF	100.00%
** The actual qualified dividend income distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Additionally, the actual percentage of income that qualified for the dividends received deduction will be available to shareholders shortly after calendar year end.
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended September 30, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
The following Funds meet the requirements of Section 853 of the Code and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended September 30, 2023, the total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust S&P International Dividend Aristocrats ETF	$4,143,568	$0.85	$371,978	$0.08
First Trust Indxx Innovative Transaction & Process ETF	2,712,512	1.06	300,957	0.12
First Trust International Developed Capital Strength ETF	1,058,593	0.46	114,188	0.05
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Multi-Asset Diversified Income Index Fund (MDIV)
First Trust S&P International Dividend Aristocrats ETF (FID)
First Trust BuyWrite Income ETF (FTHI)
First Trust Nasdaq BuyWrite Income ETF (FTQI)
First Trust Rising Dividend Achievers ETF (RDVY)
First Trust Dorsey Wright Focus 5 ETF (FV)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
First Trust International Developed Capital Strength ETF (FICS)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services.  The Board noted that FTHI and FTQI are actively-managed ETFs and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Funds’ investments.  The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board considered that the Advisor had previously agreed to extend the Fee Offset Agreement for MDIV through January 31, 2024, whereby the Advisor offsets its unitary fee paid by MDIV related to the portion of MDIV’s assets invested in other investment companies advised by the Advisor.  The Board noted that because each of FV, IFV and FVC invests in underlying ETFs in the First Trust Fund Complex, each such Fund will incur acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
information provided, the Board noted that the total (net) expense ratio for each of FTHI, MDIV and FTQI was below the median total (net) expense ratio of the peer funds in its respective Expense Group, that the total (net) expense ratio for each of IFV and LEGR (excluding acquired fund fees and expenses for IFV) was equal to the median total (net) expense ratio of the peer funds in its respective Expense Group (excluding acquired fund fees and expenses for IFV’s Expense Group) and that the total (net) expense ratio for each other Fund (excluding acquired fund fees and expenses for FVC and FV) was above the median total (net) expense ratio of the peer funds in its respective Expense Group (excluding acquired fund fees and expenses for FVC’s and FV’s Expense Groups).   The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for IFV was equal to the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group and that the total (net) expense ratio (including acquired fund fees and expenses) for each of FVC and FV was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs and actively-managed ETFs, including, for index ETFs, differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and, for both index ETFs and actively-managed ETFs, different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  With the exception of FTHI and FTQI, the Board received and reviewed information for one or more periods ended December 31, 2022 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index.  With respect to DDIV, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective September 6, 2018, the Fund changed its name and ticker symbol and began tracking the Dorsey Wright Momentum Plus Dividend Yield™ Index, and that the performance information included a blend of the old and new indexes.  With respect to FID, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective August 30, 2018, the Fund changed its name and ticker symbol and began tracking the S&P International Dividend Aristocrats Index, and that the performance information included a blend of the old and new indexes.  Based on the information provided and its ongoing review of performance, the Board concluded that each applicable Fund was correlated to its underlying index and that the tracking difference for each such Fund was within a reasonable range.  In addition, the Board reviewed data prepared by Broadridge comparing each applicable Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index and noted the Advisor’s discussion of ROBT’s and RDVY’s performance at the April 17, 2023 meeting.  However, given each such Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
For the two actively-managed Funds, FTHI and FTQI, the Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a benchmark index.  With respect to FTQI, the Board noted that during 2022, it approved the Fund’s adoption of an amended investment strategy that involves investing primarily in equity securities listed on U.S. exchanges and utilizing an “option strategy” consisting of writing U.S. exchange-traded call options on the Nasdaq-100 Index, which took effect on May 11, 2022.  Based on the information provided, the Board noted that FTHI outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2022 and underperformed its Performance Universe median and benchmark index for the three- and five-year periods ended December 31, 2022.  The Board noted that FTQI underperformed its Performance Universe median for the one-, three- and five-year periods ended December 31, 2022, outperformed its benchmark index for the one-year period ended December 31, 2022 and underperformed its benchmark index for the three- and five-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  In addition, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each of FV, IFV and FVC invest, will recognize additional revenue from the underlying ETFs if investment by such Funds causes the assets of the underlying ETFs to grow.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VI funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $7,321,264. This figure is comprised of $286,714 paid (or to be paid) in fixed compensation and $7,034,550 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $3,823,286 paid (or to be paid) to senior management of First Trust Advisors L.P. and $3,497,978 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	246	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	246
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	246
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	246	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	246	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	221	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	246	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
September 30, 2023

First Trust Exchange-Traded Fund VI
Book 2

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

Table of Contents
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2023.
A famous financial industry quote came to mind as I was sizing up the current business climate:“Wall Street has a few prudent principles; the trouble is that they are always forgotten when they are most needed.” The past year has been a time when those who stuck with their principles were rewarded, in my opinion. The financial markets continue to battle a myriad of headwinds, from geopolitical uncertainty resulting from war (Israel and Hamas and the conflict between Russia and Ukraine), to slowing global economic growth and inflation. Inflation, for one, has remained persistently high. A common measure of inflation is the 12-month rate of change in the Consumer Price Index (“CPI”). The CPI stood at 3.7% on September 30, 2023, significantly lower than its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% on June 30, 2023. Considering this, as well as other better-than-expected economic data, the Federal Reserve recently noted that the Federal Funds target rate will need to remain elevated for a longer period than previously expected.
As many investors are likely aware, a higher Federal Funds target rate has deep implications for consumers. Perhaps the most obvious area impacted by higher rates is housing. The national average for a 30-year mortgage stood at 7.99% as of October 18, 2023, up from 3.22% on October 20, 2021. Higher mortgage rates, coupled with high home prices, are stretching U.S. home affordability. The monthly payment on a median-priced home ($407,100 in August 2023) with a 20% down payment, and a mortgage rate of 7.99%, comes in at $2,387. It is not just mortgage rates that are pressuring the budgets of U.S. households. Debt payments on car loans and credit cards are showing signs of weakness as well. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023 (most recent data), surpassing pre-pandemic levels.
While headwinds to the global economy exist, not all the news is bad. Driven by technological developments in artificial intelligence, the U.S. equity markets have had a phenomenal year. Year-to-date through September 30, 2023, the S&P 500® Index has enjoyed a total return of 13.07%. Additionally, the U.S. exported a record 20.4 billion cubic feet per day (“Bcf/d”) of natural gas and 11.6 Bcf/d of liquefied natural gas (“LNG”) over the first six months of the year, making the U.S. the world’s largest exporter of LNG during the period. It can be tempting to deviate from fundamentals when times get tough, but we continue to encourage investors to hold fast to their principles; they will serve you for years to come.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in October 2023 sees real gross domestic product growth rising by 3.0% worldwide in 2023, up from its 2.9% projection in January 2023. The IMF is currently forecasting a 2.1% growth rate for the U.S., up from its January 2023 estimate of 1.4%. Emerging Market and Developing Economies are expected to grow by 4.0% this year, unchanged from the IMF’s 4.0% estimate in January 2023. The IMF notes that risks to their global outlook remain tilted to the downside, citing the real estate crisis in China, the potential for increased volatility among commodity prices, and uncomfortably high inflation, among other reasons, for their outlook.
In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), stood at 3.7% on a trailing 12-month basis at the end of September 2023, according to the U.S. Bureau of Labor Statistics. While this is significantly lower than the most recent high of 9.1% in June 2022, the September 2023 CPI reading reflects a re-acceleration in the metric when compared to its most recent low of 3.0% set on June 30, 2023.
Performance of Global Stocks and Bonds
The major U.S. stock indices delivered positive results over the past 12 months. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 21.62%, 15.51% and 10.08%, respectively, for the 12-month period ended September 30, 2023. Nine of the 11 major sectors that comprise the Index were positive on a total return basis. The top performer was the Information Technology sector, up 41.10%, while the worst showing came from the Utilities sector, down 7.02%.
A Bloomberg survey of twenty-two equity strategists found that their average 2023 year-end price target for the Index was 4,370 as of October 18, 2023, according to its own release. The highest and lowest estimates were 4,900 and 3,700, respectively. The Index closed trading on September 29, 2023, at 4,288.05. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for the 2023 and 2024 calendar years stood at -2.83% and 11.89%, respectively, as of October 13, 2023.
The broader foreign stock indices experienced positive total returns over the past year. For the 12-month period ended September 30, 2023, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of 24.00% (USD) and 11.70% (USD), respectively, according to Bloomberg. The major foreign bond indices were also up over the same period. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of 2.24% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt rose by 8.57% (USD), according to Bloomberg. The U.S. dollar fell 5.30% over the past 12 months against a basket of major currencies, as measured by the U.S. Dollar Index. The decrease in the dollar provided a boost to the performance of both foreign stock and bond indices, in our opinion.
Results were also positive in the U.S. bond market over the period. The top performing major debt group we track was intermediate U.S. high yield bonds. The Bloomberg Intermediate U.S. High Yield Index posted a total return of 10.34% for the 12-month period ended September 30, 2023. The worst performing U.S. debt group that we track was the Ginnie Mae 30-Year Bond. The Bloomberg Ginnie Mae 30-Year Index posted a total return of 0.29%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 74 basis points in the period to close at 4.57% on September 29, 2023, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.27% for the 10-year period ended September 30, 2023.

Fund Performance Overview (Unaudited)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
The First Trust SMID Cap Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the index. The Index is designed to provide access to a diversified portfolio of 100 small and mid cap companies with a history of raising their dividends and exhibit the characteristics to continue to do so in the future. The shares of the Fund are listed and traded on Nasdaq, Inc., under the ticker symbol “SDVY.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (11/1/17) to 9/30/23	5 Years Ended 9/30/23	Inception (11/1/17) to 9/30/23
Fund Performance
NAV	25.25%	7.80%	7.94%	45.55%	57.08%
Market Price	25.25%	7.80%	7.94%	45.55%	57.08%
Index Performance
Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index	26.17%	8.44%	8.61%	49.98%	62.92%
S&P 1000® Index	13.86%	5.19%	6.71%	28.76%	46.82%
(See Notes to Fund Performance Overview on page 10.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 25.25% during the 12-month period covered by this report. During the same period, the S&P 1000® Index (the “Benchmark”) generated a return of 13.86%. During the period covered by this report, the Financials sector carried the most weight in the Fund, with an allocation of 29.5%. Investments in this sector contributed 2.1% to the Fund’s return. The sector with the greatest contribution to the Fund’s return was the Industrials sector, which received an allocation of 23.5% and contributed 8.5% to the Fund’s return. The sector that caused the most drag on the Fund’s performance was the Consumer Staples sector, which had a -0.2% contribution to the Fund’s return, which was driven almost exclusively by the 0.9% allocation to Medifast, Inc.

Nasdaq® and Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	29.4%
Industrials	24.2
Consumer Discretionary	14.0
Information Technology	11.2
Energy	9.2
Materials	6.1
Consumer Staples	3.0
Communication Services	1.9
Real Estate	1.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Steel Dynamics, Inc.	1.1%
Watsco, Inc.	1.1
CONSOL Energy, Inc.	1.1
Cal-Maine Foods, Inc.	1.1
Alpha Metallurgical Resources, Inc.	1.1
Teradyne, Inc.	1.1
Sturm Ruger & Co., Inc.	1.1
Matson, Inc.	1.1
Columbia Sportswear Co.	1.1
Boise Cascade Co.	1.1
Total	11.0%

Performance of a $10,000 Initial Investment
November 1, 2017 - September 30, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
11/1/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$16,292
$15,708
$14,682
First Trust SMID Cap Rising Dividend Achievers ETF
Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index
S&P 1000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
The First Trust Dorsey Wright Momentum & Value ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus ValueTM Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is a rules-based equity index designed to track the overall performance of the 50 most undervalued stocks comprising the Nasdaq US Large Mid CapTM Index that exhibit high levels of “relative strength.” A relative strength analysis is a momentum-based investment strategy that emphasizes a security’s forward price momentum in the security selection process. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on Nasdaq, Inc., under the ticker symbol “DVLU.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (9/5/18) to 9/30/23	5 Years Ended 9/30/23	Inception (9/5/18) to 9/30/23
Fund Performance
NAV	14.03%	5.01%	4.40%	27.72%	24.40%
Market Price	14.03%	5.00%	4.41%	27.64%	24.45%
Index Performance
Dorsey Wright Momentum Plus ValueTM Index	14.88%	5.68%	5.07%	31.85%	28.49%
S&P 500® Index	21.62%	9.92%	9.99%	60.44%	62.06%
(See Notes to Fund Performance Overview on page 10.)
Performance Review
The Fund generated a NAV return of 14.03% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 21.62%. During the period covered by this report, the Fund’s investments were spread across several sectors. The sector with the greatest average weight in the Fund was the Financials sector. Investments in this sector received an allocation of 20.1% but contributed only 0.9% to the Fund’s overall return. The sector with the greatest return was the Industrials sector, with an allocation of 15.6% and a 6.9% contribution to the Fund’s return. Meanwhile, the most negatively contributing sector was the Consumer Discretionary sector which received an allocation of 12.3% and contributed -0.8% to the Fund’s return.

Nasdaq® and Dorsey Wright Momentum Plus ValueTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU) (Continued)

Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	26.0%
Industrials	20.6
Information Technology	12.0
Financials	11.3
Materials	9.7
Health Care	5.8
Utilities	4.8
Consumer Staples	4.1
Energy	3.6
Communication Services	1.1
Real Estate	1.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Dell Technologies, Inc., Class C	4.1%
Old Republic International Corp.	3.3
Westlake Corp.	3.1
Lithia Motors, Inc.	3.0
Toll Brothers, Inc.	2.9
PulteGroup, Inc.	2.9
Molson Coors Beverage Co., Class B	2.8
Owens Corning	2.8
Capital One Financial Corp.	2.8
Textron, Inc.	2.8
Total	30.5%

Performance of a $10,000 Initial Investment
September 5, 2018 - September 30, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
$16,206
$12,849
$12,440
9/5/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust Dorsey Wright Momentum & Value ETF
Dorsey Wright Momentum Plus Value™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
The First Trust Dorsey Wright Momentum & Low Volatility ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Low VolatilityTM Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is a rules-based equity index designed to track the overall performance of the 50 stocks comprising the Nasdaq US Large Mid CapTM Index that exhibit the lowest levels of volatility while still maintaining high levels of “relative strength.” A relative strength analysis is a momentum-based investment strategy that emphasizes a security’s forward price momentum in the security selection process. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on Nasdaq, Inc., under the ticker symbol “DVOL.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (9/5/18) to 9/30/23	5 Years Ended 9/30/23	Inception (9/5/18) to 9/30/23
Fund Performance
NAV	5.64%	5.80%	5.68%	32.54%	32.34%
Market Price	5.59%	5.78%	5.69%	32.46%	32.39%
Index Performance
Dorsey Wright Momentum Plus Low VolatilityTM Index	6.33%	6.47%	6.36%	36.84%	36.69%
S&P 500® Index	21.62%	9.92%	9.99%	60.44%	62.06%
(See Notes to Fund Performance Overview on page 10.)
Performance Review
The Fund generated a NAV return of 5.64% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 21.62%. The two sectors with the greatest allocation in the Fund during the period covered by this report were the Financials and Industrials sector. The Industrials sector received the greatest allocation at 22.3% and contributed 1.7% to the Fund’s return. The greatest contribution came from the Financials sector, which carried an average weight in the Fund of 21.9% and contributed 2.7% to the Fund’s overall performance. The most significantly negative contributor to the Fund came from investments in the Information Technology sector, which had an allocation of 2.5% and had a -0.5% contribution to the Fund’s return.

Nasdaq® and Dorsey Wright Momentum Plus Low VolatilityTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	30.0%
Consumer Discretionary	18.4
Financials	15.9
Health Care	13.3
Consumer Staples	11.2
Information Technology	5.1
Utilities	3.5
Real Estate	2.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Procter & Gamble (The) Co.	3.2%
McDonald’s Corp.	3.2
Chemed Corp.	3.0
Republic Services, Inc.	3.0
Arthur J. Gallagher & Co.	2.9
Waste Management, Inc.	2.9
Yum! Brands, Inc.	2.9
Marsh & McLennan Cos., Inc.	2.8
TJX (The) Cos., Inc.	2.8
Merck & Co., Inc.	2.8
Total	29.5%

Performance of a $10,000 Initial Investment
September 5, 2018 - September 30, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
9/5/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$16,206
$13,669
$13,234
First Trust Dorsey Wright Momentum & Low Volatility ETF
Dorsey Wright Momentum Plus Low Volatility™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2023 (Unaudited)
As a shareholder of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Dorsey Wright Momentum & Value ETF, or First Trust Dorsey Wright Momentum & Low Volatility ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Actual	$1,000.00	$1,070.40	0.60%	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Actual	$1,000.00	$1,033.60	0.60%	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Actual	$1,000.00	$981.10	0.60%	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(April 1, 2023 through September 30, 2023), multiplied by 183/365 (to reflect the six-month period).

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Automobiles — 1.0%
245,956	Winnebago Industries, Inc.	$14,622,084
	Banks — 14.8%
390,001	Bank OZK	14,457,337
695,844	Cadence Bank	14,765,810
402,095	Cathay General Bancorp	13,976,822
345,834	Comerica, Inc.	14,369,403
649,822	Eagle Bancorp, Inc.	13,938,682
274,606	East West Bancorp, Inc.	14,474,482
1,098,984	First BanCorp	14,792,325
342,963	International Bancshares Corp.	14,864,016
506,902	OFG Bancorp	15,136,094
668,884	Pacific Premier Bancorp, Inc.	14,554,916
235,224	Popular, Inc.	14,821,464
494,386	Synovus Financial Corp.	13,743,931
807,911	Veritex Holdings, Inc.	14,502,002
193,358	Wintrust Financial Corp.	14,598,529
405,934	Zions Bancorp N.A.	14,163,037
		217,158,850
	Building Products — 3.0%
124,821	Advanced Drainage Systems, Inc.	14,208,375
109,469	Owens Corning	14,932,666
146,580	UFP Industries, Inc.	15,009,792
		44,150,833
	Capital Markets — 1.9%
103,386	Evercore, Inc., Class A	14,254,861
225,702	Stifel Financial Corp.	13,867,131
		28,121,992
	Chemicals — 1.0%
117,955	Westlake Corp.	14,705,450
	Commercial Services & Supplies — 1.0%
94,498	Tetra Tech, Inc.	14,366,531
	Communications Equipment — 1.0%
529,937	Juniper Networks, Inc.	14,726,949
	Construction & Engineering — 1.0%
178,484	AECOM	14,821,311
	Consumer Finance — 2.9%
513,964	Ally Financial, Inc.	13,712,559
1,052,267	SLM Corp.	14,331,877
456,824	Synchrony Financial	13,965,110
		42,009,546
	Electrical Equipment — 2.0%
46,950	Hubbell, Inc.	14,714,600
99,523	Regal Rexnord Corp.	14,219,846
		28,934,446
Shares	Description	Value

	Electronic Equipment, Instruments & Components — 5.0%
143,476	Advanced Energy Industries, Inc.	$14,795,245
620,136	Benchmark Electronics, Inc.	15,044,499
262,957	Crane NXT Co.	14,612,521
59,485	Littelfuse, Inc.	14,711,830
599,965	Vishay Intertechnology, Inc.	14,831,135
		73,995,230
	Financial Services — 5.8%
509,452	Equitable Holdings, Inc.	14,463,342
304,604	Essent Group Ltd.	14,404,723
370,411	Jackson Financial, Inc., Class A	14,157,108
866,585	MGIC Investment Corp.	14,463,304
574,200	Radian Group, Inc.	14,418,162
182,936	Walker & Dunlop, Inc.	13,581,169
		85,487,808
	Food Products — 1.1%
326,102	Cal-Maine Foods, Inc.	15,789,859
	Ground Transportation — 3.0%
80,721	Landstar System, Inc.	14,282,774
732,822	Marten Transport Ltd.	14,443,922
530,111	Schneider National, Inc., Class B	14,678,773
		43,405,469
	Household Durables — 5.9%
215,073	Century Communities, Inc.	14,362,575
484,120	Ethan Allen Interiors, Inc.	14,475,188
464,447	La-Z-Boy, Inc.	14,342,123
347,548	MDC Holdings, Inc.	14,329,404
197,695	PulteGroup, Inc.	14,639,315
192,362	Toll Brothers, Inc.	14,227,093
		86,375,698
	Insurance — 4.0%
132,292	American Financial Group, Inc.	14,773,048
349,714	Fidelity National Financial, Inc.	14,443,188
193,451	Principal Financial Group, Inc.	13,942,014
308,613	Unum Group	15,180,673
		58,338,923
	Leisure Products — 1.1%
296,997	Sturm Ruger & Co., Inc.	15,479,484
	Machinery — 7.0%
121,864	AGCO Corp.	14,414,074
199,889	Graco, Inc.	14,567,910
69,825	IDEX Corp.	14,524,997
150,333	ITT, Inc.	14,719,104
203,927	Mueller Industries, Inc.	15,327,153
57,274	Snap-on, Inc.	14,608,306
256,498	Terex Corp.	14,779,415
		102,940,959
See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Marine Transportation — 1.0%
174,064	Matson, Inc.	$15,442,958
	Media — 1.9%
488,080	Interpublic Group of (The) Cos., Inc.	13,988,373
193,509	Omnicom Group, Inc.	14,412,550
		28,400,923
	Metals & Mining — 4.2%
60,757	Alpha Metallurgical Resources, Inc.	15,780,416
288,488	Commercial Metals Co.	14,254,192
57,362	Reliance Steel & Aluminum Co.	15,042,037
150,753	Steel Dynamics, Inc.	16,163,737
		61,240,382
	Oil, Gas & Consumable Fuels — 9.2%
261,465	California Resources Corp.	14,644,655
94,537	Chord Energy Corp.	15,321,612
178,949	Civitas Resources, Inc.	14,471,606
152,221	CONSOL Energy, Inc.	15,969,505
361,279	EQT Corp.	14,660,702
651,940	Magnolia Oil & Gas Corp., Class A	14,935,945
243,451	Matador Resources Co.	14,480,465
378,237	SM Energy Co.	14,997,097
8,351	Texas Pacific Land Corp.	15,228,549
		134,710,136
	Paper & Forest Products — 1.0%
255,406	Louisiana-Pacific Corp.	14,116,290
	Personal Care Products — 1.9%
108,117	Inter Parfums, Inc.	14,524,438
184,412	Medifast, Inc.	13,803,238
		28,327,676
	Professional Services — 4.0%
406,241	Genpact Ltd.	14,705,924
152,163	Insperity, Inc.	14,851,109
993,277	Resources Connection, Inc.	14,809,760
200,174	Robert Half, Inc.	14,668,751
		59,035,544
	Real Estate Management & Development — 0.9%
474,355	Marcus & Millichap, Inc.	13,917,576
	Semiconductors & Semiconductor Equipment — 4.1%
671,678	Amkor Technology, Inc.	15,179,923
151,934	Skyworks Solutions, Inc.	14,979,173
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
156,765	Teradyne, Inc.	$15,748,612
95,127	Universal Display Corp.	14,933,987
		60,841,695
	Specialty Retail — 3.0%
205,937	Best Buy Co., Inc.	14,306,444
445,903	Buckle (The), Inc.	14,888,701
131,726	Dick’s Sporting Goods, Inc.	14,302,809
		43,497,954
	Technology Hardware, Storage & Peripherals — 1.0%
192,534	NetApp, Inc.	14,609,480
	Textiles, Apparel & Luxury Goods — 3.1%
208,078	Columbia Sportswear Co.	15,418,580
559,672	Movado Group, Inc.	15,307,029
470,721	Steven Madden Ltd.	14,954,806
		45,680,415
	Trading Companies & Distributors — 2.1%
149,622	Boise Cascade Co.	15,417,051
42,622	Watsco, Inc.	16,099,182
		31,516,233

	Total Investments — 99.9%	1,466,768,684
	(Cost $1,439,886,177)
	Net Other Assets and Liabilities — 0.1%	2,183,824
	Net Assets — 100.0%	$1,468,952,508

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,466,768,684	$ 1,466,768,684	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 2.8%
7,335	Textron, Inc.	$573,157
	Air Freight & Logistics — 1.1%
1,968	Expeditors International of Washington, Inc.	225,592
	Banks — 3.8%
315	First Citizens BancShares, Inc., Class A	434,732
2,371	JPMorgan Chase & Co.	343,842
		778,574
	Beverages — 2.8%
9,187	Molson Coors Beverage Co., Class B	584,201
	Building Products — 5.1%
3,893	Builders FirstSource, Inc. (a)	484,639
4,204	Owens Corning	573,468
		1,058,107
	Chemicals — 4.4%
8,961	Chemours (The) Co.	251,356
5,166	Westlake Corp.	644,045
		895,401
	Construction & Engineering — 1.7%
13,087	API Group Corp. (a)	339,346
	Consumer Finance — 2.8%
5,907	Capital One Financial Corp.	573,274
	Consumer Staples Distribution & Retail — 1.3%
6,513	US Foods Holding Corp. (a)	258,566
	Containers & Packaging — 2.7%
24,571	Graphic Packaging Holding Co.	547,442
	Distributors — 1.7%
7,209	LKQ Corp.	356,918
	Electric Utilities — 2.2%
27,553	PG&E Corp. (a)	444,430
	Electronic Equipment, Instruments & Components — 5.5%
9,212	Coherent Corp. (a)	300,680
5,695	Crane NXT Co.	316,471
4,040	Jabil, Inc.	512,635
		1,129,786
	Energy Equipment & Services — 2.5%
5,986	Baker Hughes Co.	211,426
7,217	Halliburton Co.	292,288
		503,714
Shares	Description	Value

	Health Care Providers & Services — 5.8%
6,415	Cardinal Health, Inc.	$556,950
760	HCA Healthcare, Inc.	186,945
6,939	Tenet Healthcare Corp. (a)	457,211
		1,201,106
	Hotels, Restaurants & Leisure — 1.3%
4,375	Boyd Gaming Corp.	266,131
	Household Durables — 13.6%
5,085	D.R. Horton, Inc.	546,485
4,974	Lennar Corp., Class A	558,232
43	NVR, Inc. (a)	256,422
8,121	PulteGroup, Inc.	601,360
8,141	Toll Brothers, Inc.	602,109
952	TopBuild Corp. (a)	239,523
		2,804,131
	Independent Power and Renewable Electricity Producers — 2.6%
16,370	Vistra Corp.	543,157
	Insurance — 4.7%
3,675	Arch Capital Group Ltd. (a)	292,934
25,123	Old Republic International Corp.	676,814
		969,748
	Machinery — 1.9%
4,512	PACCAR, Inc.	383,610
	Media — 1.1%
7,636	Interpublic Group of (The) Cos., Inc.	218,848
	Metals & Mining — 2.7%
2,108	Reliance Steel & Aluminum Co.	552,781
	Oil, Gas & Consumable Fuels — 1.1%
19,607	Antero Midstream Corp.	234,892
	Passenger Airlines — 0.9%
5,109	Delta Air Lines, Inc.	189,033
	Professional Services — 2.3%
677	CACI International, Inc., Class A (a)	212,530
2,239	TriNet Group, Inc. (a)	260,799
		473,329
	Semiconductors & Semiconductor Equipment — 2.3%
21,064	Amkor Technology, Inc.	476,046
	Specialized REITs — 1.0%
6,871	VICI Properties, Inc.	199,946
	Specialty Retail — 8.1%
3,336	AutoNation, Inc. (a)	505,070
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
2,057	Lithia Motors, Inc.	$607,494
3,290	Penske Automotive Group, Inc.	549,628
		1,662,192
	Technology Hardware, Storage & Peripherals — 4.1%
12,331	Dell Technologies, Inc., Class C	849,606
	Textiles, Apparel & Luxury Goods — 1.2%
8,448	Tapestry, Inc.	242,880
	Trading Companies & Distributors — 4.8%
7,426	Air Lease Corp.	292,659
466	United Rentals, Inc.	207,169
3,439	WESCO International, Inc.	494,597
		994,425

	Total Investments — 99.9%	20,530,369
	(Cost $19,961,142)
	Net Other Assets and Liabilities — 0.1%	16,527
	Net Assets — 100.0%	$20,546,896

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 20,530,369	$ 20,530,369	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 0.9%
11,307	Howmet Aerospace, Inc.	$522,949
	Beverages — 3.8%
10,817	Molson Coors Beverage Co., Class B	687,853
28,586	Monster Beverage Corp. (a)	1,513,629
		2,201,482
	Commercial Services & Supplies — 9.2%
2,647	Cintas Corp.	1,273,233
14,986	Copart, Inc. (a)	645,747
11,888	Republic Services, Inc.	1,694,159
10,847	Waste Management, Inc.	1,653,517
		5,266,656
	Communications Equipment — 1.6%
3,409	Motorola Solutions, Inc.	928,066
	Construction & Engineering — 1.7%
11,978	AECOM	994,653
	Consumer Staples Distribution & Retail — 1.8%
1,843	Costco Wholesale Corp.	1,041,221
	Distributors — 1.4%
16,269	LKQ Corp.	805,478
	Electric Utilities — 3.5%
33,914	PG&E Corp. (a)	547,033
22,698	Southern (The) Co.	1,469,014
		2,016,047
	Electrical Equipment — 2.2%
8,602	AMETEK, Inc.	1,271,031
	Electronic Equipment, Instruments & Components — 1.5%
10,088	Amphenol Corp., Class A	847,291
	Financial Services — 4.7%
2,929	Mastercard, Inc., Class A	1,159,621
6,635	Visa, Inc., Class A	1,526,116
		2,685,737
	Food Products — 2.4%
14,608	Lamb Weston Holdings, Inc.	1,350,656
	Ground Transportation — 2.4%
27,033	CSX Corp.	831,265
2,945	Landstar System, Inc.	521,088
		1,352,353
	Health Care Providers & Services — 8.7%
11,904	Cardinal Health, Inc.	1,033,505
Shares	Description	Value

	Health Care Providers & Services (Continued)
8,739	Cencora, Inc.	$1,572,758
3,301	Chemed Corp.	1,715,530
7,372	Ensign Group (The), Inc.	685,080
		5,006,873
	Hotels, Restaurants & Leisure — 8.9%
7,259	Darden Restaurants, Inc.	1,039,634
6,874	McDonald’s Corp.	1,810,886
6,288	Texas Roadhouse, Inc.	604,277
13,136	Yum! Brands, Inc.	1,641,212
		5,096,009
	Household Products — 3.2%
12,538	Procter & Gamble (The) Co.	1,828,793
	Insurance — 11.2%
4,730	Aon PLC, Class A	1,533,561
7,287	Arthur J. Gallagher & Co.	1,660,926
8,573	Marsh & McLennan Cos., Inc.	1,631,442
59,893	Old Republic International Corp.	1,613,517
		6,439,446
	IT Services — 1.0%
2,942	VeriSign, Inc. (a)	595,843
	Machinery — 8.8%
3,518	Illinois Tool Works, Inc.	810,231
4,188	Lincoln Electric Holdings, Inc.	761,337
14,358	Otis Worldwide Corp.	1,153,091
9,066	PACCAR, Inc.	770,791
3,721	Snap-on, Inc.	949,078
5,800	Westinghouse Air Brake Technologies Corp.	616,366
		5,060,894
	Pharmaceuticals — 4.5%
1,831	Eli Lilly & Co.	983,485
15,675	Merck & Co., Inc.	1,613,741
		2,597,226
	Professional Services — 4.8%
4,051	CACI International, Inc., Class A (a)	1,271,730
11,676	KBR, Inc.	688,184
3,247	Verisk Analytics, Inc.	767,071
		2,726,985
	Software — 1.0%
5,343	Oracle Corp.	565,931
	Specialized REITs — 2.6%
50,693	VICI Properties, Inc.	1,475,166
	Specialty Retail — 8.1%
574	AutoZone, Inc. (a)	1,457,954
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
1,714	O’Reilly Automotive, Inc. (a)	$1,557,786
18,351	TJX (The) Cos., Inc.	1,631,037
		4,646,777

	Total Investments — 99.9%	57,323,563
	(Cost $58,309,929)
	Net Other Assets and Liabilities — 0.1%	81,150
	Net Assets — 100.0%	$57,404,713

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 57,323,563	$ 57,323,563	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2023

	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
ASSETS:
Investments, at value	$1,466,768,684	$20,530,369	$57,323,563
Cash	979,817	18,050	56,722
Receivables:
Capital shares sold	4,243,393	—	—
Investment securities sold	2,817,781	—	—
Dividends	1,885,794	8,940	53,565
Prepaid expenses	9,820	—	—
Total Assets	1,476,705,289	20,557,359	57,433,850

LIABILITIES:
Payables:
Investment securities purchased	4,236,697	—	—
Capital shares purchased	2,822,148	—	—
Investment advisory fees	693,936	10,463	29,137
Total Liabilities	7,752,781	10,463	29,137
NET ASSETS	$1,468,952,508	$20,546,896	$57,404,713

NET ASSETS consist of:
Paid-in capital	$1,533,543,761	$32,160,093	$83,995,882
Par value	520,500	9,000	23,000
Accumulated distributable earnings (loss)	(65,111,753)	(11,622,197)	(26,614,169)
NET ASSETS	$1,468,952,508	$20,546,896	$57,404,713
NET ASSET VALUE, per share	$28.22	$22.83	$24.96
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	52,050,002	900,002	2,300,002
Investments, at cost	$1,439,886,177	$19,961,142	$58,309,929
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2023

	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
INVESTMENT INCOME:
Dividends	$34,847,541	$510,215	$1,265,576
Interest	58,960	964	2,719
Foreign withholding tax	(114,011)	(359)	(2,088)
Total investment income	34,792,490	510,820	1,266,207

EXPENSES:
Investment advisory fees	6,612,593	130,480	394,262
Total expenses	6,612,593	130,480	394,262
NET INVESTMENT INCOME (LOSS)	28,179,897	380,340	871,945

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(68,036,591)	(464,284)	(5,171,378)
In-kind redemptions	28,407,388	415,328	1,207,254
Net realized gain (loss)	(39,629,203)	(48,956)	(3,964,124)
Net change in unrealized appreciation (depreciation) on investments	213,773,113	2,437,242	8,283,960
NET REALIZED AND UNREALIZED GAIN (LOSS)	174,143,910	2,388,286	4,319,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$202,323,807	$2,768,626	$5,191,781
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets

	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)		First Trust Dorsey Wright Momentum & Value ETF (DVLU)
	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022
OPERATIONS:
Net investment income (loss)	$28,179,897	$15,508,578	$380,340	$401,682
Net realized gain (loss)	(39,629,203)	(24,538,123)	(48,956)	(1,579,870)
Net change in unrealized appreciation (depreciation)	213,773,113	(182,334,771)	2,437,242	(1,474,104)
Net increase (decrease) in net assets resulting from operations	202,323,807	(191,364,316)	2,768,626	(2,652,292)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(27,281,896)	(14,025,016)	(381,866)	(416,941)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	645,830,986	937,688,574	4,574,083	5,097,895
Cost of shares redeemed	(171,541,592)	(123,351,150)	(5,783,162)	(8,523,685)
Net increase (decrease) in net assets resulting from shareholder transactions	474,289,394	814,337,424	(1,209,079)	(3,425,790)
Total increase (decrease) in net assets	649,331,305	608,948,092	1,177,681	(6,495,023)

NET ASSETS:
Beginning of period	819,621,203	210,673,111	19,369,215	25,864,238
End of period	$1,468,952,508	$819,621,203	$20,546,896	$19,369,215

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	35,500,002	7,450,002	950,002	1,100,002
Shares sold	22,900,000	32,800,000	200,000	200,000
Shares redeemed	(6,350,000)	(4,750,000)	(250,000)	(350,000)
Shares outstanding, end of period	52,050,002	35,500,002	900,002	950,002
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Year Ended 9/30/2023	Year Ended 9/30/2022

$871,945	$1,144,440
(3,964,124)	4,581,875
8,283,960	(18,738,146)
5,191,781	(13,011,831)

(908,946)	(1,071,096)

11,615,598	93,110,294
(39,947,281)	(118,688,168)
(28,331,683)	(25,577,874)
(24,048,848)	(39,660,801)

81,453,561	121,114,362
$57,404,713	$81,453,561

3,400,002	4,400,002
450,000	3,300,000
(1,550,000)	(4,300,000)
2,300,002	3,400,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$23.09	$28.28	$18.27	$20.37	$21.28
Income from investment operations:
Net investment income (loss)	0.70 (a)	0.51	0.36	0.33	0.35
Net realized and unrealized gain (loss)	5.10	(5.21)	9.99	(2.08)	(0.92)
Total from investment operations	5.80	(4.70)	10.35	(1.75)	(0.57)
Distributions paid to shareholders from:
Net investment income	(0.67)	(0.49)	(0.34)	(0.35)	(0.34)
Net asset value, end of period	$28.22	$23.09	$28.28	$18.27	$20.37
Total return (b)	25.25%	(16.78)%	56.77%	(8.56)%	(2.59)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,468,953	$819,621	$210,673	$10,050	$7,128
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.56%	2.25%	1.77%	1.83%	1.95%
Portfolio turnover rate (c)	58%	86%	36%	76%	78%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Value ETF (DVLU)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.39	$23.51	$15.07	$18.52	$19.46
Income from investment operations:
Net investment income (loss)	0.40 (a)	0.40	0.29	0.25	0.33
Net realized and unrealized gain (loss)	2.45	(3.11)	8.42	(3.44)	(0.94)
Total from investment operations	2.85	(2.71)	8.71	(3.19)	(0.61)
Distributions paid to shareholders from:
Net investment income	(0.41)	(0.41)	(0.27)	(0.26)	(0.33)
Net asset value, end of period	$22.83	$20.39	$23.51	$15.07	$18.52
Total return (b)	14.03%	(11.71)%	57.98%	(17.19)%	(3.04)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,547	$19,369	$25,864	$14,320	$19,451
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.75%	1.64%	1.68%	1.56%	2.01%
Portfolio turnover rate (c)	223%	230%	195%	205%	152%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$23.96	$27.53	$22.46	$22.81	$19.94
Income from investment operations:
Net investment income (loss)	0.34 (a)	0.32	0.10	0.28	0.29
Net realized and unrealized gain (loss)	1.02	(3.60)	5.06	(0.30)	2.85
Total from investment operations	1.36	(3.28)	5.16	(0.02)	3.14
Distributions paid to shareholders from:
Net investment income	(0.36)	(0.29)	(0.09)	(0.33)	(0.27)
Net asset value, end of period	$24.96	$23.96	$27.53	$22.46	$22.81
Total return (b)	5.64%	(12.02)%	22.98%	0.03%	15.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$57,405	$81,454	$121,114	$124,674	$131,169
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.33%	1.04%	0.36%	1.21%	2.37%
Portfolio turnover rate (c)	150%	169%	136%	187%	81%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2023
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-two exchange-traded funds that are offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust. The shares of each Fund are listed and traded on Nasdaq, Inc. (“Nasdaq”).

First Trust SMID Cap Rising Dividend Achievers ETF – (ticker “SDVY”)
First Trust Dorsey Wright Momentum & Value ETF – (ticker “DVLU”)
First Trust Dorsey Wright Momentum & Low Volatility ETF – (ticker “DVOL”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust SMID Cap Rising Dividend Achievers ETF	Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index
First Trust Dorsey Wright Momentum & Value ETF	Dorsey Wright Momentum Plus ValueTM Index
First Trust Dorsey Wright Momentum & Low Volatility ETF	Dorsey Wright Momentum Plus Low VolatilityTM Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$27,281,896	$—	$—
First Trust Dorsey Wright Momentum & Value ETF	381,866	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	908,946	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$14,025,016	$—	$—
First Trust Dorsey Wright Momentum & Value ETF	416,941	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	1,071,096	—	—
As of September 30, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust SMID Cap Rising Dividend Achievers ETF	$2,596,953	$(71,896,021)	$4,187,315
First Trust Dorsey Wright Momentum & Value ETF	25,588	(12,215,807)	568,022
First Trust Dorsey Wright Momentum & Low Volatility ETF	112,988	(25,739,492)	(987,665)
D. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of September 30, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust SMID Cap Rising Dividend Achievers ETF	$71,896,021
First Trust Dorsey Wright Momentum & Value ETF	12,215,807
First Trust Dorsey Wright Momentum & Low Volatility ETF	25,739,492
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended September 30, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$75,131	$(24,333,165)	$24,258,034
First Trust Dorsey Wright Momentum & Value ETF	—	(409,550)	409,550
First Trust Dorsey Wright Momentum & Low Volatility ETF	—	(1,174,102)	1,174,102
As of September 30, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust SMID Cap Rising Dividend Achievers ETF	$1,462,581,369	$117,320,151	$(113,132,836)	$4,187,315
First Trust Dorsey Wright Momentum & Value ETF	19,962,347	1,920,298	(1,352,276)	568,022
First Trust Dorsey Wright Momentum & Low Volatility ETF	58,311,228	1,638,785	(2,626,450)	(987,665)
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
First Trust has entered into licensing agreements with Nasdaq, Inc. (“Licensor”) for the Funds. The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, acquired fund fees and expenses, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. Prior to August 7, 2023, First Trust also provided fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee. Effective November 1, 2022, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%
Fund net assets greater than $10 billion up to and including $15 billion	0.540%
Fund net assets greater than $15 billion	0.510%
Prior to November 1, 2022, each Fund paid First Trust an annual unitary management fee equal to 0.60% of its average daily net assets.
Effective August 7, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to August 7, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH was responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$644,027,492	$643,177,128
First Trust Dorsey Wright Momentum & Value ETF	48,307,024	48,299,104
First Trust Dorsey Wright Momentum & Low Volatility ETF	99,466,788	99,458,892
For the fiscal year ended September 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$643,876,805	$170,238,725
First Trust Dorsey Wright Momentum & Value ETF	4,568,732	5,749,006
First Trust Dorsey Wright Momentum & Low Volatility ETF	11,600,946	39,862,669
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023
the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2025.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Dorsey Wright Momentum & Value ETF, and First Trust Dorsey Wright Momentum & Low Volatility ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche, LLP

Chicago, Illinois
November 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended September 30, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	100.00%
First Trust Dorsey Wright Momentum & Low Volatility ETF	100.00%
For the taxable year ended September 30, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	100.00%
First Trust Dorsey Wright Momentum & Low Volatility ETF	100.00%
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended September 30, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
“junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information for periods ended December 31, 2022 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index.  Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range.  In addition, the Board reviewed data prepared by Broadridge comparing each Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index.  However, given each Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	246	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	246
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	246
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	246	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	246	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	221	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	246	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $363,713 for the fiscal year ended September 30, 2022 and $411,400 for the fiscal year ended September 30, 2023.

(b)

Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2022 and were $0 for the fiscal year ended September 30, 2023.

Audit-Related Fees (Investment Advisor and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2022 and were $0 for the fiscal year ended September 30, 2023.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $176,104 for the fiscal year ended September 30, 2022 and $261,692 for the fiscal year ended September 20, 2023. These fees were for tax consultation and/or tax return preparation.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended September 30, 2022 and were $0 for the fiscal year ended September 30, 2023.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2022 and were $0 for the fiscal year ended September 30, 2023.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2022 and were $0 for the fiscal year ended September 30, 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:

(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended September 30, 2022 were $29,500 for the distributor, $16,500 for the advisor, and $176,104 for the registrant and for the fiscal year ended September 30, 2023 were $45,500 for the distributor, $31,000 for the advisor, and $261,692 for the registrant.

(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	No applicable.

(j)	Not applicable.

Items 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Thomas R. Kadlec, Denise M. Keefe, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.
(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Exchange-Traded Fund VI
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 5, 2023
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	December 5, 2023

* Print the name and title of each signing officer under his or her signature.